SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-73133)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.
 Post-Effective Amendment No. 63   [X]
and
REGISTRATION STATEMENT (No. 811-3221)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 63 [X]
Fidelity Charles Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 ( X ) on ( November 24, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY CHARLES STREET TRUST: FIDELITY ASSET MANAGER

CROSS REFERENCE SHEET
Form N-1A Item Number
Part A         Prospectus Caption
1              Cover Page
2 a            Expenses
  b,c          Contents; Who May Want to Invest
3 a,b          Financial Highlights
  c,d          Performance
4 a(i)         Charter
  a(ii)        Investment Principles and Risks; Securities and
               Investment Practices; Fundamental Investment Policies
               and Restrictions
  b            Securities and Investment Practices
  c            Who May Want to Invest; Investment Principles and
               Risks; Securities and Investment Practices
5 a            Charter
  b(i)         Cover Page; FMR and Its Affiliates
  b(ii)        FMR and Its Affiliates; Breakdown of Expenses
  b(iii)       Expenses; Breakdown of Expenses
  c            FMR and Its Affiliates
  d            Cover Page; Charter; Breakdown of Expenses; FMR and Its
               Affiliates
  e            FMR and Its Affiliates; Breakdown of Expenses
  f            Expenses
  g(i)         Charter
  g(ii)        *
5A             Performance
6 a(i)         Charter
  a(ii)        How to Buy Shares; How to Sell Shares; Investor
               Services; Transaction Details; Exchange Restrictions
  a(iii),b     *
  c            How to Buy Shares; Exchange Restrictions
  d            *
  e            Cover Page; Types of Accounts; How to Buy Shares; How
               to Sell Shares; Investor Services; Transaction Details
  f,g          Dividends, Capital Gains, and Taxes
  h            *
7 a            Cover Page; FMR and Its Affiliates
  b,c          How to Buy Shares; Transaction Details
  d            How to Buy Shares
  e            Breakdown of Expenses
  f            Expenses; Breakdown of Expenses
8              How to Sell Shares; Investor Services; Transaction
               Details; Exchange Restrictions
9              *

* Not applicable

FIDELITY
ASSET MANAGERSM
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
November 24, 199   8    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call
Fidelity   (registered trademark)     at 1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
FAA-pro-1198
1.702387.101
(fund number 314, trading symbol FASMX)
This asset allocation fund seeks high total return with reduced risk over the long term through investments in stocks, bonds and short-term and money market instruments of all types.
PROSPECTUS
   NOVEMBER 24, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109



CONTENTS


KEY FACTS           4   THE FUND AT A GLANCE

                    5   WHO MAY WANT TO INVEST

                    6   EXPENSES The fund's yearly operating
                        expenses.

                    7   FINANCIAL HIGHLIGHTS A summary of
                        the fund's financial data.

                    9   PERFORMANCE How the fund has done
                        over time.

THE FUND IN DETAIL  12  CHARTER How the fund is organized.

                    12  INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    14  BREAKDOWN OF EXPENSES How
                        operating costs are calculated and what
                        they include.

YOUR ACCOUNT        15  DOING BUSINESS WITH FIDELITY

                    15  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                        tax-   advantaged     retirement plans.

                    17  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    19  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    21  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     22  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    23  TRANSACTION DETAILS Share price
                        calculations and the timing of
                        purchases and redemptions.

                    23  EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High total return with reduced risk over the long term. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: The fund diversifies across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 50%
(can range
from 30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range from
20-60%)
 Short-Term/Money
Market 10%
(can range from
0-50%)

MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
   Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the fund.
SIZE: As of September 30, 199   8    , the fund had over $   11.5
billion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who want to diversify among stocks, bonds and short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of high total return with reduced risk, this fund may be appropriate for you.
Because the fund owns different types of investments, its performance is affected by a variety of factors. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases             None
and reinvested distributions

Deferred sales charge on redemptions  None

Annual account maintenance fee        $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been
   0.74    %.
Management fee                     0.54    %

12b-1 fee                       None

Other expenses                     0.22    %

Total fund operating expenses      0.76    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $    8

3 years   $    24

5 years   $    42

10 years  $    94

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR, YOU
MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    ,        independent accountants. The
fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



   SELECTED PER-SHARE DATA
Years ended                  1998      1997     1996     1995     1994     1993    1992    1991    1990     1989E
September 30

Net asset value,             $19.01    $16.49   $15.47   $14.58   $14.97   $13.50  $13.02  $10.64  $11.39   $10.00
beginning of period

Income from Investment
Operations

Net investment income         .61D      .59D     .62      .49      .34      .52     .46     .55     .58      .27

 Net realized and             .37       3.35     .96      .93      .21      2.01    .97     2.48    (.71)    1.12
 unrealized gain (loss)

 Total from investment        .98       3.94     1.58     1.42     .55      2.53    1.43    3.03    (.13)    1.39
 operations

Less Distributions

 From net investment          (.64)     (.67)    (.56)    (.44)    (.44)    (.87)   (.45)   (.65)   (.38)     --
 income

 From net realized gain       (1.11)    (.75)     --       --      (.45)    (.19)   (.50)   --      (.24)    --

 In excess of net             --        --        --      (.09)    (.05)    --      --      --      --       --
 realized gain

 Total distributions          (1.75)    (1.42)   (.56)    (.53)    (.94)    (1.06)  (.95)   (.65)   (.62)    --

Net asset value,             $18.24    $19.01   $16.49   $15.47   $14.58   $14.97  $13.50  $13.02  $10.64   $11.39
end of period

Total returnB,C                5.34%     25.15%  10.37%   10.09%   3.60%    19.71%  11.84%  29.78%  (1.27)%  13.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of           $11,576   $11,866  $10,674  $11,084  $11,792  $7,266  $2,762  $743    $346     $245
period (In millions)

Ratio of expenses to          .76%      .79%     .95%     .97%     1.04%    1.09%   1.17%   1.17%   1.17%    1.58%A
average net assets


Ratio of expenses to          .74%F     .78%F    .93%F    .97%     1.04%    1.09%   1.17%   1.17%   1.17%    1.58%A
average net assets after
expense reductions

Ratio of net investment       3.19%     3.39%    3.64%    4.27%    3.63%    4.28%   5.58%   5.74%   5.89%    5.88%A
income to average net
assets

Portfolio turnover rate       136%      79%      131%     137%     109%     98%     134%    134%    105%     167%A


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD DECEMBER 28, 1988 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1989.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years
compared to    a composite index    . The chart on page
presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended       Past 1   Past 5   Life of
September 30, 1998         year     years    fundA

Asset Manager               5.34%    10.66%   12.81%

Fidelity Asset Allocation   10.26%   12.35%   n/a
Composite Index

CUMULATIVE TOTAL RETURNS
Fiscal periods ended       Past 1   Past 5   Life of
September 30, 1998         year     years    fundA

Asset Manager               5.34%    65.94%   224.25%

Fidelity Asset Allocation   10.26%   79.01%   n/a
Composite Index

A FROM DECEMBER 28, 1988 (COMMENCEMENT OF OPERATIONS)
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund on December 28, 1988. From that date through September 30,
199   8    , the fund's total return was    224.25%.     Your $10,000
would have grown to    $32,425     (the initial investment plus
   224.25%     of $10,000).
$10,000 OVER LIFE OF FUND
 FISCAL YEARS 1988 1993 1998
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 10378.86
ROW: 3, COL: 1, VALUE: 10219.34
ROW: 4, COL: 1, VALUE: 10309.07
ROW: 5, COL: 1, VALUE: 10578.27
ROW: 6, COL: 1, VALUE: 10887.34
ROW: 7, COL: 1, VALUE: 11006.98
ROW: 8, COL: 1, VALUE: 11326.02
ROW: 9, COL: 1, VALUE: 11355.93
ROW: 10, COL: 1, VALUE: 11355.93
ROW: 11, COL: 1, VALUE: 11405.78
ROW: 12, COL: 1, VALUE: 11485.54
ROW: 13, COL: 1, VALUE: 11527.69
ROW: 14, COL: 1, VALUE: 11158.89
ROW: 15, COL: 1, VALUE: 11243.19
ROW: 16, COL: 1, VALUE: 11359.1
ROW: 17, COL: 1, VALUE: 11169.43
ROW: 18, COL: 1, VALUE: 11759.51
ROW: 19, COL: 1, VALUE: 11854.35
ROW: 20, COL: 1, VALUE: 11843.81
ROW: 21, COL: 1, VALUE: 11443.39
ROW: 22, COL: 1, VALUE: 11211.58
ROW: 23, COL: 1, VALUE: 11243.19
ROW: 24, COL: 1, VALUE: 11780.58
ROW: 25, COL: 1, VALUE: 12147.79
ROW: 26, COL: 1, VALUE: 12795.97
ROW: 27, COL: 1, VALUE: 13354.74
ROW: 28, COL: 1, VALUE: 13578.25
ROW: 29, COL: 1, VALUE: 13790.59
ROW: 30, COL: 1, VALUE: 14137.03
ROW: 31, COL: 1, VALUE: 13835.29
ROW: 32, COL: 1, VALUE: 14204.08
ROW: 33, COL: 1, VALUE: 14528.17
ROW: 34, COL: 1, VALUE: 14550.52
ROW: 35, COL: 1, VALUE: 14662.28
ROW: 36, COL: 1, VALUE: 14405.24
ROW: 37, COL: 1, VALUE: 15019.76
ROW: 38, COL: 1, VALUE: 15236.74
ROW: 39, COL: 1, VALUE: 15526.05
ROW: 40, COL: 1, VALUE: 15526.05
ROW: 41, COL: 1, VALUE: 15743.03
ROW: 42, COL: 1, VALUE: 15899.73
ROW: 43, COL: 1, VALUE: 15899.73
ROW: 44, COL: 1, VALUE: 16225.2
ROW: 45, COL: 1, VALUE: 16152.88
ROW: 46, COL: 1, VALUE: 16273.42
ROW: 47, COL: 1, VALUE: 16249.31
ROW: 48, COL: 1, VALUE: 16610.94
ROW: 49, COL: 1, VALUE: 16934.14
ROW: 50, COL: 1, VALUE: 17225.45
ROW: 51, COL: 1, VALUE: 17402.77
ROW: 52, COL: 1, VALUE: 17975.71
ROW: 53, COL: 1, VALUE: 18052.42
ROW: 54, COL: 1, VALUE: 18435.97
ROW: 55, COL: 1, VALUE: 18668.08
ROW: 56, COL: 1, VALUE: 18951.91
ROW: 57, COL: 1, VALUE: 19493.76
ROW: 58, COL: 1, VALUE: 19481.53
ROW: 59, COL: 1, VALUE: 20054.14
ROW: 60, COL: 1, VALUE: 20015.09
ROW: 61, COL: 1, VALUE: 20877.83
ROW: 62, COL: 1, VALUE: 21555.68
ROW: 63, COL: 1, VALUE: 20877.83
ROW: 64, COL: 1, VALUE: 19867.84
ROW: 65, COL: 1, VALUE: 19854.17
ROW: 66, COL: 1, VALUE: 20018.25
ROW: 67, COL: 1, VALUE: 19577.74
ROW: 68, COL: 1, VALUE: 19962.97
ROW: 69, COL: 1, VALUE: 20430.74
ROW: 70, COL: 1, VALUE: 20182.51
ROW: 71, COL: 1, VALUE: 20279.4
ROW: 72, COL: 1, VALUE: 19974.87
ROW: 73, COL: 1, VALUE: 19499.59
ROW: 74, COL: 1, VALUE: 19344.5
ROW: 75, COL: 1, VALUE: 19640.59
ROW: 76, COL: 1, VALUE: 19953.26
ROW: 77, COL: 1, VALUE: 20364.82
ROW: 78, COL: 1, VALUE: 20847.33
ROW: 79, COL: 1, VALUE: 21133.35
ROW: 80, COL: 1, VALUE: 21718.8
ROW: 81, COL: 1, VALUE: 21861.6
ROW: 82, COL: 1, VALUE: 22219.16
ROW: 83, COL: 1, VALUE: 22147.35
ROW: 84, COL: 1, VALUE: 22563.87
ROW: 85, COL: 1, VALUE: 23039.92
ROW: 86, COL: 1, VALUE: 23534.15
ROW: 87, COL: 1, VALUE: 23417.86
ROW: 88, COL: 1, VALUE: 23419.07
ROW: 89, COL: 1, VALUE: 23623.99
ROW: 90, COL: 1, VALUE: 23872.82
ROW: 91, COL: 1, VALUE: 24006.08
ROW: 92, COL: 1, VALUE: 23548.68
ROW: 93, COL: 1, VALUE: 23696.23
ROW: 94, COL: 1, VALUE: 24523.08
ROW: 95, COL: 1, VALUE: 25147.68
ROW: 96, COL: 1, VALUE: 26337.4
ROW: 97, COL: 1, VALUE: 25972.41
ROW: 98, COL: 1, VALUE: 26760.88
ROW: 99, COL: 1, VALUE: 26981.65
ROW: 100, COL: 1, VALUE: 25961.97
ROW: 101, COL: 1, VALUE: 26852.28
ROW: 102, COL: 1, VALUE: 28171.84
ROW: 103, COL: 1, VALUE: 28891.29
ROW: 104, COL: 1, VALUE: 30541.76
ROW: 105, COL: 1, VALUE: 29724.53
ROW: 106, COL: 1, VALUE: 30689.57
ROW: 107, COL: 1, VALUE: 30302.12
ROW: 108, COL: 1, VALUE: 31077.03
ROW: 109, COL: 1, VALUE: 31757.66
ROW: 110, COL: 1, VALUE: 32017.26
ROW: 111, COL: 1, VALUE: 33436.41
ROW: 112, COL: 1, VALUE: 34150.13
ROW: 113, COL: 1, VALUE: 33888.64
ROW: 114, COL: 1, VALUE: 33540.0
ROW: 115, COL: 1, VALUE: 34328.81
ROW: 116, COL: 1, VALUE: 34434.22
ROW: 117, COL: 1, VALUE: 30990.8
ROW: 118, COL: 1, VALUE: 32328.02
$
$32,425
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. UNDERSTANDING
PERFORMANCE
As economic conditions change,
different types of investments do
better than others. Since this
asset allocation fund invests in
domestic and foreign stocks,
bonds, and short-term
instruments, its total return will
reflect the performance of both
domestic and foreign markets
and short and long term interest
rates depending on the mix of
securities its owns.
(checkmark)
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

YEAR-BY-YEAR TOTAL RETURNS
       CALENDAR YEARS           1989      1990   1991    1992    1993    1994    1995    1996    1997
ASSET MANAGER                   15.28%    5.38%  23.64%  12.75%  23.29%  -6.60%  18.16%  12.73%  22.27   %
   FIDELITY ASSET ALLOCATION
   COMPOSITE INDEX              17.74%    5.11%  17.04%  6.68%   8.96%   0.08%   23.08%  11.10%  20.81%
CONSUMER PRICE INDEX            4    .65% 6.11%  3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%

PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 15.28
ROW: 3, COL: 1, VALUE: 5.38
ROW: 4, COL: 1, VALUE: 23.64
ROW: 5, COL: 1, VALUE: 12.75
ROW: 6, COL: 1, VALUE: 23.29
ROW: 7, COL: 1, VALUE: -6.6
ROW: 8, COL: 1, VALUE: 18.16
ROW: 9, COL: 1, VALUE: 12.73
ROW: 10, COL: 1, VALUE: 22.27
   (LARGE SOLID BOX)     ASSET MANAGER
   FIDELITY ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds and 10% short term money market). The following indexes are used to calculate the Composite Index: stocks - the Standard & Poor's 500 Index (S&P 500(registered trademark)), bonds - the Lehman Brothers Aggregate Bond Index, and short term/money market
- the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.
STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.
   LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
   LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).
Unlike the fund's returns, the total returns of the    composite
index     do not include the effect of any brokerage commissions,
transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
ASSET MANAGER IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Affiliates assist FMR with foreign investments:
   (small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund.
   (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
   Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will select certain types of investments for the fund.
Dick Habermann is Vice President and lead manager of Asset Manager,
which he has managed since March 1996. O   ther Fidelity investment
professionals assist Mr. Habermann in selecting investments within
each asset class for the fun    ds. He also manages other Fidelity
funds. Mr. Habermann is a senior vice president of FMR Co. Previously, he was division head for international equities and director of international research from 1993 to 1996, and joint chief strategist for Portfolio Advisory Services from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East, and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers. The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes. FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
                    Range           Neutral Mix

STOCK CLASS         30     -   70%  50%

BOND CLASS          20     -   60%  40%

SHORT-TERM/         0      -   50%  10%
MONEY MARKET CLASS

Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds and short-term and money market instruments.
In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.
   Because     the fund is subject to the risks of each investment
type, the fund and its performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
The fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of    its     total assets, the fund
may not    invest     in more than 10% of the outstanding voting
securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended September 30, 1998, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
FISCAL YEAR ENDED SEPTEMBER 30, 1998 DEBT HOLDINGS, BY RATING

                                      MOODY'S INVESTORS
                                      SERVICE                       STANDARD & POOR'S
                                      (AS A % OF INVESTMENTS)       (AS A % OF INVESTMENTS)
                                                  Average of                     Average of
                                      Rating      total investments  Rating      total    investm    ents
INVESTMENT GRADE
Highest quality                       Aaa         16.7%              AAA         16.6%
High quality                          Aa          0.8%               AA          0.5%
Upper-medium grade                    A           3.8%               A           3.4%
Medium grade                          Baa         5.8%               BBB         7.0%
LOWER QUALITY
Moderately speculative                Ba          2.8%               BB          2.0%
Speculative                           B           5.6%               B           5.3%
Highly speculative                    Caa         0.6%               CCC         0.8%
Poor quality                          Ca          0.0%               CC          0.0%
Lowest quality, no interest           C           0.0%               C           0.0%
In default, in arrears --                                            D           0.0%
REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO
DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 0.8% OF THE
FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL
RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 0.   7    % OF THE FUND'S
INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A
NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR
ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's), Standard & Poor's (S&P), Duff
& Phelps Credit Rating Co., or Fitch    IBCA,     Inc., or is unrated
but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt
securities    (sometimes called "junk bonds")     to less than 35% of
its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political, economic,    or regulatory
conditions     in foreign countries; fluctuations in foreign
currencies; withholding or other taxes;    trading, settlement,
custodial,     and    other operational risks; and the potentially
less stringent investor protection and     disclosure standards of
foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated.
All of these factors can make foreign investments, especially those in
   emerging markets    , more volatile    and potentially less
liquid     than U.S. investments.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
U.S. Treasury securities that have been stripped by a Federal Reserve
Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return
characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not    invest     more than 10% of its
assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include convertible securities, preferred stocks, and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one
industry.    Economic, business, or political changes can affect all
securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may
not    invest     more than 5% in the securities of any one issuer.
The fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government
securities.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR    or its affiliates    , or through reverse repurchase
agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend
money to other funds advised by FMR or    its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.
The fund seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
With respect to 75% of total assets, the fund may not    invest
    more than 5% in the securities of any one issuer    and may not
invest     in more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government
securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate,    dividing by twelve    , and multiplying the result by the
fund's average net assets    throughout the month.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For September 199   8    , the group fee rate was 0.2911%. The
individual fund fee rate is 0.25%.
The total management fee for the fiscal year ended September 30, 1998,
   was 0.54%     of the fund's average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and
105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will select certain investments for the fund. FMR will pay FIMM a fee equal to 50% of its management fee
(before expense reimbursements) with respect to the fund's investments that FIMM manages.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended September 30, 19   98     the fund paid
transfer agency and pricing and bookkeeping fees equal to 0.21% of its average net assets. This amount is before expense reductions, if any.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the
compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended September
30, 1   998     was 136%. This rate varies from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-   advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country    and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 220
(solid bullet) Assets in Fidelity mutual
funds: over $572 billion
(solid bullet) Number of shareholder
accounts: over 38 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 260
(checkmark)
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number,    visit Fidelity's Web site at www.fidelity.com,
    or contact Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet)    TRADITIONAL     INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow    individuals     under    age     70 with
   compensation     to    contribute     up to $2,000 per tax year.
   Married couples can contribute up to $4,000 per tax year, provided
no     more than $2,000    is contributed on behalf of either spouse.
(These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax-deductible, subject to certain income limits.
(solid bullet)    ROTH IRAS allow individuals to make non-deductible
contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from
employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax
(tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet)     KEOGH PLANS    are generally profit sharing or
money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide
small business owners or those with self-employ   ment     income (and
their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees
   of 501(c)(3)     tax-exempt institutions, including schools,
hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . The fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application
accompanying this prospectus, call 1-800-544-8888    or visit
Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application.
Retirement investing also involves its own investment procedures. Call
1-800-544-8888    or visit Fidelity's Web site at www.fidelity.com
for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For certain Fidelity retirement accounts    A  $500
TO ADD TO AN ACCOUNT  $250
Through regular investment plansB $100
MINIMUM BALANCE $2,000
   For certain Fidelity retirement accounts    A $500
A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE .
   These minimums may be lower for investments through a Fidelity
GoalPlannerSM account.
   There is no minimum account balance or initial or subsequent
investment minimum for investments     through Fidelity Portfolio
Advisory ServicesSM,    a qualified state tuition program    , certain
Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
Refer to the program materials for details.    In addition, the fund
reserves the right to waive or lower investment minimums in other circumstances.




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
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                              TO OPEN                                        TO ADD TO AN ACCOUNT
                              AN
                              ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC)
          (SMALL SOLID BULLET) EXCHANGE FROM             (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND ACCOUNT
                                                                              WITH THE SAME REGISTRATION,
                               ANOTHER FIDELITY                               INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                                                                              NUMBER.
                               FUND ACCOUNT              (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM YOUR
                                                                              BANK ACCOUNT. CALL BEFORE YOUR
                               WITH THE SAME                                  FIRST USE TO VERIFY THAT THIS SERVICE IS IN
                                                                              PLACE ON YOUR ACCOUNT. MAXIMUM
                               REGISTRATION,                                  MONEY LINE: UP TO $100,000.
                               INCLUDING NAME,
                               ADDRESS, AND
                               TAXPAYER ID
                               NUMBER.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)
          (SMALL SOLID BULLET) COMPLETE AND              (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND ACCOUNT
                                                                              WITH THE SAME REGISTRATION,
                               SIGN THE                                       INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                                                                              NUMBER.
                               APPLICATION.              (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM YOUR
                                                                              BANK
                                                                              ACCOUNT. VISIT FIDELITY'S
                               MAKE YOUR CHECK                                WEB SITE BEFORE YOUR FIRST USE TO VERIFY THAT
                                                                              THIS SERVICE IS IN PLACE ON YOUR
                               PAYABLE TO THE                                 ACCOUNT. MAXIMUM MONEY LINE: UP TO $100,000.
                               COMPLETE NAME
                               OF THE FUND. MAIL
                               TO THE ADDRESS
                               INDICATED ON THE
                               APPLICATION.

MAIL
(MAIL_GRAPHIC)
          (SMALL SOLID BULLET) COMPLETE AND              (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE COMPLETE NAME
                                                                              OF THE FUND. INDICATE YOUR
                               SIGN THE                                       FUND ACCOUNT NUMBER ON YOUR CHECK AND MAIL
                                                                              TO THE ADDRESS PRINTED ON YOUR
                               APPLICATION.                                   ACCOUNT STATEMENT.
                               MAKE YOUR                 (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666 FOR
                                                                              INSTRUCTIONS.
                               CHECK PAYABLE TO
                               THE COMPLETE
                               NAME OF THE
                               FUND. MAIL TO THE
                               ADDRESS INDICATED
                               ON THE
                               APPLICATION.

IN PERSON
(HAND_GRAPHIC)
          (SMALL SOLID BULLET) BRING YOUR                (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                                                                              CENTER.
                                                                              CALL 1-800-544-9797 FOR THE
                               APPLICATION AND                                CENTER NEAREST YOU.
                               CHECK TO A
                               FIDELITY INVESTOR
                               CENTER. CALL
                               1-800-544-9797
                               FOR THE CENTER
                               NEAREST YOU.

WIRE
(WIRE_GRAPHIC)
          (SMALL SOLID BULLET) CALL 1-800-544-7777
                               TO SET UP YOUR            (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                               ACCOUNT AND TO
                               ARRANGE A WIRE            (SMALL SOLID BULLET) WIRE TO:
                               TRANSACTION. NOT
                               AVAILABLE FOR RETIREMENT                       BANKERS TRUST COMPANY,
                               ACCOUNTS.                                      BANK ROUTING #021001033,
          (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:                       ACCOUNT #00163053.
                               BANKERS TRUST COMPANY,                         SPECIFY THE COMPLETE NAME OF THE FUND AND
                               BANK ROUTING #021001033,                       INCLUDE YOUR ACCOUNT NUMBER AND YOUR
                               ACCOUNT #00163053.                             NAME.
                               SPECIFY THE COMPLETE NAME
                               OF THE FUND
                               AND INCLUDE YOUR NEW
                               ACCOUNT NUMBER
                               AND YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)
          (SMALL SOLID BULLET) NOT AVAILABLE.            (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                              BUILDER(REGISTERED TRADEMARK).
                                                                              SIGN UP FOR THIS SERVICE WHEN OPENING
                                                                              YOUR ACCOUNT,    VISIT FIDELITY'S WEB
                                                                              SITE AT        WWW.FIDELITY.COM TO
                                                                              OBTAIN THE FORM TO
                                                                              ADD THE SERVICE    , OR CALL
                                                                              1-800-544-6666 TO ADD THE
                                                                              SERVICE    .

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form.     The fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing, or    through Fidelity's Web
site.     Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602




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                       ACCOUNT TYPE                                     SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       RETIREMENT                  (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                        MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                        BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                        NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT TENANT,   (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,                             PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                                       EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       RETIREMENT ACCOUNT          (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                        RETIREMENT DISTRIBUTION FORM. CALL
                                                                        1-800-544-6666 TO REQUEST ONE.
                       TRUST                       (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                        CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                                        IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                                        TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION    (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                        RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                                        LETTER.
                                                   (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                        SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN

WIRE
(WIRE_GRAPHIC)         ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                       RETIREMENT                                       USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                        1-800-544-6666. MINIMUM WIRE: $5,000.
                                                   (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                        IN PROPER FORM     BY FIDELITY BEFORE 4:00 P.M.
                                                                        EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                                        NEXT BUSINESS DAY.



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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS(REGISTERED TRADEMARK)
1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
 AUTOMATED SERVICE
(CHECKMARK)
   FIDELITY'S WEB SITE at www.fidelity.com offers product and
servicing information, customer education, planning     tools   , and
the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writing,    or through
Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666    or visit Fidelity's Web
site at www.fidelity.com     for more information.
REGULAR INVESTMENT PLANS

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FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                               APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666    OR VISIT FIDELITY'S
                               WEB
                                  SITE AT WWW.FIDELITY.COM     FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                               SCHEDULED INVESTMENT DATE.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666    OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                           FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September, and December. Capital gains are
   normally     distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-800-544-6666    .
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
    retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00% and trading fees of    up to
3.00%     of the amount exchanged. Check each fund's prospectus for
details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Money Line, Fidelity Investments, Fidelity Automatic Account Builder, TouchTone Xpress, and Directed Dividends are registered trademarks of FMR Corp.
   Asset Manager, Fidelity GoalPlanner, and Portfolio Advisory Services are service marks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.

This prospectus is printed on recycled paper using soy-based inks.

FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER: GROWTH



CROSS REFERENCE SHEET
FORM N-1A


ITEM NUMBER                                  PROSPECTUS SECTION
1          ..............................    COVER PAGE

2    A     ..............................    EXPENSES

     B, C  ..............................    CONTENTS; THE FUND AT A GLANCE; WHO MAY WANT TO
                                             INVEST

3    A     ..............................    FINANCIAL HIGHLIGHTS

     B     ..............................    *

     C, D  ..............................    PERFORMANCE

4    A     I.............................    CHARTER

           II...........................     THE FUND AT A GLANCE; INVESTMENT PRINCIPLES AND
                                             RISKS

     B     ..............................    INVESTMENT PRINCIPLES AND RISKS

     C     ..............................    WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES
                                             AND RISKS

5    A     ..............................    CHARTER

     B     I.............................    COVER PAGE; THE FUND AT A GLANCE; CHARTER; DOING
                                             BUSINESS WITH FIDELITY

           II...........................     CHARTER

           III..........................     EXPENSES; BREAKDOWN OF EXPENSES

     C     ..............................    CHARTER

     D     ..............................    CHARTER; BREAKDOWN OF EXPENSES

     E     ..............................    COVER PAGE; CHARTER

     F     ..............................    EXPENSES

     G     I..............................   CHARTER

           II..............................  *

5A         ..............................    PERFORMANCE

6    A     I.............................    CHARTER

           II...........................     HOW TO BUY SHARES; HOW TO SELL SHARES;
                                             TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

           III..........................     CHARTER

     B     .............................     CHARTER

     C     ..............................    TRANSACTIONS DETAILS; EXCHANGE RESTRICTIONS

     D     ..............................    *

     E     ..............................    COVER PAGE, DOING BUSINESS WITH FIDELITY; HOW TO
                                             BUY SHARES; HOW TO SELL SHARES; INVESTOR SERVICES

     F, G  ..............................    DIVIDENDS, CAPITAL GAINS, AND TAXES

     H     ..............................    *

7    A     ..............................    COVER PAGE; CHARTER

     B     ..............................    EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

     C     ..............................    *

     D     ..............................    HOW TO BUY SHARES

     E     ..............................    *

     F     ..............................    BREAKDOWN OF EXPENSES

8          ..............................    HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                             DETAILS; EXCHANGE RESTRICTIONS

9          ..............................    *


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   November 24, 1998    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of
the prospectus). For a free    copy of eith    er document, call
Fidelity(registered trademark) at 1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
AMG-pro-1198
1.705165.101
(fund number 321, trading symbol FASGX)
This asset allocation fund seeks to maximize total return over the long term through investments in stocks, bonds and short-term and money market instruments of all types.
FIDELITY
ASSET MANAGER:
GROWTHSM
PROSPECTUS
   NOVEMBER 24, 1998
(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109



CONTENTS


KEY FACTS           3   THE FUND AT A GLANCE

                    3   WHO MAY WANT TO INVEST

                    4   EXPENSES THE FUND'S YEARLY OPERATING
                        EXPENSES.

                    5   FINANCIAL HIGHLIGHTS A SUMMARY OF THE
                        FUND'S FINANCIAL DATA.

                    6   PERFORMANCE HOW THE FUND HAS DONE
                        OVER TIME.

THE FUND IN DETAIL  8   CHARTER HOW THE FUND IS ORGANIZED.

                    8   INVESTMENT PRINCIPLES AND RISKS THE
                        FUND'S OVERALL APPROACH TO INVESTING.

                    11  BREAKDOWN OF EXPENSES HOW
                        OPERATING COSTS ARE CALCULATED AND WHAT
                        THEY INCLUDE.

YOUR ACCOUNT        11  DOING BUSINESS WITH FIDELITY

                    12  TYPES OF ACCOUNTS DIFFERENT WAYS TO
                        SET UP YOUR ACCOUNT, INCLUDING
                        TAX-   ADVANTAGED     RETIREMENT PLANS.

                    14  HOW TO BUY SHARES OPENING AN
                        ACCOUNT AND MAKING ADDITIONAL
                        INVESTMENTS.

                    17  HOW TO SELL SHARES TAKING MONEY OUT
                        AND CLOSING YOUR ACCOUNT.

                    19  INVESTOR SERVICES SERVICES TO HELP YOU
                        MANAGE YOUR ACCOUNT.

SHAREHOLDER AND     20  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    21  TRANSACTION DETAILS SHARE PRICE
                        CALCULATIONS AND THE TIMING OF PURCHASES
                        AND REDEMPTIONS.

                    21  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: Maximum total return over the long term. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: The fund diversifies across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 70%
(can range from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 70.0
Row: 1, Col: 3, Value: 25.0
 Bonds 25%
(can range from
0-50%)
 Short-Term/Money
Market 5%
(can range from
0-50%)

MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity    Investm    ents(registered trademark),
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
   Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the fund.
SIZE: As of September 30,    1998,     the fund had over $   4.5
billion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of total return, this fund may be appropriate for you.
Because the fund owns different types of investments, its performance is affected by a variety of factors. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
SALES CHARGE ON PURCHASES                                   NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS                        NONE

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been
   0.80    %.
   MANAGEMENT FEE                  0.59%

   12B-1 FEE                       NONE

   OTHER EXPENSES                  0.25%

   TOTAL FUND OPERATING EXPENSES   0.84%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   1 YEAR    $ 9

   3 YEARS   $ 27

   5 YEARS   $ 47

   10 YEARS  $ 104

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR, YOU
MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



   SELECTED PER-SHARE DATA
YEARS ENDED SEPTEMBER 30               1998     1997     1996     1995     1994     1993     1992E

NET ASSET VALUE, BEGINNING OF PERIOD   $ 19.97  $ 16.56  $ 14.88  $ 13.91  $ 13.77  $ 11.16  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                  .49D     .42D     .47      .26      .13      .18      .14

 NET REALIZED AND UNREALIZED            .49      4.49     1.44     1.07     .61      2.66     1.02
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS       .98      4.91     1.91     1.33     .74      2.84     1.16

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME             (.40)    (.43)    (.23)    (.27)    (.18)    (.15)    --

 FROM NET REALIZED GAIN                 (1.75)   (1.07)   --       --       (.37)    (.08)    --

 IN EXCESS OF NET REALIZED GAIN         --       --       --       (.09)    (.05)    --       --

 TOTAL DISTRIBUTIONS                    (2.15)   (1.50)   (.23)    (.36)    (.60)    (.23)    --

NET ASSET VALUE, END OF PERIOD         $ 18.80  $ 19.97  $ 16.56  $ 14.88  $ 13.91  $ 13.77  $ 11.16

TOTAL RETURNB,C                         5.33%    31.57%   12.99%   9.95%    5.39%    25.83%   11.60%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD             $ 4,537  $ 4,457  $ 3,099  $ 2,850  $ 3,071  $ 1,243  $ 94
(IN MILLIONS)

RATIO OF EXPENSES TO                    .84%     .87%     1.02%    1.03%    1.15%    1.19%F   1.64%A
AVERAGE NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET        .80%G    .86%G    1.01%G   1.02%G   1.15%    1.19%    1.64%A
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO       2.49%    2.36%    2.51%    3.16%    2.64%    3.02%    3.50%A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                 150%     70%      138%     119%     104%     97%      693%A


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD DECEMBER 30, 1991 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1992.
   F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years
compared to a    composite index    . The chart on page  presents
calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
   FISCAL PERIODS ENDED            PAST 1  PAST 5  LIFE OF
   SEPTEMBER 30, 1   998           YEAR    YEARS   FUNDA

   ASSET MANAGER: GROWTH           5.33%   12.65%   14.85%

   FIDELITY AGGRESSIVE ASSET
   ALLOCATION COMPOSITE INDEX      9.98%   15.48%   N/A

CUMULATIVE TOTAL RETURNS
FISCAL PERIODS ENDED               PAST 1  PAST 5   LIFE OF
SEPTEMBER 30, 1   998              YEAR    YEARS    FUNDA

   ASSET MANAGER: GROWTH           5.33%   81.45%   154.80%

   FIDELITY AGGRESSIVE
ASSET ALLOCATION COMPOSITE INDEX   9.98%   105.38%  N/A

A FROM DECEMBER 30, 1991 (COMMENCEMENT OF OPERATIONS)
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund on December 30, 1991. From that date through September 30,
   1998    , the fund's total return was    154.80    %. Your $10,000
would have grown to $   25,480     (the initial investment plus
   154.80    % of $10,000).
$10,000 OVER LIFE OF FUND
 FISCAL YEARS    1991 1994 1998
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 10367.06
ROW: 3, COL: 1, VALUE: 10585.32
ROW: 4, COL: 1, VALUE: 10436.51
ROW: 5, COL: 1, VALUE: 10466.27
ROW: 6, COL: 1, VALUE: 10684.52
ROW: 7, COL: 1, VALUE: 10565.48
ROW: 8, COL: 1, VALUE: 11001.98
ROW: 9, COL: 1, VALUE: 10823.41
ROW: 10, COL: 1, VALUE: 11071.43
ROW: 11, COL: 1, VALUE: 11279.76
ROW: 12, COL: 1, VALUE: 11686.51
ROW: 13, COL: 1, VALUE: 11907.91
ROW: 14, COL: 1, VALUE: 12079.9
ROW: 15, COL: 1, VALUE: 12231.66
ROW: 16, COL: 1, VALUE: 12707.16
ROW: 17, COL: 1, VALUE: 12747.63
ROW: 18, COL: 1, VALUE: 13010.68
ROW: 19, COL: 1, VALUE: 13202.9
ROW: 20, COL: 1, VALUE: 13445.72
ROW: 21, COL: 1, VALUE: 13992.04
ROW: 22, COL: 1, VALUE: 13931.34
ROW: 23, COL: 1, VALUE: 14366.38
ROW: 24, COL: 1, VALUE: 14244.97
ROW: 25, COL: 1, VALUE: 15041.53
ROW: 26, COL: 1, VALUE: 15622.08
ROW: 27, COL: 1, VALUE: 15157.64
ROW: 28, COL: 1, VALUE: 14387.09
ROW: 29, COL: 1, VALUE: 14365.98
ROW: 30, COL: 1, VALUE: 14482.09
ROW: 31, COL: 1, VALUE: 14049.31
ROW: 32, COL: 1, VALUE: 14397.64
ROW: 33, COL: 1, VALUE: 14904.3
ROW: 34, COL: 1, VALUE: 14682.64
ROW: 35, COL: 1, VALUE: 14724.86
ROW: 36, COL: 1, VALUE: 14302.64
ROW: 37, COL: 1, VALUE: 13930.27
ROW: 38, COL: 1, VALUE: 13583.09
ROW: 39, COL: 1, VALUE: 13810.93
ROW: 40, COL: 1, VALUE: 14093.0
ROW: 41, COL: 1, VALUE: 14483.57
ROW: 42, COL: 1, VALUE: 14841.59
ROW: 43, COL: 1, VALUE: 15156.22
ROW: 44, COL: 1, VALUE: 15785.47
ROW: 45, COL: 1, VALUE: 15872.26
ROW: 46, COL: 1, VALUE: 16143.49
ROW: 47, COL: 1, VALUE: 15948.2
ROW: 48, COL: 1, VALUE: 16338.77
ROW: 49, COL: 1, VALUE: 16709.46
ROW: 50, COL: 1, VALUE: 17260.2
ROW: 51, COL: 1, VALUE: 17238.17
ROW: 52, COL: 1, VALUE: 17271.22
ROW: 53, COL: 1, VALUE: 17568.62
ROW: 54, COL: 1, VALUE: 17766.88
ROW: 55, COL: 1, VALUE: 17843.99
ROW: 56, COL: 1, VALUE: 17392.38
ROW: 57, COL: 1, VALUE: 17513.54
ROW: 58, COL: 1, VALUE: 18240.52
ROW: 59, COL: 1, VALUE: 18769.23
ROW: 60, COL: 1, VALUE: 20002.89
ROW: 61, COL: 1, VALUE: 19648.4
ROW: 62, COL: 1, VALUE: 20465.58
ROW: 63, COL: 1, VALUE: 20693.91
ROW: 64, COL: 1, VALUE: 19684.45
ROW: 65, COL: 1, VALUE: 20489.61
ROW: 66, COL: 1, VALUE: 21739.42
ROW: 67, COL: 1, VALUE: 22388.36
ROW: 68, COL: 1, VALUE: 23902.55
ROW: 69, COL: 1, VALUE: 23133.43
ROW: 70, COL: 1, VALUE: 23998.69
ROW: 71, COL: 1, VALUE: 23505.97
ROW: 72, COL: 1, VALUE: 24251.05
ROW: 73, COL: 1, VALUE: 24847.53
ROW: 74, COL: 1, VALUE: 25035.77
ROW: 75, COL: 1, VALUE: 26461.01
ROW: 76, COL: 1, VALUE: 27213.97
ROW: 77, COL: 1, VALUE: 26689.59
ROW: 78, COL: 1, VALUE: 26850.93
ROW: 79, COL: 1, VALUE: 27536.66
ROW: 80, COL: 1, VALUE: 27119.85
ROW: 81, COL: 1, VALUE: 24134.92
ROW: 82, COL: 1, VALUE: 25277.79
$
$25,480
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
As economic conditions
change, different types of
investments do better than
others. While Asset Manager:
Growth usually invests in
stocks, bonds, and short-term
and money market instruments,
its emphasis is in stocks. The
fund's performance tends to be
related to that of the overall
performance of both domestic
and foreign markets, but will
also reflect the performance of
the other investments in its mix
during the time period.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
YEAR-BY-YEAR TOTAL RETURNS
CALENDAR YEARS     1992 1993 1994 1995 1996 1997
ASSET MANAGER: GROWTH     19.08% 26.32% -7.39% 19.95% 17.59% 26.46%
FIDELITY AGGRESSIVE ASSET
ALLOCATION COMPOSITE INDEX   7.34% 9.95% 0.11% 29.89% 15.74% 25.81%
CONSUMER PRICE INDEX     2.90% 2.75% 2.67% 2.54% 3.32% 1.70%
PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 19.08
ROW: 6, COL: 1, VALUE: 26.32
ROW: 7, COL: 1, VALUE: -7.39
ROW: 8, COL: 1, VALUE: 19.95
ROW: 9, COL: 1, VALUE: 17.59
ROW: 10, COL: 1, VALUE: 26.46
(LARGE SOLID BOX) ASSET MANAGER:
GROWTH
   FIDELITY AGGRESSIVE ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds and 5% short term/money market). The following indexes are used to calculate the Composite Index: stocks - the Standard & Poor's 500 Index (S&P 500(registered trademark)), bonds - the Lehman Brothers Aggregate Bond Index, and short term/money market - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.
STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.
   LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
   LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).
Unlike the fund's returns, the total returns of the    composi    te
index do not include the effect of any brokerage commissions, transactions fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
ASSET MANAGER: GROWTH IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
   Affiliates assist FMR with foreign investments:
   (small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund.
   (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
   Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will select certain types of investments for the fund.
Dick Habermann is Vice President and lead manager of Asset Manager:
Growth, which he has managed since March 1996.    Other Fidelity
investment professionals assist Mr. Habermann in selecting investments
within each asset class for the fund.     He also manages other
Fidelity funds. Mr. Habermann is a senior vice president of FMR Co. Previously, he was division head for international equities and director of international research from 1993 to 1996, and joint chief strategist for Portfolio Advisory Services from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East    and FIMM. Me    mbers of the Edward C. Johnson 3d family are
the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers.
The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes. FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
                    RANGE          NEUTRAL MIX

STOCK CLASS         50 -100%       70%

BOND CLASS          0-50%          25%

SHORT-TERM/         0-50%          5%
MONEY MARKET CLASS

Asset Manager: Growth's aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its return may not be as high as a fund that invests only in stocks.
In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 20% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.
   Because the f    und is subject to the risks of each investment
type, the fund and its performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will
work as FMR intends. When you sell your shares of    the fund, they
may be worth more     or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
The fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may
not    invest     in more than 10% of the outstanding voting
securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end
portfolio holdings during the fiscal year ended    Sept    ember 1998,
and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
FISCAL YEAR ENDED SEPTEMBER 30, 1998 DEBT HOLDINGS, BY RATING

                                     MOODY'S INVESTORS
                                     SERVICE                          STANDARD & POOR'S
                                     (AS A % OF INVESTMENTS)          (AS A % OF INVESTMENTS)
                                            Average of                         Average of
                                    Rating  total investments          Rating  total    investm    ents
INVESTMENT GRADE
Highest quality                     Aaa     5.7%                       AAA     5.7    %
High quality                        Aa      0.3    %                   AA      0.2    %
Upper-medium grade                  A       1.3    %                   A       1.1    %
Medium grade                        Baa     2.0    %                   BBB     2.4    %
LOWER QUALITY
Moderately speculative              Ba      2.4%                       BB      2.5%
Speculative                         B       8.3    %                   B       7.9    %
Highly speculative                  Caa     0.8%                       CCC     1.0    %
Poor quality                        Ca      0.0    %                   CC      0.0    %
Lowest quality, no interest         C       0.0    %                   C       0.0    %
In default, in arrears --                                              D       0.0%

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 0.8% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO    0.8    % OF THE FUND'S
INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR
ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's), Standard & Poor's (S&P), Duff
& Phelps Credit Rating Co., or Fitch    IBCA, Inc.    , or is unrated
but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt
securities    (sometimes called "junk bonds")     to less than 35% of
its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political, econ   omic, or regulatory
conditions in foreign countrie    s; fluctuations in foreign
currencies; withholding    or other taxes; trading, settlement,
custodial    , and other operational risks; and the potentially less
stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these
factors can make foreign investments, especially those in    emerging
markets, more volatile and potenti    ally less liquid than U.S.
investments.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may no   t invest     more than 10% of its
assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include convertible securities,    precious
metals    , preferred stocks, and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
   Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may
not    inves    t more than 5% in the securities of any one issuer.
The fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR or i   ts affilia    tes, or through reverse repurchase
agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend
money to other funds advised by FMR    or its affiliates    .
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.
With respect to 75% of total assets, the fund ma   y not inv    est
more than 5% in the securities of any one issuer and may not    invest
i    n more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities. The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee
is calculated by adding a group fee rate to an individual    fund fee
rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For    Septem    ber 1998, the group fee rate was    0.2911    %. The
individual fund fee rate is 0.30%.
The total management fee for the fiscal year ended S   eptember 30,
1998, was 0.59%     of the f   und's     average net assets.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will select certain investments for the fund. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to the fund's investments that FIMM manages.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended September    1998, the     fund paid
transfer agency and pricing and bookkeeping fees equal to 0.   23    %
of its average net assets. This amount is before expense reductions, if any.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ende   d
Septem    ber 1998 was    150    %. This rate varies from year to
year.    High turnover rates increase transaction costs and may
increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-adva   ntaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country a   nd     Fidelity's    Web     site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    220
(solid bullet) Assets in Fidelity mutual
funds: over $   572     billion
(solid bullet) Number of shareholder
accounts: over    38     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    260
(checkmark)
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or
contact Fidelity directly, as appropriate    .
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
   FOR TAX ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save
for retirement, either with tax-deductible     contributions or
tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either
spouse.    (These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet)    403(B) CUSTODIAL ACCOUNTS are available to employees
of 501(c)(3) tax-exempt institutions, including     schools,
hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in prop    er form. The fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they
would disrupt management of th    e fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application
accompanying this prospectus,    call 1-800-544-8888 or visit
Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED RETIREMENT PLAN    ,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888 or visit    Fidelity's Web site at
www.fidelity.com for more information and a     retirement
application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2500
For    certain Fidelity retirement     accountsA  $500
TO ADD TO AN ACCOUNT  $250
Through regular investment plansB $100
MINIMUM BALANCE $2,000
For    certain Fidelity retirement     accountsA $500
   A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
   These minimums may be lower for investments through a Fidelity
GoalPlannerSM account.     There is no minimum account balance or
initial or subsequent investment    minimum for investments through
Fidelity Portfolio Advisory ServiceSM, a qualified state tuition
program, certain     Fidelity retirement accounts funded through
salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program
materials for details.    In addition, the fund reserves the right to
waive or lower investment minimums in other circumstances.

                                      TO OPEN                                 TO ADD
                                      AN                                      TO AN
                                      ACCOUNT                                 ACCOUN
                                                                              T

PHONE 1-800-544-7777 (PHONE_GRAPHIC)  (SMALL SOLID BULLET) EXCHANGE FROM      (SMALL SOLID BULLET) EXCHANGE
                                      ANOTHER FIDELITY                        FROM
                                      FUND ACCOUNT                            ANOTHER
                                      WITH THE SAME                           FIDELITY FUND
                                      REGISTRATION,                           ACCOUNT
                                      INCLUDING NAME,                         WITH THE
                                      ADDRESS, AND                            SAME
                                      TAXPAYER ID                             REGISTRATION,
                                      NUMBER.                                 INCLUDING
                                                                              NAME,
                                                                              ADDRESS,
                                                                              AND
                                                                              TAXPAYER ID
                                                                              NUMBER.
                                                                              (SMALL SOLID BULLET) USE FIDELITY
                                                                              MONEY LINE
                                                                              TO TRANSFER
                                                                              FROM YOUR
                                                                              BANK
                                                                              ACCOUNT. CALL
                                                                              BEFORE YOUR
                                                                              FIRST USE TO
                                                                              VERIFY THAT
                                                                              THIS SERVICE IS
                                                                              IN PLACE ON
                                                                              YOUR
                                                                              ACCOUNT.
                                                                              MAXIMUM
                                                                              MONEY LINE:
                                                                              UP TO
                                                                              $100,000.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)
                 (SMALL SOLID BULLET)  COMPLETE AND      (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY
                                                                              FUND ACCOUNT WITH THE SAME
                                                                              REGISTRATION,
                                       SIGN THE                               INCLUDING NAME, ADDRESS, AND
                                                                              TAXPAYER ID NUMBER.
                                       APPLICATION.      (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO
                                                                              TRANSFER FROM YOUR BANK ACCOUNT. VISIT
                                       MAKE YOUR                              FIDELITY'S WEB SITE BEFORE YOUR FIRST
                                                                              USE TO VERIFY THAT THIS SERVICE IS IN
                                       CHECK PAYABLE TO                       PLACE ON YOUR ACCOUNT. MAXIMUM MONEY
                                                                              LINE: UP TO $100,000.
                                       THE COMPLETE
                                       NAME OF THE
                                       FUND. MAIL TO THE
                                       ADDRESS
                                       INDICATED ON THE
                                       APPLICATION.

MAIL (MAIL_GRAPHIC)
                  (SMALL SOLID BULLET) COMPLETE AND       (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE COMPLETE
                                                                               NAME OF THE FUND. INDICATE YOUR FUND
                                       SIGN THE                                ACCOUNT NUMBER ON YOUR CHECK AND
                                                                               MAIL TO THE ADDRESS PRINTED ON YOUR
                                                                               ACCOUNT
                                       APPLICATION.                            STATEMENT.
                                       MAKE YOUR          (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666
                                                                               FOR INSTRUCTIONS.
                                       CHECK PAYABLE TO
                                       THE COMPLETE
                                       NAME OF THE
                                       FUND. MAIL TO THE
                                       ADDRESS INDICATED
                                       ON THE
                                       APPLICATION.

IN PERSON (HAND_GRAPHIC)
                  (SMALL SOLID BULLET) BRING YOUR         (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY
                                                                               INVESTOR CENTER. CALL 1-800-544-9797
                                                                               FOR
                                       APPLICATION AND                         THE CENTER NEAREST YOU.
                                       CHECK TO A
                                       FIDELITY INVESTOR
                                       CENTER. CALL
                                       1-800-544-979
                                       7 FOR THE CENTER
                                       NEAREST YOU.

WIRE (WIRE_GRAPHIC)
                  (SMALL SOLID BULLET) CALL               (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                                       1-800-544-77       (SMALL SOLID BULLET) WIRE TO:
                                       77 TO SET UP                            BANKERS TRUST COMPANY,
                                       YOUR ACCOUNT                            BANK ROUTING #021001033,
                                       AND TO ARRANGE                          ACCOUNT #00163053.
                                       A WIRE                                  SPECIFY THE COMPLETE NAME OF THE
                                                                               FUND AND INCLUDE YOUR ACCOUNT NUMBER
                                       TRANSACTION. NOT                        AND YOUR NAME.
                                       AVAILABLE FOR
                                       RETIREMENT
                                       ACCOUNTS.
                  (SMALL SOLID BULLET) WIRE WITHIN 24
                                       HOURS TO:
                                       BANKERS TRUST
                                       COMPANY,
                                       BANK ROUTING
                                       #021001033,
                                       ACCOUNT
                                       #00163053.
                                       SPECIFY THE
                                       COMPLETE NAME
                                       OF THE FUND AND
                                       INCLUDE YOUR
                                       NEW ACCOUNT
                                       NUMBER AND
                                       YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)
                  (SMALL SOLID BULLET) NOT AVAILABLE.     (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                               BUILDER(REGISTERED TRADEMARK).
                                                                               SIGN UP FOR THIS SERVICE WHEN
                                                                               OPENING YOUR ACCOUNT, VISIT
                                                                               FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                                                                               TO OBTAIN
                                                                               THE FORM TO ADD THE SERVICE, OR CALL
                                                                               1-800-544-6666 TO ADD THE SERVICE.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated af   ter your
order is received in proper form. The     fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing   , or through Fidelity's Web
site. Call     1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602




                           ACCOUNT TYPE                                   SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)            ALL ACCOUNT TYPES EXCEPT  (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                           RETIREMENT                (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                          MINIMUM: $10; MAXIMUM: UP TO $100,000.
                           ALL ACCOUNT TYPES         (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                          BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                          NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)(HAND_GRAPHIC)
                           INDIVIDUAL, JOINT TENANT, (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                           SOLE PROPRIETORSHIP,                           PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                           UGMA, UTMA                                     EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                           RETIREMENT ACCOUNT        (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                          RETIREMENT DISTRIBUTION FORM. CALL
                                                                          1-800-544-6666 TO REQUEST ONE.
                           TRUST                     (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                          CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                                          IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                                          TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                           BUSINESS OR ORGANIZATION  (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                          RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                                          LETTER.
                                                     (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                          SEAL OR A SIGNATURE GUARANTEE.
                         EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                         CONSERVATOR, GUARDIAN

WIRE (WIRE_GRAPHIC)      ALL ACCOUNT TYPES EXCEPT   (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                         RETIREMENT                                      USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                         1-800-544-6666. MINIMUM WIRE: $5,000.
                                                    (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                         IN PROPER FORM     BY FIDELITY BEFORE 4:00 P.M.
                                                                         EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                                         NEXT BUSINESS DAY.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS(REGISTERED TRADEMARK)
1-800-544-5555
WEB SITE
WWW.FID   ELITY.COM
 AUTOMATED SERVICE
(CHECKMARK)
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writ   ing, or     through
Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666 or    visit Fidelity's Web
site at www.fidelity.com for more information.
REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                               APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666    OR VISIT FIDELITY'S
                               WEB
                                  SITE AT WWW.FIDELITY.COM FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                               SCHEDULED INVESTMENT DATE.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666    OR VISIT FIDELITY'S WEB SITE     AT WWW.FIDELITY.COM
                           FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net in   vestm    ent
income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-800-544-6666    .
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-a   dvantage    d
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is receive   d in
proper     form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received in pr   oper
form. Not    e the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Touch Tone Xpress, and Directed Dividends are registered trademarks of FMR Corp.
Asse   t Manager: Growth, Fidelity GoalPlanner, and Portfolio Advisory
Services are service m    arks of FMR Corp.
   The third party marks appearing above are the marks of their
resp    ective owners.
This prospectus is printed on recycled paper using soy-based inks.

FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER: INCOME



CROSS REFERENCE SHEET
FORM N-1A



ITEM NUMBER                                  PROSPECTUS SECTION
1          ..............................    COVER PAGE

2    A     ..............................    EXPENSES

     B, C  ..............................    CONTENTS; THE FUND AT A GLANCE; WHO MAY WANT TO
                                             INVEST

3    A     ..............................    FINANCIAL HIGHLIGHTS

     B     ..............................    *

     C, D  ..............................    PERFORMANCE

4    A     I.............................    CHARTER

           II...........................     THE FUND AT A GLANCE; INVESTMENT PRINCIPLES AND
                                             RISKS

     B     ..............................    INVESTMENT PRINCIPLES AND RISKS

     C     ..............................    WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES
                                             AND RISKS

5    A     ..............................    CHARTER

     B     I.............................    COVER PAGE; THE FUND AT A GLANCE; CHARTER; DOING
                                             BUSINESS WITH FIDELITY

           II...........................     CHARTER

           III..........................     EXPENSES; BREAKDOWN OF EXPENSES

     C     ..............................    CHARTER

     D     ..............................    CHARTER; BREAKDOWN OF EXPENSES

     E     ..............................    COVER PAGE; CHARTER

     F     ..............................    EXPENSES

     G     I..............................   CHARTER

           II..............................  *

5A         ..............................    PERFORMANCE

6    A     I.............................    CHARTER

           II...........................     HOW TO BUY SHARES; HOW TO SELL SHARES;
                                             TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

           III..........................     CHARTER

     B     .............................     CHARTER

     C     ..............................    TRANSACTIONS DETAILS; EXCHANGE RESTRICTIONS

     D     ..............................    *

     E     ..............................    COVER PAGE, DOING BUSINESS WITH FIDELITY; HOW TO
                                             BUY SHARES; HOW TO SELL SHARES; INVESTOR SERVICES

     F, G  ..............................    DIVIDENDS, CAPITAL GAINS, AND TAXES

     H     ..............................    *

7    A     ..............................    COVER PAGE; CHARTER

     B     ..............................    EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

     C     ..............................    *

     D     ..............................    HOW TO BUY SHARES

     E     ..............................    *

     F     ..............................    BREAKDOWN OF EXPENSES

8          ..............................    HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                             DETAILS; EXCHANGE RESTRICTIONS

9          ..............................    *


* Not Applicable


FIDELITY
ASSET MANAGER:
INCOMESM
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   November 24, 1998    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call
Fidelity   (registered trademark)     at 1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
AMI-pro-1198
   1.537638.101
(fund number 328, trading symbol FASIX)
This asset allocation fund seeks high current income through investment in stocks, bonds and short-term and money market instruments of all types. The fund also considers the potential for capital appreciation.
PROSPECTUS
   NOVEMBER 24, 1998
(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS           3   THE FUND AT A GLANCE

                    3   WHO MAY WANT TO INVEST

                    4   EXPENSES THE FUND'S YEARLY OPERATING
                        EXPENSES.

                    5   FINANCIAL HIGHLIGHTS A SUMMARY OF THE
                        FUND'S FINANCIAL DATA.

                    6   PERFORMANCE HOW THE FUND HAS DONE
                        OVER TIME.

THE FUND IN DETAIL  8   CHARTER HOW THE FUND IS ORGANIZED.

                    9   INVESTMENT PRINCIPLES AND RISKS THE
                        FUND'S OVERALL APPROACH TO INVESTING.

                    10  BREAKDOWN OF EXPENSES HOW
                        OPERATING COSTS ARE CALCULATED AND WHAT
                        THEY INCLUDE.

YOUR ACCOUNT        11  DOING BUSINESS WITH FIDELITY

                    11  TYPES OF ACCOUNTS DIFFERENT WAYS TO
                        SET UP YOUR ACCOUNT, INCLUDING
                        TAX-   ADVANTAGED     RETIREMENT PLANS.

                    13  HOW TO BUY SHARES OPENING AN
                        ACCOUNT AND MAKING ADDITIONAL
                        INVESTMENTS.

                    16  HOW TO SELL SHARES TAKING MONEY OUT
                        AND CLOSING YOUR ACCOUNT.

                    18  INVESTOR SERVICES SERVICES TO HELP YOU
                        MANAGE YOUR ACCOUNT.

SHAREHOLDER AND     19  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    20  TRANSACTION DETAILS SHARE PRICE
                        CALCULATIONS AND THE TIMING OF
                        PURCHASES AND REDEMPTIONS.

                    20  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income, and capital appreciation when appropriate. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: The fund diversifies across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long-term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 20%
(can range from
10-30%)
Row: 1, Col: 1, Value: 30.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 50.0
 Bonds 50%
(can range from
40-60%)
 Short-Term/Money
Market 30%
(can range from
10-50%)
MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
   Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the fund.
SIZE: As of September 30,    1998    , the fund had over    $776
m    illion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for inves   tors who     want to diversify
among stocks, bonds, short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of current income, this fund may be appropriate for you.
Because the fund owns different types of investments, its performance is affected by a variety of factors. The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500.
See "Transaction Details," page        , for an explanation of how and
when these charges apply.
SALES CHARGE ON PURCHASES AND REINVESTED DISTRIBUTIONS  NONE

DEFERRED SALES CHARGE ON REDEMPTIONS                    NONE

ANNUAL ACCOUNT MAINTENANCE FEE                          $12.00
(FOR ACCOUNTS UNDER $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
       ).
The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been
   0.69    %.
   MANAGEMENT FEE                         0.44%

12B-1 FEE                              NONE

   OTHER EXPENSES                         0.27%

   TOTAL FUND OPERATING EXPENSES          0.71%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   1 YEAR           $ 7

   3 YEARS          $ 23

   5 YEARS          $ 40

   10 YEARS         $ 88

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR, YOU
MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



   SELECTED PER-SHARE DATA
YEARS ENDED SEPTEMBER 30               1998       1997       1996       1995       1994       1993C

NET ASSET VALUE, BEGINNING OF PERIOD   $ 12.36    $ 11.63    $ 11.46    $ 10.69    $ 11.07    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                  .57B       .56B       .61        .56        .45        .46

 NET REALIZED AND UNREALIZED GAIN       .39        1.02       .20        .68        (.29)      1.04
(LOSS)

 TOTAL FROM INVESTMENT OPERATIONS       .96        1.58       .81        1.24       .16        1.50

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME             (.58)      (.59)      (.64)      (.47)      (.47)      (.43)

 FROM NET REALIZED GAIN                 (.29)      (.26)      --         --         (.04)      --

 IN EXCESS OF NET REALIZED GAIN         --         --         --         --         (.03)      --

 TOTAL DISTRIBUTIONS                    (.87)      (.85)      (.64)      (.47)      (.54)      (.43)

NET ASSET VALUE, END OF PERIOD         $ 12.45    $ 12.36    $ 11.63    $ 11.46    $ 10.69    $ 11.07

TOTAL RETURNA                           8.06%      14.16%     7.28%      11.99%     1.46%      15.32%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000         $ 776,116  $ 647,402  $ 566,104  $ 566,079  $ 501,349  $ 199,237
OMITTED)

RATIO OF EXPENSES TO AVERAGE NET        .71%       .77%       .82%       .79%       .71%       .65%
ASSETS                                                                                 D          D

RATIO OF EXPENSES TO AVERAGE NET        .69%       .76%       .80%       .79%       .71%       .65%
ASSETS AFTER EXPENSE REDUCTIONS            E          E          E

RATIO OF NET INVESTMENT INCOME TO       4.62%     4.74%      5.03%      5.15%      4.92%      5.19%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                 156%       112%       148%       157%       83%        47%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FOR THE PERIOD OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years
compared to a    composite     index. The chart on page
presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS

   FISCAL PERIODS ENDED            PAST 1  PAST 5  LIFE OF
   SEPTEMBER 30, 1998              YEAR    YEARS   FUNDA

ASSET MANAGER: INCOME              8.06%   8.50%   9.61%

FIDELITY CONSERVATIVE              9.55%   9.02%   N/A
ASSET ALLOCATION
COMPOSITE INDEX

CUMULATIVE TOTAL RETURNS
   FISCAL PERIODS ENDED            PAST 1  PAST 5  LIFE OF
   SEPTEMBER 30, 1998              YEAR    YEARS   FUNDA

   ASSET MANAGER: INCOME              8.06%   50.35%   73.38%


FIDELITY CONSERVATIVE
ASSET ALLOCATION COMPOSITE INDEX   9.55%   53.99%   N/A


A FROM OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS)
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund
on October 1, 1992. From that date through September 30,    1998    ,
the fund's total return was    73.38    %. Your $10,000 would have
grown to $   17,338     (the initial investment plus    73.38    % of
$10,000).
$10,000 OVER LIFE OF FUND
    FISCAL YEARS 1992 1995 1998
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 10131.75
ROW: 3, COL: 1, VALUE: 10335.71
ROW: 4, COL: 1, VALUE: 10601.78
ROW: 5, COL: 1, VALUE: 10775.92
ROW: 6, COL: 1, VALUE: 11012.63
ROW: 7, COL: 1, VALUE: 11095.59
ROW: 8, COL: 1, VALUE: 11157.79
ROW: 9, COL: 1, VALUE: 11282.63
ROW: 10, COL: 1, VALUE: 11376.79
ROW: 11, COL: 1, VALUE: 11628.47
ROW: 12, COL: 1, VALUE: 11660.07
ROW: 13, COL: 1, VALUE: 11818.44
ROW: 14, COL: 1, VALUE: 11744.57
ROW: 15, COL: 1, VALUE: 11926.14
ROW: 16, COL: 1, VALUE: 12131.02
ROW: 17, COL: 1, VALUE: 11915.04
ROW: 18, COL: 1, VALUE: 11687.39
ROW: 19, COL: 1, VALUE: 11698.18
ROW: 20, COL: 1, VALUE: 11731.1
ROW: 21, COL: 1, VALUE: 11665.22
ROW: 22, COL: 1, VALUE: 11819.1
ROW: 23, COL: 1, VALUE: 11940.44
ROW: 24, COL: 1, VALUE: 11829.82
ROW: 25, COL: 1, VALUE: 11863.39
ROW: 26, COL: 1, VALUE: 11774.41
ROW: 27, COL: 1, VALUE: 11763.68
ROW: 28, COL: 1, VALUE: 11831.41
ROW: 29, COL: 1, VALUE: 12046.3
ROW: 30, COL: 1, VALUE: 12171.32
ROW: 31, COL: 1, VALUE: 12330.59
ROW: 32, COL: 1, VALUE: 12627.09
ROW: 33, COL: 1, VALUE: 12752.88
ROW: 34, COL: 1, VALUE: 12959.19
ROW: 35, COL: 1, VALUE: 13074.38
ROW: 36, COL: 1, VALUE: 13247.66
ROW: 37, COL: 1, VALUE: 13270.83
ROW: 38, COL: 1, VALUE: 13503.77
ROW: 39, COL: 1, VALUE: 13726.82
ROW: 40, COL: 1, VALUE: 13880.66
ROW: 41, COL: 1, VALUE: 13785.7
ROW: 42, COL: 1, VALUE: 13773.58
ROW: 43, COL: 1, VALUE: 13785.38
ROW: 44, COL: 1, VALUE: 13833.79
ROW: 45, COL: 1, VALUE: 13942.35
ROW: 46, COL: 1, VALUE: 13846.45
ROW: 47, COL: 1, VALUE: 13881.96
ROW: 48, COL: 1, VALUE: 14211.73
ROW: 49, COL: 1, VALUE: 14517.86
ROW: 50, COL: 1, VALUE: 14937.29
ROW: 51, COL: 1, VALUE: 14799.54
ROW: 52, COL: 1, VALUE: 15016.25
ROW: 53, COL: 1, VALUE: 15080.03
ROW: 54, COL: 1, VALUE: 14810.26
ROW: 55, COL: 1, VALUE: 15080.75
ROW: 56, COL: 1, VALUE: 15416.69
ROW: 57, COL: 1, VALUE: 15649.97
ROW: 58, COL: 1, VALUE: 16144.31
ROW: 59, COL: 1, VALUE: 15948.38
ROW: 60, COL: 1, VALUE: 16223.6
ROW: 61, COL: 1, VALUE: 16249.53
ROW: 62, COL: 1, VALUE: 16434.63
ROW: 63, COL: 1, VALUE: 16635.67
ROW: 64, COL: 1, VALUE: 16785.91
ROW: 65, COL: 1, VALUE: 17073.26
ROW: 66, COL: 1, VALUE: 17252.0
ROW: 67, COL: 1, VALUE: 17223.94
ROW: 68, COL: 1, VALUE: 17348.6
ROW: 69, COL: 1, VALUE: 17557.06
ROW: 70, COL: 1, VALUE: 17487.06
ROW: 71, COL: 1, VALUE: 17108.65
ROW: 72, COL: 1, VALUE: 17530.85
$
$17,338
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
As economic conditions
change, different types of
investments do better than
others. While Asset Manager:
Income usually invests in
stocks, bonds, and short-term
and money market instruments,
its emphasis is in bonds and
short-term and money market
instruments. The fund's
performance tends to be
related to changes in short-term
interest rates, but will also
reflect the performance of the
other investments in its mix
during the time period.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated
period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to
shareholders.
       FIDELITY CONSERVATIVE ASSET ALLOCATION COMPOSITE INDEX    is a
hypothetical representation of the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix (20% stocks, 50% bonds and 30% short term/money market).
The following indexes are used to calculate the Composite Index:
stocks - the Standard & Poor's 500 Index (S&P 500(registered trademark)), bonds - the Lehman Brothers Aggregate Bond Index, and short term/money market - the Lehman Brothers 3-Month Treasury Bill
Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond
Index was used for the bond class. The index weightings of the
Composite Index are rebalanced monthly.
       STANDARD & POOR'S 500 INDEX (S&P 500)    is a widely
recognized, unmanaged index of common stocks.
LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
       LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX    represents the
average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).
Unlike the fund's returns, the total returns of the    composite
index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years      1993 1994 1995 1996 1997
ASSET MANAGER: INCOME      15.39% -1.36% 16.69% 7.81%    12.41%
   Fidelity Conservative Asset
   Allocation Composite Index             6.81% 1.41% 15.56% 7.96%
12.96%
Consumer Price Index      2.75% 2.67% 2.54% 3.32%    1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 15.39
Row: 7, Col: 1, Value: -1.36
Row: 8, Col: 1, Value: 16.69
Row: 9, Col: 1, Value: 7.81
Row: 10, Col: 1, Value: 12.41
(LARGE SOLID BOX) Asset Manager:
Income
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
ASSET MANAGER: INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
   Affiliates assist FMR with foreign investments:
(small solid bullet)    Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, serves as a sub-adviser for the
fun    d.
(small solid bullet)    Fidelity Management & Research Far East Inc.
(FMR Far East), in Tokyo, Japan, serves as a sub-adviser for     the
   fund.
   Beginning January 1, 1999, FIMM, located in Merrimack, New
Hampshire, will select certain types of investments for the fund.
Dick Habermann is Vice President and lead manager of Asset Manager:
Income, which he has managed since March 1996.    Other Fidelity
investment professionals assist Mr. Habermann in selecting investments
within each asset class for the fund.     He also manages other
Fidelity funds. Mr. Habermann is a senior vice president of FMR Co.
Previously, he was division head for international equities and director of international research from 1993 to 1996, and joint chief strategist for Portfolio Advisory Services from 1996 to 1997. Mr.
Habermann joined Fidelity in 1968.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East    and FIMM    . Members of the Edward C. Johnson 3d family are
the predominant owners of a class of shares of common stock
representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the
Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
   THE FUND     seeks a high level of current income by allocating its
assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers. The fund also considers the potential for capital appreciation.
The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET
CLASS includes all types of short-term and money market instruments.
FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes.
FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
                    Range    Neutral mix
STOCK CLASS         10 - 30% 20%
BOND CLASS          40 - 60% 50%
SHORT-TERM/MONEY
MARKET CLASS        10 - 50% 30%
Asset Manager: Income's approach focuses on bonds and short-term and money market instruments for current income. However, its ability to invest a portion of its assets in stocks offers the opportunity for capital appreciation, and potentially more volatility, than other income-oriented funds.
In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal
circumstances, a single reallocation will not involve more than 10% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.
   Because the fund is subject to the risks     of each investment
type, the fund and its performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
The fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to
shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership)
interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may
not    invest in     more than 10% of the outstanding voting
securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit
Rating Co., or Fitch    IBCA, Inc.    , or is unrated but judged to be
of equivalent quality by FMR. The fund currently intends to limit its investment in corporate and foreign government debt securities (other than convertible debt securities) to those of Baa-quality and above.
The fund currently intends to limit its investments in lower than
Baa-quality convertible debt securities    (sometimes called "junk
bonds")     to 5% of its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to    political, economic, or regulatory
    conditions in foreign countries; fluctuations in foreign
currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these
factors can make foreign investments, especially those in    emerging
markets,     more volatile    and potentially less liquid     than
U.S. investments.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
U.S. Treasury securities that have been stripped by a Federal Reserve
Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return
characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
       RESTRICTIONS:    The fund may not invest more than 10% of its
assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include    convertible securities, preferred
stocks, and     real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one
industry.    Economic, business, or political changes can affect all
securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund    may
not invest more than 5% in the securities of any one issuer.     The
fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government
securities.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR    or its affiliates    , or through reverse repurchase
agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend
money to other funds advised by FMR    or its affiliates    .
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments.
With respect to 75% of total assets, the fund may not    invest
more than 5% in the securities of any one issuer and may not    invest
in     more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government
securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
The management fee is calculated and paid to FMR every month. The fee
is calculated by adding a group fee rate to an individual    fund fee
rate, dividing by     twelve, and multiplying the result by the fund's
   average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For    September 1998    , the group fee rate was    0.1353    %. The
individual fund fee rate is 0.30%.
The total management fee for the fiscal year ended    September 30,
1998    , was    0.44    % of the fund's average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and
105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will select certain investments for the fund. FMR will pay FIMM a fee equal to 50% of its management fee
(before expense reimbursements) with respect to the fund's investments that FIMM manages.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended    September 1998,     the fund paid
transfer agency and pricing and bookkeeping fees equal to 0.   24    %
of its average net assets. This amount is before expense reductions, if any.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the
compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    has a    uthorized such payments.
The fund's portfolio turnover rate for the fiscal year ended
   September 1998     was    156    %. This rate varies from year to
year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-   advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country and    Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    220
(solid bullet) Assets in Fidelity mutual
funds: over $   572     billion
(solid bullet) Number of shareholder
accounts: over    38     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    260
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either
spouse.    (These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from
employer    -sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax
(tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet)     KEOGH PLANS    are generally profit sharing or
money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS    are available to
employees of 501(c)(3) tax-exempt institutions, including     schools,
hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your
investment is received in proper form   . The     fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application
accompanying this prospectus,    call 1-800-544-8888 or visit
Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special
application. Retirement investing also involves its own investment
procedures.    Call 1-800-544-8888 or visit Fidelity's Web site at
www.fidelity.com for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line   (registered
trademark)    , and then sell those shares by any method other than by
exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For certain Fidelity retirement accounts    A $500
TO ADD TO AN ACCOUNT $250
Through regular investment plansB $100
MINIMUM BALANCE $2,000
   For certain Fidelity retirement accountsA $500
   A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
   B    FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE
REFER TO "INVESTOR SERVICES," PAGE        .
   These minimums may be lower for investments through a Fidelity
GoalPlannerSM account.     There is no minimum account balance or
initial or subsequent investment minimum for investments through
Fidelity Portfolio Advisory Services   SM    , a    qualified state
tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of
distributions    from such retirement accounts.     Refer to the
program    materials for details. In addition, the fund reserves the
right to waive or lower investment minimums in other
circumstances.

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
                                                  TO OPEN                               TO ADD TO
                                                  AN                                    AN
                                                  ACCOUNT                               ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)              (SMALL SOLID BULLET) EXCHANGE FROM    (SMALL SOLID BULLET) EXCHANGE FROM
                                                  ANOTHER FIDELITY                      ANOTHER FIDELITY
                                                  FUND ACCOUNT                          FUND ACCOUNT
                                                  WITH THE SAME                         WITH THE SAME
                                                  REGISTRATION,                         REGISTRATION,
                                                  INCLUDING NAME,                       INCLUDING NAME,
                                                  ADDRESS, AND                          ADDRESS, AND
                                                  TAXPAYER ID                           TAXPAYER ID
                                                  NUMBER.                               NUMBER.
                                                                                        (SMALL SOLID BULLET) USE FIDELITY
                                                                                        MONEY LINE TO
                                                                                        TRANSFER FROM
                                                                                        YOUR BANK
                                                                                        ACCOUNT. CALL
                                                                                        BEFORE YOUR FIRST
                                                                                        USE TO VERIFY THAT
                                                                                        THIS SERVICE IS IN
                                                                                        PLACE ON YOUR
                                                                                        ACCOUNT.
                                                                                        MAXIMUM
                                                                                        MONEY LINE: UP
                                                                                        TO $100,000.

THE INTERNET WWW.FIDELITY.COM (COMPUTER GRAPHIC)  (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) EXCHANGE FROM
                                                  SIGN THE                              ANOTHER FIDELITY
                                                  APPLICATION.                          FUND ACCOUNT
                                                  MAKE YOUR CHECK                       WITH THE SAME
                                                  PAYABLE TO THE                        REGISTRATION,
                                                  COMPLETE NAME                         INCLUDING NAME,
                                                  OF THE FUND. MAIL                     ADDRESS, AND
                                                  TO THE ADDRESS                        TAXPAYER ID
                                                  INDICATED ON THE                      NUMBER.
                                                  APPLICATION.                          (SMALL SOLID BULLET) USE FIDELITY
                                                                                        MONEY LINE TO
                                                                                        TRANSFER FROM
                                                                                        YOUR BANK
                                                                                        ACCOUNT. VISIT
                                                                                        FIDELITY'S WEB
                                                                                        SITE BEFORE YOUR
                                                                                        FIRST USE TO VERIFY
                                                                                        THAT THIS SERVICE
                                                                                        IS IN PLACE ON
                                                                                        YOUR ACCOUNT.
                                                                                        MAXIMUM
                                                                                        MONEY LINE: UP
                                                                                        TO $100,000.

MAIL (MAIL_GRAPHIC)                               (SMALL SOLID BULLET) COMPLETE AND     (SMALL SOLID BULLET) MAKE YOUR
                                                  SIGN THE                              CHECK PAYABLE
                                                  APPLICATION.                          TO THE COMPLETE
                                                  MAKE YOUR                             NAME OF THE
                                                  CHECK PAYABLE TO                      FUND. INDICATE
                                                  THE COMPLETE                          YOUR FUND
                                                  NAME OF THE                           ACCOUNT NUMBER
                                                  FUND. MAIL TO THE                     ON YOUR CHECK
                                                  ADDRESS INDICATED                     AND MAIL TO THE
                                                  ON THE                                ADDRESS PRINTED
                                                  APPLICATION.                          ON YOUR ACCOUNT
                                                                                        STATEMENT.
                                                                                        (SMALL SOLID BULLET) EXCHANGE BY
                                                                                        MAIL: CALL
                                                                                        1-800-544-666
                                                                                        6 FOR INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)                          (SMALL SOLID BULLET) BRING YOUR       (SMALL SOLID BULLET) BRING YOUR
                                                  APPLICATION AND                       CHECK TO A
                                                  CHECK TO A                            FIDELITY INVESTOR
                                                  FIDELITY INVESTOR                     CENTER. CALL
                                                  CENTER. CALL                          1-800-544-979
                                                  1-800-544-9797                        7 FOR THE CENTER
                                                  FOR THE CENTER                        NEAREST YOU.
                                                  NEAREST YOU.

WIRE (WIRE_GRAPHIC)                               (SMALL SOLID BULLET) CALL             (SMALL SOLID BULLET) NOT AVAILABLE
                                                  1-800-544-777                         RETIREMENT
                                                  7 TO SET UP YOUR                      ACCOUNTS.
                                                  ACCOUNT AND TO                        (SMALL SOLID BULLET) WIRE TO:
                                                  ARRANGE A WIRE                        BANKERS TRUST
                                                  TRANSACTION. NOT                      COMPANY,
                                                  AVAILABLE FOR                         BANK ROUTING
                                                  RETIREMENT                            #021001033,
                                                  ACCOUNTS.                             ACCOUNT
                                                  (SMALL SOLID BULLET) WIRE WITHIN 24   #00163053.
                                                  HOURS TO:                             SPECIFY THE
                                                  BANKERS TRUST                         COMPLETE NAME
                                                  COMPANY, BANK                         OF THE FUND AND
                                                  ROUTING                               INCLUDE YOUR
                                                  #021001033,                           ACCOUNT NUMBER
                                                  ACCOUNT                               AND YOUR NAME.
                                                  #00163053.
                                                  SPECIFY THE
                                                  COMPLETE NAME
                                                  OF THE FUND AND
                                                  INCLUDE YOUR
                                                  NEW ACCOUNT
                                                  NUMBER AND
                                                  YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)                 (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY
                                                                                        AUTOMATIC
                                                                                        ACCOUNT
                                                                                        BUILDER(REGISTERED TRADEMARK). SIGN
                                                                                        UP FOR THIS
                                                                                        SERVICE    WHEN
                                                                                           OPENING YOUR
                                                                                           ACCOUNT, VISIT
                                                                                           FIDELITY'S WEB
                                                                                           SITE AT
                                                                                           WWW.FIDELITY.COM
                                                                                           TO OBTAIN THE
                                                                                           FORM TO ADD THE
                                                                                           SERVICE, OR CALL
                                                                                           1-800-544-666
                                                                                           6 TO ADD THE
                                                                                           SERVICE.



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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received in proper form.    The     fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing,    or through Fidelity's Web
site    . Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602




                       ACCOUNT TYPE                                     SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       RETIREMENT                  (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                        MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                        BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                        NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)(HAND_GRAPHIC)
                       INDIVIDUAL, JOINT TENANT,   (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,                             PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                                       EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       RETIREMENT ACCOUNT          (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                        RETIREMENT DISTRIBUTION FORM. CALL
                                                                        1-800-544-6666 TO REQUEST ONE.
                       TRUST                       (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                        CAPACITY
                                                                        AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT IN THE
                                                                        ACCOUNT REGISTRATION, PROVIDE A COPY OF THE TRUST
                                                                        DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION    (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                        RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                                        LETTER.
                                                   (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                        SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN

WIRE
(WIRE_GRAPHIC)         ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                       RETIREMENT                                       USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                        1-800-544-6666. MINIMUM WIRE: $5,000.
                                                   (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                        IN PROPER FORM     BY FIDELITY BEFORE 4:00 P.M.
                                                                        EASTERN TIME FOR MONEY TO BE WIRED ON THE NEXT
                                                                        BUSINESS DAY.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS(REGISTERED TRADEMARK)
1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
    AUTOMATED SERVICE
(CHECKMARK)
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writing,    or through
Fidelity's Web site    .
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call    1-800-544-6666 or visit Fidelity's Web
site at www.fidelity.com for more information.
REGULAR INVESTMENT PLANS

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
FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                               APPLICATION.
                               (SMALL SOLID BULLET)    FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 OR VISIT
                               FIDELITY'S WEB
                                  SITE AT WWW.FIDELITY.COM FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                               SCHEDULED INVESTMENT DATE.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                              1-800-544-6666 OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                              FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net    investment
income and capital gains to shareholders each year. Normally,
dividends are distributed monthly. Capital gains are    normally
distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet)    You will not receive interest on amounts
represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, Fidelity Automatic Account Builder, TouchTone Xpress, and Directed Dividends are registered trademarks of FMR Corp.
   Asset Manager: Income, Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.

This prospectus is printed on recycled paper using soy-based inks.

FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER FUNDS

CROSS REFERENCE SHEET
FORM N-1A



ITEM NUMBER                                PROSPECTUS SECTION
1          ..............................  COVER PAGE

2    A     ..............................  EXPENSES

     B, C  ..............................  CONTENTS; THE FUNDS AT A GLANCE; WHO MAY WANT
                                           TO INVEST

3    A     ..............................  FINANCIAL HIGHLIGHTS

     B     ..............................  *

     C,D   ..............................  PERFORMANCE

4    A     I.............................  CHARTER

           II...........................   THE FUNDS AT A GLANCE; INVESTMENT PRINCIPLES AND
                                           RISKS

     B     ..............................  INVESTMENT PRINCIPLES AND RISKS

     C     ..............................  WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES
                                           AND RISKS

5    A     ..............................  CHARTER

     B     I.............................  COVER PAGE; THE FUNDS AT A GLANCE; CHARTER; DOING
                                           BUSINESS WITH FIDELITY

           II...........................   CHARTER

           III..........................   EXPENSES; BREAKDOWN OF EXPENSES

     C     ..............................  CHARTER

     D     ..............................  CHARTER; BREAKDOWN OF EXPENSES

     E     ..............................  COVER PAGE; CHARTER

     F     ..............................  EXPENSES

     G     I.............................  CHARTER

           II............................  *

5A         ..............................  PERFORMANCE

6    A     I.............................  CHARTER

           II...........................   HOW TO BUY SHARES; HOW TO SELL SHARES;
                                           TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

           III..........................   CHARTER

     B     .............................   CHARTER

     C     ..............................  TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

     D     ..............................  *

     E     ..............................  COVER PAGE; DOING BUSINESS WITH FIDELITY; HOW TO
                                           BUY SHARES; HOW TO SELL SHARES; INVESTOR SERVICES

     F, G  ..............................  DIVIDENDS, CAPITAL GAINS, AND TAXES

     H     ..............................  *

7    A     ..............................  COVER PAGE; CHARTER

     B     ..............................  EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

     C     ..............................  *

     D     ..............................  HOW TO BUY SHARES

     E     ..............................  *

     F     ..............................  BREAKDOWN OF EXPENSES

8          ..............................  HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                           DETAILS; EXCHANGE RESTRICTIONS

9          ..............................  *


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
dated November    24    , 1998. The SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either
document, call Fidelity   (registered trademark)     at
1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
This family of asset allocation funds offers three approaches to diversifying your investment. Each fund seeks to achieve its individual goal by investing in different mixes of stocks, bonds and short-term and money market instruments of all types.
THE FIDELITY
ASSET MANAGER
FUNDS
FIDELITY ASSET MANAGER: INCOME seeks high current income, but also considers the potential for capital appreciation.
(fund number 328, trading symbol FASIX)
FIDELITY ASSET MANAGER(registered trademark) seeks high total return with reduced risk over the long term.
(fund number 314, trading symbol FASMX)
FIDELITY ASSET MANAGER: GROWTH seeks to maximize total return over the long term.
(fund number 321, trading symbol FASGX)
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
FFM-PRO-119   8
   1.703009.101
PROSPECTUS
NOVEMBER    24    , 1998
(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS



KEY FACTS                         3   THE FUNDS AT A GLANCE

                                  3   WHO MAY WANT TO INVEST

                                  5   EXPENSES EACH FUND'S YEARLY OPERATING EXPENSES.

                                  7   FINANCIAL HIGHLIGHTS A SUMMARY OF EACH FUND'S FINANCIAL DATA.

                                  11  PERFORMANCE HOW EACH FUND HAS DONE OVER TIME.

THE FUNDS IN DETAIL               18  CHARTER HOW EACH FUND IS ORGANIZED.

                                  19  INVESTMENT PRINCIPLES AND RISKS EACH FUND'S OVERALL
                                      APPROACH TO INVESTING.

                                  22  BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE CALCULATED
                                      AND WHAT THEY INCLUDE.

YOUR ACCOUNT                      23  DOING BUSINESS WITH FIDELITY

                                  24  TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                      INCLUDING TAX-   ADVANTAGED     RETIREMENT PLANS.

                                  25  HOW TO BUY SHARES OPENING AN ACCOUNT AND MAKING
                                      ADDITIONAL INVESTMENTS.

                                  27  HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR
                                      ACCOUNT.

                                  29  INVESTOR SERVICES SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES  30  DIVIDENDS, CAPITAL GAINS, AND TAXES

                                  31  TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE TIMING
                                      OF PURCHASES AND REDEMPTIONS.

                                  32  EXCHANGE RESTRICTIONS


   KEY FACTS


THE FUNDS AT A GLANCE
STRATEGY: The funds diversify across stocks, bonds and short-term and money market instruments, both here and abroad, to pursue specific goals. Each fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
   Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
ASSET MANAGER: INCOME   SM

SIZE: As of September 30, 199   8    , the fund had over $   776
million in assets.
ASSET MANAGER   SM

SIZE: As of September 30, 199   8    , the fund had over $   11.5
billion in assets.
ASSET MANAGER: GROWTH   SM

SIZE: As of September 30, 199   8    , the fund had over $   4.5
billion in assets.
WHO MAY WANT TO INVEST
Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term and money market instruments and other types of securities, in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges, one of the Asset Manager funds may be appropriate for you.
Because each fund owns different types of investments, its performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political, and economic news. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
ASSET MANAGER: INCOME

GOAL: High current income, and capital appreciation when appropriate.
Neutral Mix
 STOCKS 20%
(can range from 10-30%)
Row: 1, Col: 1, Value: 30.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 50.0
 BONDS 50%
(can range from 40-60%)
 SHORT-TERM/MONEY
MARKET 30%(can range
from 10-50%)
With its emphasis on bonds and short-term and money market instruments, Asset
Manager: Income is the most conservative fund in the family.
ASSET MANAGER

GOAL: High total return with reduced risk over the long term.
Neutral Mix
 STOCKS 50%
(can range from 30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 BONDS 40%
(can range from 20-60%)
 SHORT-TERM/MONEY
MARKET 10% (can range
from 0-50%)
With its more balanced approach, Asset Manager is the middle-of-the-road member of the family.
ASSET MANAGER: GROWTH

GOAL: Maximum total return over the long term.
Neutral Mix
 STOCKS 70%
(can range from 50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 BONDS 25%
(can range from 0-50%)
 SHORT-TERM/MONEY
MARKET 5%(can range
from 0-50%)
With its emphasis on stocks, Asset Manager: Growth is the most aggressive fund in the family.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500.
See "Transaction Details," page        , for an explanation of how and
when these charges apply.
SALES CHARGE ON PURCHASES AND REINVESTED DISTRIBUTIONS      NONE

DEFERRED SALES CHARGE ON REDEMPTIONS                        NONE

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)  $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged
directly to shareholder accounts (see "Breakdown of Expenses   ,    "
page        ).
The following figures are based on historical expenses        of each
fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table
would have been    0.69    % for Asset Manager: Income,    0.74    %
for Asset Manager, and    0.80    % for Asset Manager: Growth.
ASSET MANAGER: INCOME

MANAGEMENT FEE                    0.44    %

12B-1 FEE                      NONE

OTHER EXPENSES                    0.27    %

TOTAL FUND OPERATING EXPENSES     0.71    %

ASSET MANAGER

MANAGEMENT FEE                     0.54    %

12B-1 FEE                       NONE

OTHER EXPENSES                     0.22    %

TOTAL FUND OPERATING EXPENSES      0.76    %

ASSET MANAGER: GROWTH

MANAGEMENT FEE                     0.59    %

12B-1 FEE                       NONE

OTHER EXPENSES                     0.25    %

TOTAL FUND OPERATING EXPENSES      0.84    %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
ASSET MANAGER: INCOME

1 YEAR    $ 7

3 YEARS   $ 23

5 YEARS   $ 40

10 YEARS  $ 88

ASSET MANAGER

1 YEAR    $ 8

3 YEARS   $ 24

5 YEARS   $ 42

10 YEARS  $ 94

ASSET MANAGER: GROWTH

1 YEAR    $ 9

3 YEARS   $ 27

5 YEARS   $ 47

10 YEARS  $    104

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These expenses are paid from each fund's assets, and their effect is already factored into any quoted share price or return. Also, as an investor, you may pay certain expenses directly. (checkmark)












FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The funds'
financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.



   ASSET MANAGER: INCOME
SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED SEPTEMBER 30                             1998       1997       1996       1995       1994       1993C

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 12.36    $ 11.63    $ 11.46    $ 10.69    $ 11.07    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                 .57B       .56B       .61        .56        .45        .46

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .39        1.02       .20        .68        (.29)      1.04

 TOTAL FROM INVESTMENT OPERATIONS                      .96        1.58       .81        1.24       .16        1.50

LESS  DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                            (.58)      (.59)      (.64)      (.47)      (.47)      (.43)

 FROM NET REALIZED GAIN                                (.29)      (.26)      --         --         (.04)      --

 IN EXCESS OF NET REALIZED GAIN                         --         --        --         --         (.03)      --

 TOTAL  DISTRIBUTIONS                                  (.87)      (.85)      (.64)      (.47)      (.54)      (.43)

NET ASSET VALUE, END OF PERIOD                        $ 12.45    $ 12.36    $ 11.63    $ 11.46    $ 10.69    $ 11.07

TOTAL RETURNA                                          8.06%      14.16%     7.28%      11.99%     1.46%      15.32%

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 776,116  $ 647,402  $ 566,104  $ 566,079  $ 501,349  $ 199,237

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .71%       .77%       .82%       .79%       .71%D      .65%D

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                               .69%E      .76%E      .80%E      .79%       .71%       .65%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS   4.62%      4.74%      5.03%      5.15%      4.92%      5.19%

PORTFOLIO TURNOVER RATE                                156%       112%       148%       157%       83%        47%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FOR THE PERIOD OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.








   ASSET MANAGER
SELECTED PER-SHARE DATA AND RATIOS
YEARS ENDED SEPTEMBER 30 1998      1997      1996      1995      1994      1993     1992     1991     1990      1989E

NET ASSET VALUE,
BEGINNING OF PERIOD      $19.01    $16.49    $15.47    $14.58    $14.97    $13.50   $13.02   $10.64   $11.39    $10.00

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME    .61D      .59D      .62       .49       .34       .52      .46      .55      .58       .27

 NET REALIZED AND
 UNREALIZED GAIN (LOSS)   .37       3.35      .96       .93       .21       2.01     .97      2.48     (.71)     1.12

 TOTAL FROM INVESTMENT
 OPERATIONS               .98       3.94      1.58      1.42      .55       2.53     1.43     3.03     (.13)     1.39

LESS  DISTRIBUTIONS

 FROM NET INVESTMENT
 INCOME                   (.64)     (.67)     (.56)     (.44)     (.44)     (.87)    (.45)    (.65)    (.38)     --

 FROM NET REALIZED GAIN   (1.11)    (.75)     --        --        (.45)     (.19)    (.50)    --       (.24)     --

 IN EXCESS OF NET
 REALIZED GAIN             --        --        --       (.09)     (.05)     --       --       --       --        --

 TOTAL  DISTRIBUTIONS     (1.75)    (1.42)    (.56)     (.53)     (.94)     (1.06)   (.95)    (.65)    (.62)     --

 NET ASSET VALUE,
 END OF PERIOD           $18.24    $19.01     $16.49    $15.47    $14.58    $14.97   $13.50   $13.02   $10.64    $11.39

TOTAL RETURNB,C           5.34%     25.15%     10.37%    10.09%    3.60%     19.71%   11.84%   29.78%   (1.27)%   13.90%

NET ASSETS,
END OF  PERIOD
(IN MILLIONS)            $11,576   $11,866    $10,674   $11,084   $11,792   $7,266   $2,762   $743     $346      $245

RATIO OF EXPENSES TO
AVERAGE NET ASSETS        .76%      .79%      .95%      .97%      1.04%     1.09%    1.17%    1.17%    1.17%     1.58%A

RATIO OF EXPENSES TO
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS        .74%F     .78%F     .93%F     .97%      1.04%     1.09%    1.17%    1.17%    1.17%     1.58%A

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET
ASSETS                    3.19%     3.39%     3.64%     4.27%     3.63%     4.28%    5.58%    5.74%    5.89%     5.88%A

PORTFOLIO TURNOVER RATE   136%      79%       131%      137%      109%      98%      134%     134%     105%      167%A


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD DECEMBER 28, 1988 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1989.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.



   ASSET MANAGER: GROWTH
SELECTED PER-SHARE DATA AND RATIOS
YEARS ENDED SEPTEMBER 30                  1998     1997     1996     1995     1994     1993     1992E

NET ASSET VALUE, BEGINNING OF PERIOD      $ 19.97  $ 16.56  $ 14.88  $ 13.91  $ 13.77  $ 11.16  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                      .49D     .42D     .47      .26      .13      .18      .14

 NET REALIZED AND UNREALIZED GAIN (LOSS)    .49      4.49     1.44     1.07     .61      2.66     1.02

 TOTAL FROM INVESTMENT OPERATIONS           .98      4.91     1.91     1.33     .74      2.84     1.16

LESS  DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                 (.40)    (.43)    (.23)    (.27)    (.18)    (.15)    --

 FROM NET REALIZED GAIN                     (1.75)   (1.07)   --       --       (.37)    (.08)    --

 IN EXCESS OF NET REALIZED GAIN              --       --      --       (.09)    (.05)    --       --

 TOTAL  DISTRIBUTIONS                       (2.15)   (1.50)   (.23)    (.36)    (.60)    (.23)    --

NET ASSET VALUE, END OF PERIOD             $ 18.80  $ 19.97  $ 16.56  $ 14.88  $ 13.91  $ 13.77  $ 11.16

TOTAL RETURNB,C                             5.33%    31.57%   12.99%   9.95%    5.39%    25.83%   11.60%

NET ASSETS, END OF PERIOD (IN MILLIONS)    $ 4,537  $ 4,457  $ 3,099  $ 2,850  $ 3,071  $ 1,243  $ 94

RATIO OF EXPENSES TO AVERAGE NET ASSETS     .84%     .87%     1.02%    1.03%    1.15%    1.19%F   1.64%A

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                    .80%G    .86%G    1.01%G   1.02%G   1.15%    1.19%    1.64%A

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                          2.49%    2.36%    2.51%    3.16%    2.64%    3.02%    3.50%A

PORTFOLIO TURNOVER RATE                     150%     70%      138%     119%     104%     97%      693%A


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD DECEMBER 30, 1991 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1992.
   F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years
compared to a    composite     index. The charts on page  present
calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS

FISCAL PERIODS ENDED                                         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUNDA
SEPTEMBER 30, 1998

ASSET MANAGER: INCOME                                         8.06%       8.50%          9.61%

FIDELITY CONSERVATIVE ASSET ALLOCATION COMPOSITE INDEX        9.55%       9.02%            N/A

ASSET MANAGER                                                 5.34%        10.66%        12.81%

FIDELITY ASSET ALLOCATION COMPOSITE INDEX                     10.26%       12.35%          N/A

ASSET MANAGER: GROWTH                                         5.33%        12.65%        14.85%

FIDELITY AGGRESSIVE ASSET ALLOCATION    COMPOSITE     INDEX   9.98%        15.48%          N/A



CUMULATIVE TOTAL RETURNS

FISCAL PERIODS ENDED                                    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUNDA
SEPTEMBER 30, 1998

ASSET MANAGER: INCOME                                    8.06%       50.35%         73.38%

FIDELITY CONSERVATIVE ASSET ALLOCATION COMPOSITE INDEX   9.55%       53.99%           N/A

ASSET MANAGER                                            5.34%        65.94%        224.25%

FIDELITY ASSET ALLOCATION COMPOSITE INDEX                10.26%       79.01%          N/A

ASSET MANAGER: GROWTH                                    5.33%        81.45%        154.80%

FIDELITY AGGRESSIVE ASSET ALLOCATION COMPOSITE INDEX     9.98%        105.38%         N/A


A    FROM COMMENCEMENT OF OPERATIONS: OCTOBER 1, 1992 (ASSET MANAGER:
INCOME);
DECEMBER 28, 1988 (ASSET MANAGER); DECEMBER 30, 1991 (ASSET MANAGER:
GROWTH).
EXAMPLE: Let's say, hypothetically, that you had $10,000 invested in each fund on its start date. The charts below show the growth in value of your $10,000 investment in each fund through September 30,
199   8    .
ASSET MANAGER: INCOME
 FISCAL PERIODS 1992 1994 199   6     199   8
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 10131.75
ROW: 3, COL: 1, VALUE: 10335.71
ROW: 4, COL: 1, VALUE: 10601.78
ROW: 5, COL: 1, VALUE: 10775.92
ROW: 6, COL: 1, VALUE: 11012.63
ROW: 7, COL: 1, VALUE: 11095.59
ROW: 8, COL: 1, VALUE: 11157.79
ROW: 9, COL: 1, VALUE: 11282.63
ROW: 10, COL: 1, VALUE: 11376.79
ROW: 11, COL: 1, VALUE: 11628.47
ROW: 12, COL: 1, VALUE: 11660.07
ROW: 13, COL: 1, VALUE: 11818.44
ROW: 14, COL: 1, VALUE: 11744.57
ROW: 15, COL: 1, VALUE: 11926.14
ROW: 16, COL: 1, VALUE: 12131.02
ROW: 17, COL: 1, VALUE: 11915.04
ROW: 18, COL: 1, VALUE: 11687.39
ROW: 19, COL: 1, VALUE: 11698.18
ROW: 20, COL: 1, VALUE: 11731.1
ROW: 21, COL: 1, VALUE: 11665.22
ROW: 22, COL: 1, VALUE: 11819.1
ROW: 23, COL: 1, VALUE: 11940.44
ROW: 24, COL: 1, VALUE: 11829.82
ROW: 25, COL: 1, VALUE: 11863.39
ROW: 26, COL: 1, VALUE: 11774.41
ROW: 27, COL: 1, VALUE: 11763.68
ROW: 28, COL: 1, VALUE: 11831.41
ROW: 29, COL: 1, VALUE: 12046.3
ROW: 30, COL: 1, VALUE: 12171.32
ROW: 31, COL: 1, VALUE: 12330.59
ROW: 32, COL: 1, VALUE: 12627.09
ROW: 33, COL: 1, VALUE: 12752.88
ROW: 34, COL: 1, VALUE: 12959.19
ROW: 35, COL: 1, VALUE: 13074.38
ROW: 36, COL: 1, VALUE: 13247.66
ROW: 37, COL: 1, VALUE: 13270.83
ROW: 38, COL: 1, VALUE: 13503.77
ROW: 39, COL: 1, VALUE: 13726.82
ROW: 40, COL: 1, VALUE: 13880.66
ROW: 41, COL: 1, VALUE: 13785.7
ROW: 42, COL: 1, VALUE: 13773.58
ROW: 43, COL: 1, VALUE: 13785.38
ROW: 44, COL: 1, VALUE: 13833.79
ROW: 45, COL: 1, VALUE: 13942.35
ROW: 46, COL: 1, VALUE: 13846.45
ROW: 47, COL: 1, VALUE: 13881.96
ROW: 48, COL: 1, VALUE: 14211.73
ROW: 49, COL: 1, VALUE: 14517.86
ROW: 50, COL: 1, VALUE: 14937.29
ROW: 51, COL: 1, VALUE: 14799.54
ROW: 52, COL: 1, VALUE: 15016.25
ROW: 53, COL: 1, VALUE: 15080.03
ROW: 54, COL: 1, VALUE: 14810.26
ROW: 55, COL: 1, VALUE: 15080.75
ROW: 56, COL: 1, VALUE: 15416.69
ROW: 57, COL: 1, VALUE: 15649.97
ROW: 58, COL: 1, VALUE: 16144.31
ROW: 59, COL: 1, VALUE: 15948.38
ROW: 60, COL: 1, VALUE: 16223.6
ROW: 61, COL: 1, VALUE: 16249.53
ROW: 62, COL: 1, VALUE: 16434.63
ROW: 63, COL: 1, VALUE: 16635.67
ROW: 64, COL: 1, VALUE: 16785.91
ROW: 65, COL: 1, VALUE: 17073.26
ROW: 66, COL: 1, VALUE: 17252.0
ROW: 67, COL: 1, VALUE: 17223.94
ROW: 68, COL: 1, VALUE: 17348.6
ROW: 69, COL: 1, VALUE: 17557.06
ROW: 70, COL: 1, VALUE: 17487.06
ROW: 71, COL: 1, VALUE: 17108.65
ROW: 72, COL: 1, VALUE: 17530.85
$
$17,338

ASSET MANAGER
 FISCAL PERIODS 19   88     199   2     199   6     199   8
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 10378.86
ROW: 3, COL: 1, VALUE: 10219.34
ROW: 4, COL: 1, VALUE: 10309.07
ROW: 5, COL: 1, VALUE: 10578.27
ROW: 6, COL: 1, VALUE: 10887.34
ROW: 7, COL: 1, VALUE: 11006.98
ROW: 8, COL: 1, VALUE: 11326.02
ROW: 9, COL: 1, VALUE: 11355.93
ROW: 10, COL: 1, VALUE: 11355.93
ROW: 11, COL: 1, VALUE: 11405.78
ROW: 12, COL: 1, VALUE: 11485.54
ROW: 13, COL: 1, VALUE: 11527.69
ROW: 14, COL: 1, VALUE: 11158.89
ROW: 15, COL: 1, VALUE: 11243.19
ROW: 16, COL: 1, VALUE: 11359.1
ROW: 17, COL: 1, VALUE: 11169.43
ROW: 18, COL: 1, VALUE: 11759.51
ROW: 19, COL: 1, VALUE: 11854.35
ROW: 20, COL: 1, VALUE: 11843.81
ROW: 21, COL: 1, VALUE: 11443.39
ROW: 22, COL: 1, VALUE: 11211.58
ROW: 23, COL: 1, VALUE: 11243.19
ROW: 24, COL: 1, VALUE: 11780.58
ROW: 25, COL: 1, VALUE: 12147.79
ROW: 26, COL: 1, VALUE: 12795.97
ROW: 27, COL: 1, VALUE: 13354.74
ROW: 28, COL: 1, VALUE: 13578.25
ROW: 29, COL: 1, VALUE: 13790.59
ROW: 30, COL: 1, VALUE: 14137.03
ROW: 31, COL: 1, VALUE: 13835.29
ROW: 32, COL: 1, VALUE: 14204.08
ROW: 33, COL: 1, VALUE: 14528.17
ROW: 34, COL: 1, VALUE: 14550.52
ROW: 35, COL: 1, VALUE: 14662.28
ROW: 36, COL: 1, VALUE: 14405.24
ROW: 37, COL: 1, VALUE: 15019.76
ROW: 38, COL: 1, VALUE: 15236.74
ROW: 39, COL: 1, VALUE: 15526.05
ROW: 40, COL: 1, VALUE: 15526.05
ROW: 41, COL: 1, VALUE: 15743.03
ROW: 42, COL: 1, VALUE: 15899.73
ROW: 43, COL: 1, VALUE: 15899.73
ROW: 44, COL: 1, VALUE: 16225.2
ROW: 45, COL: 1, VALUE: 16152.88
ROW: 46, COL: 1, VALUE: 16273.42
ROW: 47, COL: 1, VALUE: 16249.31
ROW: 48, COL: 1, VALUE: 16610.94
ROW: 49, COL: 1, VALUE: 16934.14
ROW: 50, COL: 1, VALUE: 17225.45
ROW: 51, COL: 1, VALUE: 17402.77
ROW: 52, COL: 1, VALUE: 17975.71
ROW: 53, COL: 1, VALUE: 18052.42
ROW: 54, COL: 1, VALUE: 18435.97
ROW: 55, COL: 1, VALUE: 18668.08
ROW: 56, COL: 1, VALUE: 18951.91
ROW: 57, COL: 1, VALUE: 19493.76
ROW: 58, COL: 1, VALUE: 19481.53
ROW: 59, COL: 1, VALUE: 20054.14
ROW: 60, COL: 1, VALUE: 20015.09
ROW: 61, COL: 1, VALUE: 20877.83
ROW: 62, COL: 1, VALUE: 21555.68
ROW: 63, COL: 1, VALUE: 20877.83
ROW: 64, COL: 1, VALUE: 19867.84
ROW: 65, COL: 1, VALUE: 19854.17
ROW: 66, COL: 1, VALUE: 20018.25
ROW: 67, COL: 1, VALUE: 19577.74
ROW: 68, COL: 1, VALUE: 19962.97
ROW: 69, COL: 1, VALUE: 20430.74
ROW: 70, COL: 1, VALUE: 20182.51
ROW: 71, COL: 1, VALUE: 20279.4
ROW: 72, COL: 1, VALUE: 19974.87
ROW: 73, COL: 1, VALUE: 19499.59
ROW: 74, COL: 1, VALUE: 19344.5
ROW: 75, COL: 1, VALUE: 19640.59
ROW: 76, COL: 1, VALUE: 19953.26
ROW: 77, COL: 1, VALUE: 20364.82
ROW: 78, COL: 1, VALUE: 20847.33
ROW: 79, COL: 1, VALUE: 21133.35
ROW: 80, COL: 1, VALUE: 21718.8
ROW: 81, COL: 1, VALUE: 21861.6
ROW: 82, COL: 1, VALUE: 22219.16
ROW: 83, COL: 1, VALUE: 22147.35
ROW: 84, COL: 1, VALUE: 22563.87
ROW: 85, COL: 1, VALUE: 23039.92
ROW: 86, COL: 1, VALUE: 23534.15
ROW: 87, COL: 1, VALUE: 23417.86
ROW: 88, COL: 1, VALUE: 23419.07
ROW: 89, COL: 1, VALUE: 23623.99
ROW: 90, COL: 1, VALUE: 23872.82
ROW: 91, COL: 1, VALUE: 24006.08
ROW: 92, COL: 1, VALUE: 23548.68
ROW: 93, COL: 1, VALUE: 23696.23
ROW: 94, COL: 1, VALUE: 24523.08
ROW: 95, COL: 1, VALUE: 25147.68
ROW: 96, COL: 1, VALUE: 26337.4
ROW: 97, COL: 1, VALUE: 25972.41
ROW: 98, COL: 1, VALUE: 26760.88
ROW: 99, COL: 1, VALUE: 26981.65
ROW: 100, COL: 1, VALUE: 25961.97
ROW: 101, COL: 1, VALUE: 26852.28
ROW: 102, COL: 1, VALUE: 28171.84
ROW: 103, COL: 1, VALUE: 28891.29
ROW: 104, COL: 1, VALUE: 30541.76
ROW: 105, COL: 1, VALUE: 29724.53
ROW: 106, COL: 1, VALUE: 30689.57
ROW: 107, COL: 1, VALUE: 0.0
ROW: 108, COL: 1, VALUE: 0.0
ROW: 109, COL: 1, VALUE: 0.0
ROW: 110, COL: 1, VALUE: 0.0
ROW: 111, COL: 1, VALUE: 0.0
ROW: 112, COL: 1, VALUE: 0.0
ROW: 113, COL: 1, VALUE: 0.0
ROW: 114, COL: 1, VALUE: 0.0
ROW: 115, COL: 1, VALUE: 0.0
ROW: 116, COL: 1, VALUE: 0.0
ROW: 117, COL: 1, VALUE: 0.0
ROW: 118, COL: 1, VALUE: 0.0
$
$32,425

ASSET MANAGER: GROWTH
 Fiscal periods 199   1     199   3     199   5     199   8
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10367.06
Row: 3, Col: 1, Value: 10585.32
Row: 4, Col: 1, Value: 10436.51
Row: 5, Col: 1, Value: 10466.27
Row: 6, Col: 1, Value: 10684.52
Row: 7, Col: 1, Value: 10565.48
Row: 8, Col: 1, Value: 11001.98
Row: 9, Col: 1, Value: 10823.41
Row: 10, Col: 1, Value: 11071.43
Row: 11, Col: 1, Value: 11279.76
Row: 12, Col: 1, Value: 11686.51
Row: 13, Col: 1, Value: 11907.91
Row: 14, Col: 1, Value: 12079.9
Row: 15, Col: 1, Value: 12231.66
Row: 16, Col: 1, Value: 12707.16
Row: 17, Col: 1, Value: 12747.63
Row: 18, Col: 1, Value: 13010.68
Row: 19, Col: 1, Value: 13202.9
Row: 20, Col: 1, Value: 13445.72
Row: 21, Col: 1, Value: 13992.04
Row: 22, Col: 1, Value: 13931.34
Row: 23, Col: 1, Value: 14366.38
Row: 24, Col: 1, Value: 14244.97
Row: 25, Col: 1, Value: 15041.53
Row: 26, Col: 1, Value: 15622.08
Row: 27, Col: 1, Value: 15157.64
Row: 28, Col: 1, Value: 14387.09
Row: 29, Col: 1, Value: 14365.98
Row: 30, Col: 1, Value: 14482.09
Row: 31, Col: 1, Value: 14049.31
Row: 32, Col: 1, Value: 14397.64
Row: 33, Col: 1, Value: 14904.3
Row: 34, Col: 1, Value: 14682.64
Row: 35, Col: 1, Value: 14724.86
Row: 36, Col: 1, Value: 14302.64
Row: 37, Col: 1, Value: 13930.27
Row: 38, Col: 1, Value: 13583.09
Row: 39, Col: 1, Value: 13810.93
Row: 40, Col: 1, Value: 14093.0
Row: 41, Col: 1, Value: 14483.57
Row: 42, Col: 1, Value: 14841.59
Row: 43, Col: 1, Value: 15156.22
Row: 44, Col: 1, Value: 15785.47
Row: 45, Col: 1, Value: 15872.26
Row: 46, Col: 1, Value: 16143.49
Row: 47, Col: 1, Value: 15948.2
Row: 48, Col: 1, Value: 16338.77
Row: 49, Col: 1, Value: 16709.46
Row: 50, Col: 1, Value: 17260.2
Row: 51, Col: 1, Value: 17238.17
Row: 52, Col: 1, Value: 17271.22
Row: 53, Col: 1, Value: 17568.62
Row: 54, Col: 1, Value: 17766.88
Row: 55, Col: 1, Value: 17843.99
Row: 56, Col: 1, Value: 17392.38
Row: 57, Col: 1, Value: 17513.54
Row: 58, Col: 1, Value: 18240.52
Row: 59, Col: 1, Value: 18769.23
Row: 60, Col: 1, Value: 20002.89
Row: 61, Col: 1, Value: 19648.4
Row: 62, Col: 1, Value: 20465.58
Row: 63, Col: 1, Value: 20693.91
Row: 64, Col: 1, Value: 19684.45
Row: 65, Col: 1, Value: 20489.61
Row: 66, Col: 1, Value: 21739.42
Row: 67, Col: 1, Value: 22388.36
Row: 68, Col: 1, Value: 23902.55
Row: 69, Col: 1, Value: 23133.43
Row: 70, Col: 1, Value: 23998.69
Row: 71, Col: 1, Value: 23505.97
Row: 72, Col: 1, Value: 24251.05
Row: 73, Col: 1, Value: 24847.53
Row: 74, Col: 1, Value: 25035.77
Row: 75, Col: 1, Value: 26461.01
Row: 76, Col: 1, Value: 27213.97
Row: 77, Col: 1, Value: 26689.59
Row: 78, Col: 1, Value: 26850.93
Row: 79, Col: 1, Value: 27536.66
Row: 80, Col: 1, Value: 27119.85
Row: 81, Col: 1, Value: 24134.92
Row: 82, Col: 1, Value: 25277.79
$
$25,480



UNDERSTANDING
PERFORMANCE
As economic conditions change, different types of investments do better than others. Since these asset allocation funds invest in domestic and foreign stocks, bonds, and short-term instruments, each fund's total return will reflect the performance of both domestic and foreign markets and short and long term interest rates depending on the mix of securities it owns.
(checkmark)



YEAR-BY-YEAR TOTAL RETURNS
   CALENDAR YEARS                           1993    1994    1995    1996   1997

ASSET MANAGER: INCOME                       15.39%  -1.36%  16.69%  7.81%  12.41%

FIDELITY CONSERVATIVE ASSET ALLOCATION      6.81%   1.41%   15.56%  7.96%  12.96%
COMPOSITE INDEX

CONSUMER PRICE INDEX                        2.75%   2.67%   2.54%   3.32%  1.70%



Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 15.39
Row: 9, Col: 1, Value: -1.36
Row: 10, Col: 1, Value: 16.69
Row: 11, Col: 1, Value: 7.81
Row: 12, Col: 1, Value: 12.41
        ASSET MANAGER: INCOME



YEAR-BY-YEAR TOTAL RETURNS
   CALENDAR YEARS                   1989    1990   1991    1992    1993    1994    1995    1996    1997

ASSET MANAGER                       15.28%  5.38%  23.64%  12.75%  23.29%  -6.60%  18.16%  12.73%  22.27%

ASSET MANAGER: GROWTH                                      19.08%  26.32%  -7.39%  19.95%  17.59%  26.46%

FIDELITY ASSET ALLOCATION
COMPOSITE INDEX                     17.74%  5.11%  17.04%  6.68%   8.96%   0.08%   23.08%  11.10%  20.81%

FIDELITY AGGRESSIVE
ASSET ALLOCATION                                           7.34%   9.95%   0.11%   29.89%  15.74%  25.81%
COMPOSITE INDEX

CONSUMER PRICE INDEX                4.65%   6.11%  3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
        ASSET MANAGER
 ASSET MANAGER: GROWTH

ROW: 1, COL: 1, VALUE: NIL
ROW: 1, COL: 2, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 2, COL: 2, VALUE: NIL
ROW: 3, COL: 1, VALUE: 15.28
ROW: 3, COL: 2, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 5.38
ROW: 4, COL: 2, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 23.64
ROW: 5, COL: 2, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 12.75
ROW: 6, COL: 2, VALUE: 19.08
ROW: 7, COL: 1, VALUE: 23.29
ROW: 7, COL: 2, VALUE: 26.32
ROW: 8, COL: 1, VALUE: -6.6
ROW: 8, COL: 2, VALUE: -7.39
ROW: 9, COL: 1, VALUE: 18.16
ROW: 9, COL: 2, VALUE: 19.95
ROW: 10, COL: 1, VALUE: 12.73
ROW: 10, COL: 2, VALUE: 17.59
ROW: 11, COL: 1, VALUE: 22.27
ROW: 11, COL: 2, VALUE: 26.46
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
FIDELITY CONSERVATIVE ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of Asset Manager:
Income's three asset classes according to their respective weightings in the fund's neutral mix (20% stocks, 50% bonds and 30% short-term/money market). The following indexes are used to calculate the Composite Index: stocks - the Standard & Poor's 500 Index (S&P 500(registered trademark)), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.
FIDELITY ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds and 10% short-term/money market). The following indexes are used to calculate the Composite Index: stocks - the S&P 500, bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.
FIDELITY AGGRESSIVE ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of Asset Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds and 5% short-term/money market). The following indexes are used to calculate the Composite Index: stocks - the S&P 500, bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.
STANDARD & POOR'S 500 INDEX (S&P 500   )     is a widely recognized,
unmanaged index of common stocks.
LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).
Unlike each fund's returns, the total returns of each    composite
index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
   T    HE CONSUMER PRICE INDEX is a widely recognized measure of
inflation calculated by the U.S. Government.
Other illustrations of fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.
   Affiliates assist FMR with foreign investments:
(small solid bullet)    Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, serves as a sub-adviser for each fund.
   (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund.
       Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will select certain types of investments for the funds.
Dick Habermann is Vice President and lead manager of the Asset Manager funds, which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the funds. He also manages other Fidelity funds. Mr. Habermann is a senior vice president of FMR Co. Previously, he was division head for international equities and director of
international research from 1993 to 1996   ,     and joint chief
strategist for Portfolio Advisory Services from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.
   F    idelity investment personnel may invest in securities for
their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions. Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East    and FIMM    . Members of the Edward C. Johnson 3d family are
the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds and short-term and money market instruments
and other instruments of U.S. and foreign issuers. Each fund   ,
however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER: INCOME seeks a high level of current income. The fund also considers the potential for capital appreciation.
ASSET MANAGER seeks high total return with reduced risk over the long term.
ASSET MANAGER: GROWTH seeks to maximize total return over the long term.
Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
ASSET MANAGER: INCOME

 Range Neutral mix
STOCK CLASS 10 - 30% 20%
BOND CLASS 40 - 60% 50%
SHORT-TERM/MONEY MARKET CLASS 10 - 50% 30%
Asset Manager: Income's approach focuses on short-term and money market instruments and bonds for current income. However, its ability to invest a portion of its assets in stocks offers the opportunity for capital appreciation, and potentially more volatility, than other income-oriented funds.
ASSET MANAGER

 Range Neutral mix
STOCK CLASS 30 - 70% 50%
BOND CLASS 20 - 60% 40%
SHORT-TERM/MONEY MARKET CLASS 0 - 50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds and short-term and money market instruments.
ASSET MANAGER: GROWTH

 Range Neutral mix
STOCK CLASS 50 - 100% 70%
BOND CLASS 0 - 50% 25%
SHORT-TERM/MONEY MARKET CLASS 0 - 50% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its returns may not be as high as a fund that invests only in stocks.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving each fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of Asset Manager: Income's or Asset Manager's total assets, or 20% of Asset Manager: Growth's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to a fund.
   Because     the funds are subject to the risks of each investment
type, the funds and their performance are affected by many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will
work as FMR intends. When you sell your shares    of a fund    , they
may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of    its     total assets, each
fund may not    invest in     more than 10% of the outstanding voting
securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities        are considered to have
speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. The following tables provide a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended September 30,
199   8    , and are presented as a percentage of total security
investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: Purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by
Moody's Investors Service    (    Moody's   )    , Standard & Poor's
   (    S&P   )    , Duff & Phelps Credit Rating Co., or Fitch
   IBCA, Inc.    , or is unrated but judged to be of equivalent
quality by FMR. Asset Manager: Income currently intends to limit its
investment        in corporate and foreign government debt securities
(other than convertible debt securities) to those of Baa-quality and
above.    Asset Manager: Income     currently intends to limit its
investments in lower than Baa-quality convertible debt securities
(   sometimes called "junk bonds")     to 5% of its assets. Each of
Asset Manager and Asset Manager: Growth currently intends to limit
   its     investments in lower than Baa-quality debt securities to
less than 35% of its assets.
FIDELITY ASSET MANAGER: GROWTH
Fiscal Year Ended September 199   8     Debt Holdings, by Rating
MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
   Average of   Average of
 Rating  total investments Rating  total investments
       INVESTMENT GRADE
   Highest quality Aaa 5.7% AAA 5.7%
   High quality Aa 0.3% AA 0.2%
   Upper-medium grade A 1.3% A 1.1%
   Medium grade Baa 2.0% BBB 2.4%
       LOWER QUALITY
   Moderately speculative Ba 2.4% BB 2.5%
   Speculative B 8.3% B 7.9%
   Highly speculative Caa 0.8% CCC 1.0%
   Poor quality Ca 0.0% CC 0.0%
   Lowest quality, no interest C 0.0% C 0.0%
   In default, in arrears --  D 0.0%

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
T   HE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P
TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 0.8% OF THE
   FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES
   AMOUNTED TO 0.8% OF THE FUND'S INVES    TMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
FIDELITY ASSET MANAGER
   Fiscal Year Ended September 1998 Debt Holdings, by Rating
    MOODY'S
 INVESTORS SERVICE        STANDARD & POOR'S
        (AS A % OF INVESTMENTS)        (AS A % OF INVESTMENTS)
   Average of   Average of
 Rating  total investments Rating  total investments
       INVESTMENT GRADE
   Highest quality Aaa 16.7% AAA 16.6%
   High quality Aa 0.8% AA 0.5%
   Upper-medium grade A 3.8% A 3.4%
   Medium grade Baa 5.8% BBB 7.0%
       LOWER QUALITY
   Moderately speculative Ba 2.8% BB 2.0%
   Speculative B 5.6% B 5.3%
   Highly speculative Caa 0.6% CCC 0.8%
   Poor quality Ca 0.0% CC 0.0%
   Lowest quality, no interest C 0.0% C 0.0%
   In default, in arrears --  D 0.0%

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
T   HE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P
TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 0.8% OF THE
   FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES
   AMOUNTED TO 0.7% OF THE FUND'S INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political, economic,    or regulatory
conditions in foreign countries; fluctuations in foreign currencies;
withholding or    other taxes; trading, settlement, custodial, and
other operational risks;     and the potentially less stringent
investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors
can make foreign investments, especially those in    emerging
markets,     more volatile    and potentially less liquid     than
U.S. investments.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped
securities may be more volatile   ,     and the value of certain types
of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices,
interest rates, currency exchange rates,        or other factors that
affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not    invest     more than 10% of its
assets        in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include convertible securities, precious metals, preferred stocks, and real estate-related instruments.
RESTRICTIONS: Asset Manager: Income and Asset Manager may not invest in precious metals.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one
industry.    Economic, business, or political changes can affect all
securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, each fund may
not    invest     more than 5% in the securities of any one issuer.
   Each     fund may not invest more than 25% of its total assets in
any one industry. Th   ese     limitations do        not apply to U.S.
Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised
by FMR    or its affiliates    , or through reverse repurchase
agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to
other funds advised by FMR    or its affiliates    .
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
ASSET MANAGER: INCOME seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments.
ASSET MANAGER seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.
With respect to 75%        of total assets, each fund may not
   invest     more than 5%        in the securities of any one issuer
and may not    invest in     more than 10% of the outstanding voting
securities of a single issuer. These limitations do not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds,    each     fund        pay   s     fees
related to    its     daily operations. Expenses paid out of
   each     fund's assets are reflected in its share price or
dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained at right.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate,    dividing by twelve    , and multiplying the result by the
fund's average net assets    throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37% for
Asset Manager: Income    or     0.52% for Asset Manager and Asset
Manager: Growth, and it drops as total assets under management increase.
For September 199   8    , the group fee rate was 0.1353% for Asset
Manager: Income and 0.2911% for Asset Manager and Asset Manager:
Growth. The individual fund fee rate is 0.30% for Asset Manager:
Income, 0.25% for Asset Manager, and 0.30% for Asset Manager: Growth. The total management fee for the fiscal year ended September 30,
199   8     was 0.44%    of the fund's average net assets     for
Asset Manager: Income, 0.54%    of the fund's average net assets
for Asset Manager, and 0.59%    of the fund's average net assets
for Asset Manager: Growth.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will select certain investments for each fund. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to each fund's
investments that FIMM manages    .
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.
For the fiscal year ended September 199   8    , transfer agency and
pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                       TRANSFER AGENCY AND
                       PRICING AND BOOKKEEPING FEES
                       PAID BY FUND

ASSET MANAGER: INCOME     0.24%

ASSET MANAGER             0.21%

ASSET MANAGER: GROWTH     0.23%


UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR receives is designed to be responsive to changes in FMR's total assets under management. Building this variable into the fee calculation assures shareholders that they will pay a lower rate as FMR's assets under management increase.
(checkmark)
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees of each fund has        authorized
such payments.
For the fiscal year ended September 199   8     the portfolio turnover
rates for Asset Manager: Income, Asset Manager and Asset Manager:
Growth were 156%, 136%, and 150%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-   advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country    and Fidelity's Web site    .
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
FIDELITY FACTS
Fidelity offers the broadest selection of mutual funds in the world.
(solid bullet) Number of Fidelity mutual funds: ove   r 220
(solid bullet) Assets in Fidelity mutual funds: over $   572
billion
(solid bullet) Number of shareholder accounts: over    3    8 million
(solid bullet) Number of investment analysts and portfolio managers:
over 2   60
(checkmark)
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number,    visit Fidelity's Web site at www.fidelity.com,
or contact Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or
tax-free growth.     Retirement accounts require special applications
and typically have lower minimums.
        TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)    allow
individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
        ROTH IRAS    allow individuals to make non-deductible
contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
        ROTH CONVERSION IRAS    allow individuals with assets held in
a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover     distributions from
employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet)     KEOGH PLANS    are generally profit sharing or
money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS    are available to
employees of 501 (c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATIONS PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . Each fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in
person or by wire as described on page        . If there is no
application accompanying this prospectus, call 1-800-544-8888    or
visit Fidelity's Web site at www.fidelity.com for an application    .
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888    or visit Fidelity's Web site at
www.fidelity.com     for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line(registered
trademark)   ,     and then sell those shares by any method other than
by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT  $2,500
   For certain Fidelity retirement accounts    A $500
TO ADD TO AN ACCOUNT  $250
   Through regular investment plansB     $100
MINIMUM BALANCE $2,000
   For certain Fidelity retirement accountsA     $500
A T   HESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
   B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
   These minimums may be lower for investments through a Fidelity GoalPlannerSM account in a fund. There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.



                             TO OPEN AN ACCOUNT                                         TO ADD TO AN ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC)
     (SMALL SOLID BULLET)    EX    CHANGE FROM ANOTHER FIDELITY
                             FUND ACCOUNT WITH THE              (SMALL SOLID BULLET)    E    XCHANGE FROM ANOTHER FIDELITY
                                                                                        FUND ACCOUNT WITH THE SAME
                             SAME REGISTRATION, INCLUDING
                             NAME, ADDRESS, AND TAXPAYER                                REGISTRATION, INCLUDING NAME,
                                                                                        ADDRESS, AND TAXPAYER ID NUMBER.
                             ID NUMBER.                         (SMALL SOLID BULLET)    U    SE FIDELITY MONEY LINE TO
                                                                                        TRANSFER FROM YOUR BANK ACCOUNT.
                                                                                        CALL BEFORE YOUR FIRST USE
                                                                                        TO VERIFY THAT THIS SERVICE
                                                                                        IS IN PLACE ON YOUR ACCOUNT.
                                                                                        MAXIMUM MONEY LINE: UP TO
                                                                                        $100,000.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)
    (SMALL SOLID BULLET)    COMPLETE AND SIGN THE APPLICATION.
                            MAKE YOUR CHECK PAYABLE            (SMALL SOLID BULLET)    EXCHANGE FROM ANOTHER FIDELITY FUND
                                                                                       ACCOUNT WITH THE SAME
                            TO THE COMPLETE NAME OF THE FUND.
                            MAIL TO THE ADDRESS                                        REGISTRATION, INCLUDING NAME,
                                                                                       ADDRESS, AND TAXPAYER ID NUMBER.
                            INDICATED ON THE APPLICATION    .  (SMALL SOLID BULLET)    USE FIDELITY MONEY LINE TO TRANSFER
                                                                                       FROM YOUR BANK ACCOUNT.
                                                                                       VISIT FIDELITY'S WEB SITE BEFORE
                                                                                       YOUR FIRST USE TO VERIFY THAT
                                                                                       THIS       SERVICE IS IN PLACE
                                                                                       ON YOUR ACCOUNT. MAXIMUM MONEY
                                                                                       LINE: UP        TO $100,000.

MAIL
(MAIL_GRAPHIC)
    (SMALL SOLID BULLET)    C    OMPLETE AND SIGN THE
                            APPLICATION. MAKE YOUR CHECK
                            PAYABLE                            (SMALL SOLID BULLET)    M    AKE YOUR CHECK PAYABLE TO THE
                                                                                       COMPLETE NAME OF THE
                            TO THE COMPLETE NAME OF THE FUND.
                            MAIL TO THE ADDRESS                                        FUND. INDICATE YOUR FUND ACCOUNT
                                                                                       NUMBER ON YOUR CHECK AND
                            INDICATED ON THE APPLICATION.                              MAIL TO THE ADDRESS PRINTED ON
                                                                                       YOUR ACCOUNT STATEMENT.
                                                               (SMALL SOLID BULLET)    EXCHANGE BY MAIL: CALL
                                                                                       1-800-544-6666 FOR INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)
    (SMALL SOLID BULLET)    B    RING YOUR APPLICATION AND
                            CHECK TO A FIDELITY INVESTOR
                            CENTER.                            (SMALL SOLID BULLET)    BR    ING YOUR CHECK TO A FIDELITY
                                                                                       INVESTOR CENTER. CALL
                            CALL 1-800-544-9797 FOR THE
                            CENTER NEAREST YOU.                                        1-800-544-9797 FOR THE CENTER
                                                                                       NEAREST YOU.

WIRE
(WIRE_GRAPHIC)
    (SMALL SOLID BULLET)    C    ALL 1-800-544-7777 TO SET UP
                            YOUR ACCOUNT AND TO                (SMALL SOLID BULLET)   NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                                                                                      ARRANGE A WIRE TRANSACTION.    NOT
                                                                                      AVAILABLE FOR RETIREMENT
    (SMALL SOLID BULLET)    WIRE TO   :                                               ACCOUNTS.
                            BANKERS TRUST COMPANY,
                                                                 (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO   :
                            BANK ROUTING #021001033,                                  BANKERS TRUST COMPANY,
                            ACCOUNT #00163053.                                        BANK ROUTING #021001033,
                            SPECIFY THE COMPLETE NAME OF THE
                            FUND AND INCLUDE YOUR                                     ACCOUNT #00163053.
                            NEW ACCOUNT NUMBER AND YOUR NAME.                         SPECIFY THE COMPLETE NAME OF
                                                                                      THE FUND AND INCLUDE YOUR
                                                                                      ACCOUNT NUMBER AND YOUR NAME.


AUTOMATICALLY
(AUTOMATIC_GRAPHIC)
       (SMALL SOLID BULLET) NOT AVAILABLE.                       (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                                      BUILDER(REGISTERED TRADEMARK).
                                                                                      SIGN UP FOR THIS
                                                                                      SERVICE WHEN OPENING YOUR ACCOUNT,
                                                                                      VISIT FIDELITY'S WEB SITE
                                                                                      AT WWW.FIDELITY.COM TO OBTAIN THE
                                                                                      FORM TO ADD THE SERVICE    , OR
                                                                                      CALL 1-800-544-6666 TO ADD THE
                                                                                      SERVICE    .

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form    . Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on    these two pages    .
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing,    or through Fidelity's Web
site    . Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602




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
                           ACCOUNT TYPE                                                 SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)            ALL ACCOUNT TYPES EXCEPT RETIREMENT     (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                                                                   (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR
                                                                                        BANK
                                                                                        ACCOUNT; MINIMUM: $10; MAXIMUM: UP
                           ALL ACCOUNT TYPES                                            TO $100,000.
                                                                   (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY
                                                                                        FUNDS IF BOTH ACCOUNTS ARE
                                                                                        REGISTERED WITH THE SAME NAME(S),
                                                                                        ADDRESS, AND
                                                                                        TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)             INDIVIDUAL, JOINT TENANT,               (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE
                                                                                        SIGNED
                           SOLE PROPRIETORSHIP, UGMA, UTMA                              BY ALL PERSONS REQUIRED TO SIGN FOR
                                                                                        TRANSACTIONS, EXACTLY AS THEIR NAMES
                                                                                        APPEAR ON THE ACCOUNT.
                           RETIREMENT ACCOUNT                      (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                                        RETIREMENT DISTRIBUTION FORM. CALL
                           TRUST                                                        1-800-544-6666 TO REQUEST ONE.
                                                                   (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER
                                                                                        INDICATING
                                                                                        CAPACITY AS TRUSTEE. IF THE
                                                                                        TRUSTEE'S NAME
                           BUSINESS OR ORGANIZATION                                     IS NOT IN THE ACCOUNT REGISTRATION,
                                                                                        PROVIDE
                                                                                        A COPY OF THE TRUST DOCUMENT
                                                                                        CERTIFIED
                                                                                        WITHIN THE LAST 60 DAYS.
                                                                   (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY
                           EXECUTOR, ADMINISTRATOR, CONSERVATOR,                        CORPORATE RESOLUTION TO ACT ON THE
                           GUARDIAN                                                     ACCOUNT MUST SIGN THE LETTER.
                                                                   (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH
                                                                                        CORPORATE SEAL OR A SIGNATURE
                                                                                        GUARANTEE.
                                                                   (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR
                                                                                        INSTRUCTIONS.

WIRE
(WIRE_GRAPHIC)             ALL ACCOUNT TYPES EXCEPT RETIREMENT     (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE
                                                                                        FEATURE BEFORE USING IT. TO
                                                                                        VERIFY THAT IT IS IN
                                                                                        PLACE, CALL 1-800-544-6666.
                                                                                        MINIMUM WIRE: $5,000.
                                                                   (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE
                                                                                           RECEIVED IN PROPER FORM BY FIDELITY
                                                                                        BEFORE 4:00 P.M. EASTERN TIME
                                                                                        FOR MONEY TO BE
                                                                                        WIRED ON THE NEXT BUSINESS DAY.



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
(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
F   IDELITY'S WEB SITE at www.fidelity.com offers product and
servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more information.








24-HOUR SERVICE
ACCOUNT ASSISTANCE 1-800-544-6666
ACCOUNT TRANSACTIONS 1-800-544-7777
PRODUCT INFORMATION 1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE 1-800-544-4774
TOUCHTONE XPRESS(REGISTERED TRADEMARK) 1-800-544-5555
WEB SITE WWW.FID   ELITY.COM
 AUTOMATED SERVICE
(CHECKMARK)
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writing, or    through
Fidelity's Web site    .
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or
revoked, see page        .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE        enables you to transfer money by phone
between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666    or visit Fidelity's Web
site at www.fidelity.com     for more information.
REGULAR INVESTMENT PLANS

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
FIDELITY AUTOMATIC ACCOUNT BUILDE   R
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE
                               FUND APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666    OR VISIT FIDELITY'S
                                  WEB SITE AT WWW.FIDELITY.COM     FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR
                               NEXT SCHEDULED INVESTMENT DATE.



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
DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666    OR VISIT FIDELITY'S WEB SITE AT
                              WWW.FIDELITY.COM     FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM  FREQUENCY                       SETTING UP OR CHANGING
$100     Monthly, bimonthly, quarterly,  (small solid bullet) To establish, call 1-800-544-6666 after both accounts
         or annually                     are opened.
                                         (small solid bullet) To change the amount or frequency of your investment, call
                                         1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net    investment
income and capital gains to shareholders each year.
DISTRIBUTION SCHEDULE

                       Dividends                        Capital gains

Asset Manager: Income  Monthly    (except January)      December

Asset Manager          March, June, September,          December
                       and December

Asset Manager: Growth  December                         December

DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
       If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a
fund will be taxed. If your account is not a tax-   advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

UNDERSTANDING DISTRIBUTIONS
As a fund shareholder, you are entitled to your share of the fund's net income and gains on its investments. The fund passes its earnings along to its investors as DISTRIBUTIONS.
Each fund earns dividends from stocks and interest from bond, money market, and other investments. These are passed along as DIVIDEND DISTRIBUTIONS. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received i   n
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet)    You will not receive interest on amounts
represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00%        and trading fees of
up to    3.00% of the amount exchange    d. Check each fund's
prospectus for details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Asset Manager, Fidelity Investments, Fidelity Money Line, Fidelity Automatic Account Builder, TouchTone Xpress, and Directed Dividends are registered trademarks of FMR Corp.
   Asset Manager: Income, Asset Manager, Asset Manager: Growth, Fidelity GoalPlanner, and Portfolio Advisory Services are service marks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.




This prospectus is printed on recycled paper using soy-based inks.

FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER FUNDS

CROSS REFERENCE SHEET

FORM N-1A



ITEM NUMBER                                    STATEMENT OF ADDITIONAL INFORMATION SECTION
10, 11         ............................    Cover Page

12             ............................    Description of the Trust

13      a - c  ............................    Investment Policies and Limitations

        d      ............................    Portfolio Transactions

14      a - c  ............................    Trustees and Officers

15      a      ............................    *

        b, c   ............................    Trustees and Officers

16      a      i............................   FMR; Portfolio Transactions

               ii............................  Trustees and Officers

               iii...........................  Management Contracts

        b      ............................    Management Contracts

        c, d   ............................    Contracts with FMR Affiliates

        e      ............................    *

        f      ............................    Distribution and Service Plans

        g      ............................    *

        h      ............................    Description of the Trust

        i      ............................    Contracts with FMR Affiliates

17      a - d  ............................    Portfolio Transactions

        e      ............................    *

18      a      ............................    Description of the Trust

        b      ............................    *

19      a      ............................    Additional Purchase and Redemption Information

        b      ............................    Additional Purchase and Redemption Information;
                                               Valuation

        c      ............................    *

20             ............................    Distributions and Taxes

21      a, b   ............................    Contracts with FMR Affiliates

        c      ............................    *

22      a      ............................    *

        b      ............................    Performance

23             ............................    Financial Statements


* Not Applicable
FIDELITY ASSET MANAGER: INCOME
 FIDELITY ASSET MANAGER   (registered trademark)
 FIDELITY ASSET MANAGER: GROWTH
FUNDS OF        FIDELITY CHARLES STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
   November 24, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectuses
(dated    November 24, 1998    ). Please retain this document for
future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of a
Prospectus or an Annual Report, please call Fidelity   (registered
trademark)     at 1-800-544-8888.
TABLE OF CONTENTS                                                PAGE



Investment Policies and Limitations                              4

Portfolio Transactions                                           11

Valuation                                                        14

Performance                                                      14

Additional Purchase   , Exchange     and Redemption Information  18

Distributions and Taxes                                          19

FMR                                                              19

Trustees and Officers                                            19

Management Contracts                                             21

Distribution and Service Plans                                   27

Contracts with FMR Affiliates                                    27

Description of the Trust                                         28

Financial Statements                                             29

Appendix                                                         29

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
FFM-ptb-   1198
   1.463731.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940    (the
1940 Act)    ) of the fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF ASSET MANAGER: INCOME   SM
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)
if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        The fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5%
of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ASSET MANAGER   SM
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        The fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF ASSET MANAGER: GROWTH   SM
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        The fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest more than 5% of its total assets in precious metals.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund   's     limitations on futures and options transactions,
see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these
techniques unless it believes that doing so will help    a     fund
achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the    1940 Act    . These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET ALLOCATION. The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek
to maximize total return within the bond class by adjusting    a
fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign
currency   .
The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. FMR will seek to maximize total return with respect to Asset Manager and Asset Manager:
Growth, and will seek to maximize income with respect to Asset
Manager: Income, within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.
ASSET-BACKED SECURITIES represent interests in pools of    mortgages,
loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
CLOSED-END INVESTMENT COMPANIES    are investment companies that issue
a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally
managed and may invest in any type of security.     Shares of
closed-end investment companies may trade at a premium or a discount
to their net asset value.    A     fund may purchase shares of
closed-end investment companies to facilitate investment in certain
   foreign     countries.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment        to purchase or sell specific
securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The funds may receive fees    or
price concessions     for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis,    the
purchaser     assumes the rights and risks of ownership, including the
risk   s     of price and yield fluctuations    and the risk that the
security will not be issued as anticipated    . Because    payment for
the securities     is not required        until the delivery date,
these risks are in addition to the risks associated with    a
fund's        investments. If a fund remains substantially fully
invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When
delayed-delivery purchases are outstanding,    a     fund will set
aside appropriate liquid assets in a segregated custodial account to
cover    the     purchase obligations. When a fund has sold a security
on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield
opportunity        or        suffer a loss.
   A     fund may renegotiate    a     delayed delivery transaction
and may sell the underlying securities    before delivery    , which
may result in capital gains or losses    for the fund    .
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risk   s     relating to local political,
economic,    regulatory,     or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S.
investors. Such actions may include        expropriation or
nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events
or counter their effects.    In addition,     the value of securities
denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   I    t is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter
   (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and
securities of some foreign issuers        may be less liquid and more
volatile than securities of comparable U.S. issuers. Foreign security
trading   , settlement and custodial     practices (including those
involving securities settlement where fund assets may be released
prior to receipt of payment)    are often less developed than those in
U.S. markets, and     may result in increased risk    or substantial
delays     in the event of a failed trade or the insolvency of   , or
breach of duty by    , a foreign broker-deale   r, securities
depository or foreign subcustodian    . In addition, the costs
   associated with     foreign invest   ments    , including
withholding taxes, brokerage commissions and custodial costs, are
generally higher than    with     U.S. invest   ments    .
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
   Adequate public information on foreign issuers may not be
available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.
OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
actions. ADRs are        alternative   s     to directly purchasing
the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and
complete the contemplated currency exchange   .
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge,"
would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUNDS' RIGHTS AS        SHAREHOLDER   S    . The funds do not intend
to direct or administer the day-to-day operations of any company.
   A     fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to
management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities
   in which     a fund may engage, either individually or in
conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its
assets; or supporting or opposing third   -    party takeover efforts.
This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put
and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will
comply with guidelines established by the    SEC     with respect to
coverage of options and futures strategies by mutual funds and, if the
guidelines so require   ,     will set aside appropriate liquid assets
in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing a put option and
writing     a call option on the same underlying instrument
   would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one
strike price and buying a call option at a lower price,        to
reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A     fund        may
invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the
securities in which    the fund     typically invest   s    , which
involves a risk that the options or futures position will not track
the performance of    the     fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell    a specified     underlying instrument at
a specified future date. The price at which the purchase and sale will
take place is fixed when the    buyer and seller enter     into the
contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard &
Poor's 500 Index (S&P 500   (registered trademark)    ). Futures can
be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an
FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading
Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would
exceed 25% of its total assets    under normal conditions    ; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is
imposed, it may be impossible        to enter into new positions or
close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above.    A fund     may purchase and sell currency futures and may
purchase and write currency options to increase or decrease    its
exposure to different foreign currencies.    Currency options     may
also    be purchased or written     in conjunction with each other or
with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchaser     obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right, the    purchaser     pays the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option        by allowing it to expire
or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium   .     If the    option
is exercised    , the    purchaser     completes the sale of the
underlying instrument at the strike price. A    purchaser     may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium   ,     plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium, the
   writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option
chooses to exercise it.    The writer     may seek to terminate
   a     position in a put option    before exercise     by closing
out the option in the secondary market at its current price. If the
secondary market is not liquid for a put option   ,     however,
   the writer     must continue to be prepared to pay the strike price
while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the    writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    FMR     to be illiquid include
repurchase agreements not entitling the holder to    re    payment of
principal and    payment of     interest within seven days,
over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by
the Board of Trustee   s.
INDEXED SECURITIES    are instruments whose prices are indexed to the
prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.
Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Gold-indexed securities        typically provide for a maturity value
that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated
securities   .     Currency-indexed securities may be positively or
negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes
in the United States and abroad.        Indexed securities may be more
volatile than the underlying instruments.        Indexed securities
are    also     subject to the credit risks associated with the issuer
of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S.
Government agencies   .
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of
interest and    repayment of     principal. Direct debt instruments
may not be rated by any nationally recognized    statistical
rating service. If        scheduled interest or principal payments
   are not made    , the    value of the instrument     may be
adversely affected. Loans that are fully secured    provide     more
protections than an unsecured loan in the event of    failure to
make     scheduled interest or principal    payments    . However,
there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional
risks   .     For example, if a loan is foreclosed, the
   purchaser     could become part owner of any collateral, and would
bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging
legal theories of lender liability,    a purchaser     could be held
liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less
legal protection to    the purchaser     in the event of fraud or
misrepresentation. In the absence of definitive regulatory guidance,
   FMR uses its     research        to attempt to avoid situations
where fraud or misrepresentation could adversely affect    a     fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms
of the loan or other indebtedness,    the purchaser     has direct
recourse against the borrower,    the purchaser     may have to rely
on the agent to apply appropriate credit remedies against a borrower.
If assets held by the agent for the benefit of a    purchaser     were
determined to be subject to the claims of the agent's general
creditors, the    purchaser     might incur certain costs and delays
in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness        may include letters of credit, revolving
credit facilities, or other standby financing commitments    that
obligate purchasers     to    make     additional cash    payments
on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition
makes it unlikely that the amount will ever be repaid.    A     fund
will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any
one issuer or in issuers within the same industry (see    each fund's
investment     limitations). For purposes of these limitations,
   a     fund generally will treat the borrower as the "issuer" of
indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial
intermediary between    a     fund and the borrower, if the
participation does not shift to the fund the direct debtor-creditor
relationship with the borrower, SEC interpretations require    a
fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities have
poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment
plays a greater role in valuing high-yield        debt securities than
is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity
and changing investor perceptions may affect the    liquidity of
lower-quality debt securities and the     ability of outside pricing
services to value lower-quality debt        securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of
managing securities of this type.        FMR will attempt to identify
those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   A     fund may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES    are issued by government and
non-government entities such as banks, mortgage lenders, or other
institutions.     A mortgage-backed security is an obligation of the
issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments
of both principal and interest at a    range     of specified
intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties.
Stripped mortgage-backed securities are created        when the
interest and principal components of a mortgage-backed security    are
separated and sold     as individual securities. In the case of a
stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying
mortgage   ,     while the holder of the "interest-only" security (IO)
receives interest payments from the same underlying    mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the
mortgage   -backed     securities market as a whole. Non-government
mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject
to prepayment risk   , which is the risk that early principal payments
made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
   PRECIOUS METALS. The prices of gold and other commodities can change rapidly, and generally do not move in tandem with the prices of equity and debt securities.
REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment trusts
own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in a
   separate     account        at a bank, marked-to-market daily, and
maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in
connection with bankruptcy proceedings),    the funds will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security     at    an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The funds     will enter into
reverse repurchase agreements        with parties whose
creditworthiness has been    reviewed and     found satisfactory by
FMR. Such transactions may increase fluctuations in the market value
of    fund     assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities    . Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
   SWAP AGREEMENTS     can be individually negotiated and structured
to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many
different forms and are known by a variety of names   .
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
   A fund may     be able to eliminate its exposure under    a
swap agreement        either by assignment or other disposition, or by
entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A     fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS        do not make interest payments; instead, they
are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current
income, their prices can be    more     volatile    than other types
of fixed-income securities     when interest rates change. In
calculating a    fund's dividend    , a portion of the difference
between a zero coupon bond's purchase price and its face value    is
considered income.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any
commissions;    and, if applicable,     arrangements for payment of
fund expenses.
If FMR grants investment management authority to    a
sub-adviser        (see the section entitled "Management Contracts"),
   that     sub-adviser    is     authorized to place orders for the
purchase and sale of portfolio securities, and will do so in
accordance with the policies described    above    .
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
   Each fund     may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of
accounts;    and     effect securities transactions and perform
functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers    for transactions in equity
securities     is    generally     made by FMR (to the extent possible
consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fun   d     may be useful to FMR in rendering
investment management services to    that fund     or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to    a fund.     The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund     may    pay a broker-dealer     commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause    a     fund to pay such higher
commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of
a particular transaction or FMR's overall responsibilities to    that
fund or     its other clients. In reaching this determination, FMR
will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan LLC (FBSJ    ), indirect subsidiaries of FMR Corp.,
if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar
services.    Prior to December 9, 1997, FMR used research services
provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by a fund toward the    reduction
of that fund's expenses   .     The transaction quality must, however,
be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The Trustees of each fund     periodically review FMR's performance
of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by
   the     fund over representative periods of time to determine if
they are reasonable in relation to the benefits to the fund.
The funds' portfolio turnover rates for the fiscal periods ended
September 30, 199   8     and 1997 are illustrated in the table below.
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits
of short-term investing against these consequences.    Variations in
turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
                                               Portfolio Turnover Rates

   Fiscal period ended     September 30   ,          1998   1997



   Asset Manager: Income                             156%   112%

   Asset Manager                                     136%   79%

   Asset Manager: Growth                             150%   70%

The following tables show the brokerage commissions paid by    the
fund   s    .    Significant changes in brokerage commissions paid by
a fund from year to year may result from changing asset levels
throughout the year.     A fund may pay both commissions and spreads
in connection with the placement of portfolio transactions.
   The following table shows the total amount of brokerage commissions paid by each fund.
                          Fiscal               Total
                          Year                 Amount Paid
                          Ended

   ASSET MANAGER: INCOME         September 30

1998                                           $    339,000

   1997                                        $ 139,000

   1996                                        $ 269,000

ASSET MANAGER          September    30

1998                                        $    11,709,000

   1997                                        $ 5,703,000

   1996                                        $ 11,446,000

ASSET MANAGER: GROWTH  September    30

1998                                        $    7,164,000

   1997                                        $ 2,638,000

   1996                                        $ 5,219,000

   Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC and FBS as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBS for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998.
NFSC and FBS     are paid on a commission basis.

                                                   Total Amount Paid

                       Fiscal                  To NFSC             To FBS
                       Year
                       Ended

ASSET MANAGER: INCOME  September    30

1998                                        $    40,000         $    100

   1997                                        $ 22,000            $ 3,000

   1996                                        $ 39,000            $ 4,000

ASSET MANAGER          September    30

1998                                        $    1,574,000      $    9,000

   1997                                        $ 802,000           $ 152,000

   1996                                        $ 1,319,000         $ 157,000

ASSET MANAGER: GROWTH  September    30

1998                                        $    787,000        $    4,000

   1997                                        $ 372,000           $ 57,000

   1996                                        $ 518,000           $ 71,000





                              Fiscal               % of                 % of                 % of           % of
                              Year Ended           Aggregate            Aggregate            Aggregate      Aggregate
                              1998                 Commissions          Dollar               Commissions    Dollar
                                                   Paid to NFSC         Amount of            Paid to        Amount of
                                                                        Transactions         FBS            Transactions
                                                                        Effected                            Effected
                                                                        through                             through
                                                                                                            FBS(dagger)
                                                                        NFSC(dagger)

Asset Manager: Income         September 30         11.87%               19.57%               0.03%          0.02%

Asset Manager                 September 30         13.44%               20.07%               0.07%          0.04%

Asset Manager: Growth         September 30         10.99%               18.00%               0.06%          0.03%


   (dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC and FBS is a result of the low commission rates charged by NFSC and FBS.
   The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1998.

                       Fiscal Year          $ Amount of              $ Amount of
                       Ended 1998           Commissions Paid to      Brokerage
                                            Firms                    Transactions
                                            that Provided            Involved*
                                            Research Services*

Asset Manager: Income  September 30         $   318,000                $   336,101,000

Asset Manager          September 30          11,217,000                 11,597,710,000

Asset Manager: Growth  September 30           6,809,000                  7,437,154,000


* The provision of research services was not necessarily a factor in the placement of all this business with such firms.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   F    SC normally determines each fund's net asset value per share
(NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
   A fund     may quote performance in various ways. All performance
information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price,
yield,    if available,     and total return fluctuate in response to
market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing
   a     fund's interest and dividend income for a given 30-day or
one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated
first in their respective currencies, and    then     are converted to
U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
   In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment
alternatives. However,    a     fund's yield fluctuates, unlike
investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market
rates, and in periods of rising interest rates    a     fund's yield
will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting
dividends and capital gain distributions, and any change in    a
fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as
opposed to the actual year-to-year performance of    a     fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. An    asset allocation     fund may illustrate
performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its
moving average. On September 2   5, 1998,     the 13-week and 39-week
long-term moving averages were $12.41    and $12.25    , respectively,
for Asset Manager: Income, $18.93    and $18.86,     respectively, for
Asset Manager, and $19.65    and $19.67    , respectively, for Asset
Manager: Growth.
       CALCULATING HISTORICAL FUND RESULTS.    The following tables
show performance for each fund calculated including certain fund expenses.
       HISTORICAL FUND RESULTS.    The following table shows each
fund's total return for the periods ended September 30, 1998.


                              Average Annual Total Returns                Cumulative Total Returns
                          Thirty-Day     One     Five     Life of            One     Five
                          Yield          Year    Years    Fund               Year    Years    Life of
                                                                                              Fund



Asset Manager: Income      4.77    %     8.06%   8.50%    9.61%   *          8.06%   50.35%   73.38%   *

Asset Manager              3.34    %     5.34%   10.66%   12.81%   **        5.34%   65.94%   224.25%   **

Asset Manager: Growth      3.69    %     5.33%   12.65%   14.85%   ***       5.33%   81.45%   154.80%   ***


* From October 1, 1992 (commencement of operations)
** From December 28, 1988 (commencement of operations)
*** From December 30, 1991 (commencement of operations)
Note: If FMR had not reimbursed certain fund expenses during these
periods,    each fund's     total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return
to the record of the    S&P 500    , the Dow Jones Industrial Average
(DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming
all distributions were reinvested.    Total returns are based on past
results and are not an indication of future performance.     Tax
consequences of different investments have not been factored into the figures below.
During the period from October 1, 1992 (commencement of operations) to
September 30, 199   8    , a hypothetical $10,000 investment in Asset
Manager: Income would have grown to $   17,338    .


                      A    SSET MANAGER: INCOME                             INDICES
Period Ended  Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
              Initial     Reinvested     Reinvested     Value                         Living**
              $10,000     Dividend       Capital Gain
              Investment  Distributions  Distributions







   1998       $ 12,450    $ 4,064        $ 824          $ 17,338  $ 28,119  $ 27,698  $ 11,599

1997          $ 12,360    $ 3,254        $ 431          $ 16,045  $ 25,786  $ 27,588  $ 11,408

1996          $ 11,630    $ 2,336        $ 89           $ 14,055  $ 18,360  $ 20,045  $ 11,168

1995          $ 11,460    $ 1,555        $ 87           $ 13,102  $ 15,258  $ 15,969  $ 10,842

1994          $ 10,690    $ 928          $ 82           $ 11,700  $ 11,759  $ 12,494  $ 10,573

1993*         $ 11,070    $ 462          $ 0            $ 11,532  $ 11,342  $ 11,248  $ 10,269


* From October 1, 1992 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Asset
Manager: Income on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   14,503    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   3,170     for
dividends and $   630     for capital gain distributions.
During the period from December 28, 1988 (commencement of operations)
to September 30, 199   8    , a hypothetical $10,000 investment in
Asset Manager would have grown to $   32,425    .


                               A    SSET MANAGER                               INDICES
Period Ended     Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
                 Initial     Reinvested     Reinvested     Value                         Living**
                 $10,000     Dividend       Capital Gain
                 Investment  Distributions  Distributions







1998             $ 18,240    $ 8,586        $ 5,599        $ 32,425  $ 47,918  $ 47,444  $    13,602

   1997          $ 19,010    $ 7,829        $ 3,943        $ 30,782  $ 43,943  $ 47,256  $ 13,378

   1996          $ 16,490    $ 5,801        $ 2,306        $ 24,597  $ 31,288  $ 34,335  $ 13,095

   1995          $ 15,470    $ 4,653        $ 2,163        $ 22,286  $ 26,001  $ 27,354  $ 12,714

   1994          $ 14,580    $ 3,870        $ 1,793        $ 20,243  $ 20,040  $ 21,402  $ 12,398

   1993          $ 14,970    $ 3,286        $ 1,284        $ 19,540  $ 19,327  $ 19,268  $ 12,041

   1992          $ 13,500    $ 1,898        $ 924          $ 16,322  $ 17,102  $ 17,219  $ 11,726

   1991          $ 13,020    $ 1,287        $ 287          $ 14,594  $ 15,399  $ 15,418  $ 11,386

   1990          $ 10,640    $ 371          $ 234          $ 11,245  $ 11,739  $ 12,100  $ 11,012

   1989*         $ 11,390    $ 0            $ 0            $ 11,390  $ 12,935  $ 12,784  $ 10,373


* From December 28, 1988 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Asset Manager on December 28, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   21,545    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   5,090     for dividends and $   3,390
for capital gain distributions.
During the period from December 30, 1991 (commencement of operations)
to September 30, 199   8    , a hypothetical $10,000 investment in
Asset Manager: Growth would have grown to $   25,480    .


                             ASSET MANAGER: GROWTH                             INDICES
   Period Ended  Value of    Value of       Value of       Total     S&P 500   DJIA      Cost of
                 Initial     Reinvested     Reinvested     Value                         Living**
                 $10,000     Dividend       Capital Gain
                 Investment  Distributions  Distributions







1998             $ 18,800    $ 2,023        $ 4,657        $ 25,480  $ 28,848  $ 29,126  $    11,885

   1997          $ 19,970    $ 1,615        $ 2,606        $ 24,191  $ 26,455  $ 29,011  $ 11,690

   1996          $ 16,560    $ 859          $ 967          $ 18,386  $ 18,836  $ 21,078  $ 11,443

1995             $ 14,880    $ 524          $ 869          $ 16,273  $ 15,653  $ 16,793  $ 11,1   10

   1994          $ 13,910    $ 272          $ 618          $ 14,800  $ 12,064  $ 13,139  $ 10,834

   1993          $ 13,770    $ 178          $ 95           $ 14,043  $ 11,636  $ 11,828  $ 10,522

   1992*         $ 11,160    $ 0            $ 0            $ 11,160  $ 10,296  $ 10,571  $ 10,247


* From December 30, 1991 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Asset
Manager: Growth on December 30, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   15,746    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   1,490     for
dividends and $   3,580     for capital gain distributions.
PERFORMANCE COMPARISONS.    A fund's performance may be compared to
the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
   From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The Asset Allocation Composite Indices are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix.
The weightings are rebalanced monthly.    For periods after
January 1, 1997, the Conservative Asset Allocation Composite Index represents Asset Manager: Income's three asset classes according to their respective weighting in the fund's neutral mix (30%
    short-term/money market; 50%        bonds; and 20% stocks), the
Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's
neutral mix (10%        short-term/money market; 40%        bonds; and
50% stocks) and the Aggressive Asset Allocation Composite Index represents Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5%
    short-term/money market; 25%        bonds; and 70% stocks). The
following indices are used to calculate the three asset allocation
composite indices: The    Lehman Brothers 3-Month Treasury Bill
    Index, representing the average of    Treasury     Bill rates for
each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year; and the S&P 500, a widely recognized,
unmanaged index of common stocks.    For period    s prior to January
1, 1997, the Conservative Asset Allocation Composite Index represented Asset Manager: Income's three asset classes according to their
respective weighting in the fund's neutral mix (50%        short-term
instruments; 30%        bonds; and 20% stocks) during that period of
time;    for periods     between June 1, 1992 and January 1, 1997, the
Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's
neutral mix (20%        short-term instruments; 40%        bonds; and
40% stocks) during that period of time; and for periods prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5%
    short-term instruments; 30%        bonds; and 65% stocks) during
that period of time. The following indices    are     used to
calculate the three asset allocation composite indices    during that
period of time:     the    Lehman Brothers 3-Month Treasury Bill
Index; the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all
long-term public obligations of the U.S. Treasury (bonds)   ;     and
the S&P 500.    For periods     prior to June 1, 1992, the Asset
Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral
mix (30%        money market instruments, 40%        bonds; and 30%
stocks) during that period of time. The following indices are used to
calculate the three asset allocation composite indices    during that
period of time    : the L   ehman Brothers 3-Month Treasury B    ill
Index; the Lehman Brothers Treasury Bond Index; and the S&P 500.
Each fund has the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the
indices used. T   he Lehman Brothers 3-Month Treasury Bill Index, the
Lehman Brothers Treasury Bond Index, the Lehman Brothers Aggregate Bond Index, the S&P 500, and the asset allocation composite indices include reinvestment of income or dividends, as appropriate, and are based on the prices of unmanaged groups of stocks, U.S. Treasury obligations, or other fixed-income obligations or stocks, as
appropriate.     Unlike each fund's returns, the indices do not
include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
   The following table represents the comparative indices' calendar year-to-year performance.

       Lehman Brothers    Lehman Brothers   Lehman Brothers    S&P 500
       3-Month Treasury   Aggregate         Treasury
       Bill Index         Bond Index        Bond Index

1997   5.52%              9.65%             9.57%              33.36%

1996   5.38%              3.63%             2.70%              22.96%

1995   6.09%              18.47%            18.35%             37.58%


Each of Asset Manager and Asset Manager: Growth may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
Asset Manager: Income may compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
charitable giving   .     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and
sales literature, articles from Fidelity Focus   (registered
trademark)    , a quarterly magazine provided free of charge to
Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility
seek to compare    a     fund's historical share price fluctuations or
total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents
   a     fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of September 30, 199   8    , FMR advised over $   32     billion
in municipal fund assets, $   115     billion in money market fund
assets, $   411     billion in equity fund assets, $   12     billion
in international fund assets, and $   27     billion in
Spartan   (registered trademark)     fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE,    EXCHANGE A    ND REDEMPTION INFORMATION
Each fund is open for business and its NAV is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has
designated the following holiday closings for 199   8    : New Year's
Day, Martin Luther King's Birthday   ,     Presidents' Day, Good
Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal
Reserve Wire System is closed, f   ederal funds wires cannot be
sent.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the
   SEC    . To the extent that portfolio securities are traded in
other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the    1940 Act,     each fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
   D    IVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to
the extent that    the     fund's income is derived from qualifying
dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain
U.S. Government    securities     may be exempt from state and local
taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase
(decrease) dividend distributions.    If a fund's distributions exceed
its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby
reducing each shareholder's cost basis in the fund.     Short-term
capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of     September 30   , 1998, the funds hereby designate
approximately $23,418,000 for Asset Manager: Income, $725,618,000 for Asset Manager, and $408,906,000 for Asset Manager: Growth,
respectively, as a     capital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to
foreign securities.    Because each fund does not currently anticipate
that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds,    if
any    , of    its trust     for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains.
Generally,    a     fund will elect to mark-to-market any PFIC shares.
Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity
Investments   (registered trademark)    , P.O. Box 9235, Boston,
Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
(1998    ), Fidelity Management & Research (U.K.) Inc., and Fidelity
Management & Research (Far East) Inc.
J. GARY BURKHEAD (5   7    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (6   6    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (6   6    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (5   5    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor. Mr. Gates    is a Director of LucasVarity
PLC     (automotive components and diesel engines), Charles Stark
Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products). Mr. Gates    also     is a Trustee of the Forum for
International Policy    and of the Endowment Association of the
College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (7   0    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of National Arts Stabilization    Inc.    ,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
(1998    ), a Member of the Public Oversight Board of the American
Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (5   5    ), Trustee, is Vice Chairman and Director of
FMR   .     Prior to May 31, 1990, he was a Director of FMR and
Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan   (registered
trademark)     Fund and FMR Growth Group Leader; and Managing Director
of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield
(1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (6   4    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (6   5    ), Trustee (1993), is Chairman of the
Board        of Lexmark International, Inc. (office machines, 1991).
Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is
a Director of M.A. Hanna Company (chemicals, 1993)    and     Imation
Corp. (imaging and information storage, 1997   ).
*ROBERT C. POZEN (5   2    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and
President and a Director of    Fidelity Investments Money Management,
Inc. (1998    ), Fidelity Management & Research (U.K.) Inc. (1997),
and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   70    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
   (1997)    , Vice President of Fidelity Real Estate High Income
   Fund     (1995) and Fidelity    Real     Estate High Income Fund II
(1996), and Senior Vice President of FMR (1993)   .
RICHARD C. HABERMANN (5   8    ), is Vice President of Asset Manager
(1996), Asset Manager: Growth (1996), Asset Manager: Income (1996), and other funds advised by FMR. He is also Senior Vice President of FMR (1993) and a managing director of Fidelity Investments. Prior to
his current responsibilities, Mr. Habermann        managed a variety
of Fidelity funds.
   BRADFORD F. LEWIS (43), is Vice President of Asset Manager: Growth
(1998), Asset Manager: Income (1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. Lewis managed a variety of Fidelity funds.
CHARLES S. MORRISON II (3   7    ), is Vice President of Asset Manager
(1997), Asset Manager: Growth (1997), Asset Manager: Income (1997)   ,
and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.
   THOMAS M. SPRAGUE (41), is Vice President of Asset Manager (1998) and other funds advised by FMR. Prior to his current responsibilities, Mr. Sprague managed a variety of Fidelity funds.
JOHN J. TODD (49), is Vice President of Asset Manager (1996), Asset
Manager: Growth (1996), Asset Manager: Income (1996)   ,     and other
funds advised by FMR. Prior to his current responsibilities, Mr.
Todd        managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (5   1    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (5   2    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (5   2    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended September 30, 199   8    ,
or calendar year ended December 31, 199   7    , as applicable.
   COMPENSATION TABLE


Trustees                       Aggregate       Aggregate                  Aggregate           Total
and                            Compensation    Compensation               Compensation        Compensation
Members of the Advisory Board  from            from                       from                from the
                               Asset Manager:     Asset ManagerB,C,E      Asset Manager:      Fund Complex*,A
                               IncomeB                                    GrowthB,   D,E

J. Gary Burkhead**             $ 0             $ 0                        $ 0                 $ 0

Ralph F. Cox                   $    251        $    4,393                 $    1,720          $ 214,500

Phyllis Burke Davis            $    249        $    4,363                 $    1,708          $ 210,000

Robert M. Gates                $    253        $    4,431                 $    1,735          $ 176,000

Edward C. Johnson 3d**         $ 0             $ 0                        $ 0                 $ 0

E. Bradley Jones               $    251        $    4,393                 $    1,720          $ 211,500

Donald J. Kirk                 $    254        $    4,451                 $    1,743          $ 211,500

Peter S. Lynch**               $ 0             $ 0                        $ 0                 $ 0

William O. McCoy               $    253        $    4,431                 $    1,735          $ 214,500

Gerald C. McDonough            $    312        $    5,470                 $    2,142          $ 264,500

Marvin L. Mann                 $    249        $    4,360                 $    1,708          $ 214,500

Robert C. Pozen**              $ 0             $ 0                        $ 0                 $ 0

Thomas R. Williams             $    253        $    4,422                 $    1,732          $ 214,500


* Information is for the calendar year ended December 31, 1997 for
23   0     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B    Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of
Trustee    s.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   2,043; Phyllis Burke Davis,
$2,043; Robert M. Gates, $2,043; E. Bradley Jones, $2,043; Donald J. Kirk, $2,043; William O. McCoy, $2,043; Gerald C. McDonough, $2,383; Marvin L. Mann, $2,043; and Thomas R. Williams, $2,043.
D The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   800; Phyllis Burke Davis,
$800; Robert M. Gates, $800; E. Bradley Jones, $800; Donald J. Kirk, $800; William O. McCoy, $800; Gerald C. McDonough, $933; Marvin L. Mann, $800; and Thomas R. Williams, $800.
   E Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Asset Manager: Ralph F. Cox, $1,735; Marvin L. Mann, $1,735; William O. McCoy, $1,287; Thomas R. Williams, $1,735. Asset Manager:
Growth: Ralph F. Cox, $679; Marvin L. Mann, $679; William O. McCoy, $510; Thomas R. Williams, $679.
   U    nder a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting     and are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   A    s of September 30, 1998, the Trustees, Members of the Advisory
Board, and officers of    each     fund owned, in the aggregate, less
than    1    % of each fund's total outstanding shares.
MANAGEMENT CONTRACTS
   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES.        Under the terms of its management contract
with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   The following is the fee schedule for Asset Manager: Income.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200          125          .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

   T    he following is the fee schedule for each of Asset Manager and
Asset Manager: Growth.
GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets            Rate       Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850          125          .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

   T    he group fee rate is calculated on a cumulative basis pursuant
to the graduated fee rate schedule   s     shown above on the left.
The schedule   s     above on the right show the effective annual
group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example,
the effective annual fee rate at $   591     billion of group net
assets - the approximate level for September 1998 - was    0.1353    %
for Asset Manager: Income, and    0.2911    % for Asset Manager and
Asset Manager: Growth, which is the weighted average of the respective
fee rates for each level of group net assets up to $   591
billion.
   The individual fund fee rates for Asset Manager: Income, Asset
Manager, and Asset Manager: Growth are 0.30%, 0.25%, and 0.30    %,
respectively. Based on the average group net assets of the funds advised by FMR for September 1998, each fund's annual management fee rate would be calculated as follows:

                       Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Asset Manager: Income  0.   1353    %  +    0.30%                     =    0.   4353    %

Asset Manager          0.   2911    %  +    0.25%                     =    0.   5411    %

Asset Manager: Growth  0.   2911    %  +    0.30%                     =    0.   5911    %




One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.
Fund                   Fiscal Years Ended   Management Fees
                       September 30         Paid to FMR

Asset Manager: Income  1998                 $    3,113,000

                       1997                 $ 2,672,000

                       1996   (dagger)      $ 2,838,000

Asset Manager          1998                 $    66,671,000

                       1997                 $ 61,215,000

                       1996   (dagger)      $ 74,474,000

Asset Manager: Growth  1998                 $    28,667,000

                       1997                 $ 22,505,000

                       1996   (dagger)      $ 20,435,000

   (dagger) On August 1, 1996, FMR reduced the individual fund fee rates paid by Asset Manager: Income, Asset Manager, and Asset Manager:
Growth from 0.35%, 0.40%, and 0.40% to 0.30%, 0.25%, and 0.30%, respectively.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses),    which is subject to
revision or termination    . FMR retains the ability to be repaid for
these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of    each fund    , FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far East   .
Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and
FMR Far East a fee equal to    50    % of its monthly management fee
rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.

Fiscal Year Ended  FMR U.K       .   FMR Far East
September 30

Asset Manager: Income

1998               $    53,000       $    50,000

1997               $ 58,   000       $ 54,   000

1996               $ 19,000          $ 19,000

Asset Manager

1998               $    496,000      $    472,000

1997               $ 64   2,000      $ 59   2,000

1996               $ 888,000         $ 917,000

Asset Manager: Growth

1998               $    145,000      $    138,000

1997               $ 241,   000      $ 22   3,000

1996               $ 397,000         $ 413,000


F   or discretionary investment management and execution of portfolio
transactions,     no fees were paid to the sub-advisers by FMR on
behalf of the funds for the past three fiscal years.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of
   each     fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act
(the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The
Plans, as approved by the Trustees,    allow     the funds and FMR to
incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of Trustees ha   s a    uthorized such
payments for    Asset Manager: Income, Asset Manager, and Asset
Manager: Growth.
FMR made no payments either directly or through FDC to third parties
for the fiscal year ended 199   8    .
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
   T    he Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee
and an asset-based fee each    paid monthly with respect to each
account in a fund. For retail accounts and certain institutional
accounts, these fees are     based on account size and fund type. For
certain institutional retirement accounts,    these fees are based on
fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for
non-omnibus accounts, fund type. The     account fees are subject to
increase based on postage rate changes.
For Asset Manager and Asset Manager: Growth, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts in a    qualified state
tuition program (QSTP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate and     each
Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate,
according to the percentage of the    QSTP's or     Freedom Fund's
assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400% for Asset Manager: Income and .0600% for Asset Manager and Asset Manager: Growth of the first $500 million of average net assets and .0200% for Asset Manager: Income and .0300% for Asset Manager and Asset Manager: Growth of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
   Fund                   1998              1997       1996

Asset Manager: Income  $    244,000      $ 236,000  $ 219,000

Asset Manager          $    989,00    0  $ 940,000  $ 878,000

Asset Manager: Growth  $    864,000      $ 832,000  $ 805,000

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended September 30, 1998, 1997, and 1996, Asset Manager: Income and Asset Manager: Growth paid no securities lending fees.
   For the fiscal years ended September 30, 1998, 1997, and 1996, Asset Manager paid securities lending fees of $24,000, $23,000, and $43,000, respectively.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Asset Manager: Income, Fidelity Asset Manager, and Fidelity Asset Manager: Growth are funds of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are six funds of the trust: Fidelity Asset Manager:
Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth,
Fidelity Short-Intermediate Government Fund   ,     Spartan Investment
Grade Bond Fund, and Spartan Short-Term Bond Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying
name   s     "Fidelity"    and "Spartan"     may be withdrawn. There
is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to its custodian. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP    , 160 Federal Street,
Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the
fiscal year ended September 30, 199   8    , and reports of the
auditor, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a
mid-range ranking; and the modifier 3 indicates that the issu   e
    ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
   FIDELITY ASSET MANAGER, FIDELITY, FIDELITY FOCUS, SPARTAN, FIDELITY INVESTMENTS AND MAGELLAN ARE REGISTERED TRADEMARKS OF FMR CORP.
   ASSET MANAGER: INCOME, ASSET MANAGER, AND ASSET MANAGER: GROWTH ARE SERVICE MARKS OF FMR CORP.
   THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

FIDELITY CHARLES STREET TRUST:
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND

CROSS REFERENCE SHEET
Form N-1A Item Number
Part A         Prospectus Caption
1              Cover Page
2 a            Expenses
  b,c          Contents; Who May Want to Invest
3 a,b          Financial Highlights
  c,d          Performance
4 a(i)         Charter
  a(ii)        Investment Principles and Risks;
               Securities and Investment Practices;
               Fundamental Investment Policies and Restrictions
  b            Securities and Investment Practices
  c            Who May Want to Invest; Investment Principles and
               Risks; Securities and Investment Practices
5 a            Charter
  b(i)         Cover Page; FMR and Its Affiliates
  b(ii)        FMR and Its Affiliates; Breakdown of Expenses
  b(iii)       Expenses; Breakdown of Expenses
  c            FMR and Its Affiliates
  d            Cover Page; Charter; Breakdown of Expenses;
               FMR and Its Affiliates
  e            FMR and Its Affiliates; Breakdown of Expenses
  f            Expenses
  g(i)         Charter
  g(ii)        *
5A             Performance
6 a(i)         Charter
  a(ii)        How to Buy Shares; How to Sell Shares;
               Investor Services; Transaction Details;
               Exchange Restrictions
  a(iii),b     *
  c            How to Buy Shares; Exchange Restrictions
  d            *
  e            Cover Page; Types of Accounts; How to Buy Shares;
               How to Sell Shares; Investor Services; Transaction
               Details
  f,g          Dividends, Capital Gains, and Taxes
  h            *
7 a            Cover Page; FMR and Its Affiliates
  b,c          How to Buy Shares; Transaction Details
  d            How to Buy Shares
  e            Breakdown of Expenses
  f            Expenses; Breakdown of Expenses
8              How to Sell Shares; Investor Services; Transaction
               Details; Exchange Restrictions
9              *

* Not applicable
FIDELITY CHARLES STREET TRUST:
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND

CROSS REFERENCE SHEET

Form N-1A Item Number
Part B       Statement of Additional Information Caption
10a,b        Cover Page
11           Cover Page
12           Description of the Trusts
13a,b,c      Investment Policies and Limitations
  d          Portfolio Transactions
14a,b,c      Trustees and Officers
15a,b        Description of the Trusts
  c          Trustees and Officers
16a(i)       FMR
  a(ii)      Trustees and Officers
  a(iii),b,c Management Contracts
  d,e        *
  f          Distribution and Service Plans
  g          *
  h          Description of the Trusts
  i          Contracts with FMR Affiliates
17a,b,c      Portfolio Transactions
  d,e        *
18a          Description of the Trusts
  b          *
19a          Additional Purchase and Redemption Information
  b          Valuation of Portfolio Securities
  c          *
20           Distributions and Taxes
21a(i,ii)    Contracts with FMR Affiliates
  a(iii),b,c *
22a,b        Performance
23           Financial statements for the period ended
             September 30, 1998 are incorporated herein by reference.
* Not applicable

FIDELITY
SHORT-INTERMEDIATE
GOVERNMENT
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing,
or a copy of the Statement of Additional    Information (SAI)
dat    ed November 24, 1998. The SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference
(legally forms a part of the prospectus). For a free    copy of
eithe    r document, call Fidelity(registered trademark) at
1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
   FSG    -pro-   1198

   1.537651.101

(fund number 464, trading symbol FLMGX)
The fund invests in U.S. Government securities. The fund seeks high current income with preservation of capital.
PROSPECTUS
   NOVEMBER 24, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
   CONTENTS


KEY FACTS           4   THE FUND AT A GLANCE

                    4   WHO MAY WANT TO INVEST

                    6   EXPENSES The fund's yearly operating
                        expenses.

                    7   FINANCIAL HIGHLIGHTS A summary of the
                        fund's financial data.

                    8   PERFORMANCE How the fund has done
                        over time.

THE FUND IN DETAIL  9   CHARTER How the fund is organized.

                    9   INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    11  BREAKDOWN OF EXPENSES How
                        operating costs are calculated and what
                        they include.

YOUR ACCOUNT        12  DOING BUSINESS WITH FIDELITY

                    12  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                        tax-advantaged retirement plans.

                    13  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    15  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    17  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     18  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    19  TRANSACTION DETAILS Share price
                        calculations and the timing of purchases and redemptions.

                    20  EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income with preservation of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining an
average maturity    of two to five years. FMR uses the Lehman Brothers
1-5 Year U.S. Government Bond Index as a guide in structuring th    e
fund and selecting its investments.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager.
   Beginning January 1, 1999, Fidelity Investments Money Management,
Inc. (FIMM), a subsidiary of FMR, will choose investment    s for the
fund.
       SIZE:    As of     September 30   , 1998, the fund had over
$133 million in assets.
WHO MAY WANT TO INVEST
       PROPOSED REORGANIZATION.    The Board of Trustees of Fidelity
Short-Intermediate Government Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government
Fund), a Fund of Fidelity Income Fund.
   The Agreement provides for the transfer of all of the assets and assumption of all of the liabilities of Fidelity Short-Intermediate Government Fund solely in exchange for the number of shares of Fidelity Intermediate Government Income Fund equal in value to the relative net asset value of the outstanding shares of Fidelity Short-Intermediate Government Fund. Following such exchange, Fidelity Short-Intermediate Government Fund will distribute to Fidelity Intermediate Government Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of Fidelity Short-Intermediate Government Fund will be held on April 14, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting Fidelity Short-Intermediate Government Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Intermediate Government Income Fund.
   If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about April 29, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved as soon as practicable thereafter.
   In the event Fidelity Short-Intermediate Government Fund shareholders fail to approve the Agreement, Fidelity Short-Intermediate Government Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Short-Intermediate Government Fund.
   Effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The fund may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By
itself, the fund does not constitute a bal   anc    ed investment
plan.
THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SHORT-INTERMEDIATE
GOVERNMENT IS IN THE INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases             None
and reinvested distributions

Deferred sales charge on redemptions  None

Annual account maintenance fee        $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.
Management fee                      0.44    %

12b-1 fee                       None

Other Expenses                      0.34    %

Total fund operating expenses       0.78    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $ 8

3 years   $ 25

5 years   $ 43

10 years  $ 97

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR, YOU
MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



   SELECTED PER-SHARE DATA
Years ended September 30          1998       1997       1996       1995       1994       1993       1992       1991D

Net asset value, beginning of     $ 9.370    $ 9.320    $ 9.490    $ 9.290    $ 9.960    $ 10.140   $ 10.010   $ 10.000
period

Income from Investment             .591F      .603F      .599       .648       .533       .722      .694       .027
Operations
 Net investment income

Net realized and                 .119       .022       (.167)     .174       (.648)     (.209)     .096       .010
 unrealized gain (loss)

 Total from investment             .710       .625       .432       .822       (.115)     .513       .790       .037
operations

Less Distributions                (.560)     (.575)     (.602)     (.622)     (.555)     (.623)     (.650)     (.027)
 From net investment income

 From net realized gain            --         --         --         --         --         (.070)     (.010)     --

 Total distributions               (.560)     (.575)     (.602)     (.622)     (.555)     (.693)     (.660)    (.027)

Net asset value, end of period    $ 9.520    $ 9.370    $ 9.320    $ 9.490    $ 9.290    $ 9.960    $ 10.140   $ 10.010

Total returnB,C                   7.82%      6.90%      4.67%      9.15%      (1.18)%    5.26%      8.13%      .37%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period         $ 133,109  $ 120,138  $ 123,044  $ 140,471  $ 132,466  $ 168,292  $ 172,863  $ 1,339
(000 omitted)

Ratio of expenses to              .78%       .81%       .79%       .82%       .95%       .61%,E     .28%,E     .65%A,E
average net assets

Ratio of net investment income    6.29%      6.45%      6.54%      6.67%      6.80%      7.19%      7.91%      5.67%A
to average net assets

Portfolio turnover rate           253%       126%       188%       266%       184%       348%       419%       --




   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
   D FOR THE PERIOD SEPTEMBER 13, 1991 (COMMENCEMENT OF OPERATIONS) TO
SEPTEMBER 30, 1991.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
   F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page  presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended                           Past 1   Past 5   Life of
September 30, 1998                             year     years    fund A

SHORT-INTERMEDIATE                              7.82%    5.41%    5.78%
GOVERNMENT

Lehman Bros.1-5 Year U.S. Govt. Bond Index      9.12%    6.14%   n/a

Lipper Sht.-Int. U.S. Govt.        Funds Avg.   8.25%    5.31%   n/a

CUMULATIVE TOTAL RETURNS
Fiscal periods ended                         Past 1   Past 5    Life of
September 30, 1998                           year     years     fund A

SHORT-INTERMEDIATE                            7.82%    30.12%    48.67%
GOVERNMENT

Lehman Bros.1-5 Year U.S. Govt. Bond Index    9.12%    34.72%   n/a

Lipper Sht.-Int. U.S. Govt. Funds Avg.        8.25%    29.67%    n/a

A FROM SEPTEMBER 13, 1991 (COMMENCEMENT OF OPERATIONS)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated
period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
UNDERSTANDING
PERFORMANCE
Because this fund invests in
fixed-income securities, its
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than
long-term bond funds. For
that reason, long-term
bond funds typically offer
higher yields and carry
more risk than short-term
bond funds.
(checkmark)
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to
shareholders.
   LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX is a market capitalization-weighted index of government and fixed-rate debt issues with maturities between one and five years.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years     1992 1993 1994 1995 1996 1997
SHORT-INTERMEDIATE GOVERNMENT    4.71% 5.28% -1.38% 11.86% 4.06% 6.61%
   Lehman Bros. 1-5 Year U.S. Govt. Bond Index        6.71% 6.88%
-0.77% 12.66% 4.60% 7.11%
Lipper Sht.-Int. U.S. Govt. Funds Avg.     5.96% 6.96% -2.26% 12.46%
3.52% 6.72%
Consumer Price Index        2.90    %    2.75    %    2.67    %
   2.54    %    3.32    %    1.70    %
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 4.71
Row: 6, Col: 1, Value: 5.28
Row: 7, Col: 1, Value: -1.38
Row: 8, Col: 1, Value: 11.86
Row: 9, Col: 1, Value: 4.06
Row: 10, Col: 1, Value: 6.61
(LARGE SOLID BOX) Short-Intermediate
Government
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Short-Intermediate U.S.
Government Funds Average. As of Sep   tember 30, 199    8, the average
reflected the performance of    101     mutual funds with similar
investment objectives. This average, published by Lipper Analytical
Services, Inc., excludes the effect of sales loads.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SHORT-INTERMEDIATE GOVERNMENT IS A MUTUAL FUND:    an investment that
pools shareholders' money and invests it toward a specified goal. The
fund is a diversified fund of Fidelity Charles Street Trust    ,    an
open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
       Beginning January 1, 1999, FIMM, lo   cated in Merrimack, New
Hampshire, will have primary responsibility for providing investment
management services for the fund    .
   Curtis Hollingsworth is Vice President and manager of
Short-Intermediate Government Fund, which he has managed since
September 1991. He also manages several other Fidelity funds. Mr.
Hollingsworth joined Fidelity in 1983.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent com   pany     of FMR and FIMM.
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940
(the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940
Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
 BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
   The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
FIDELITY'S APPROACH TO BOND FUNDS.    In managing bond funds, FMR
selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a
guide in structuring the fund and     selecting its investments.
   FMR allocates assets among different market sectors (for example,
U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return
within the    unive    rse of securities in which the fund    may
i    nvest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
The fund seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments
related to U.S. Government securities under normal conditions.    The
benchmark index for the fund is the Lehman Brothers 1-5 Year U.S.
Government Bond Index, a market capitalization-weighted index of government and fixed-rate debt issues with maturities between one and five years. FMR manages the fund to have similar overall interest rate risk to the index. As of September 30, 1998 the dollar-weighted average maturity of the fund and the index was approximately 3.4 and
2.7 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government
securities.    FMR nor    mally invests at least 65% of the fund's
total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S.
Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will
work as FMR in   te    nds. When you sell your shares of the fund,
they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to
shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S.
Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are
supported only by the credit of the entity that issued them.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
   RESTR    ICTION: The fund does not currently intend to invest more
than 40% of its assets in mortgage securities.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped
securities may be more vola   tile,     and the value of certain types
of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal
Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange
con   tracts     or swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return
characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price.
Difficulty in selling securities may result in a loss or may be costly to the fund.
       RESTRICTIONS:    The fund may not invest more than 10% of its
assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
   OTHER INSTRUMENTS may include real esta    te related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
BORROWING. The fund may borrow from banks or from other funds advised
by    FMR or its affilia    tes, or through reverse repurchase
agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
 LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend
money to other funds advised by FMR or    its affiliate    s.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks as high a level of current income as is consistent with preservation of capital.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee
is calculated by adding a group fee rate to    an individual fund fee
rate, dividing by twelve, and multiplying the result by the fund's
average net assets throughout the mo    nth.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
   For Sept    ember 1998, the group fee was    0.1353    %. The
individual fund fee rate is 0.30%.
   Beginning January 1, 1999, FIMM will     have primary
responsibility for    m    anaging the fund's investments. FMR will
pay FIMM 50% of its management fee (before expense reimbursements) for
FIMM's services.
The total management fee rate for the    fiscal year ended September
30, 1998 was 0.44% of th    e funds average net assets.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended September    19    98, the fund paid
transfer agency and pricing and bookkeeping fees equal to 0.   27    %
of its average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the
compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    has authoriz    ed such payments.
The fund's portfolio turnover rate for    the fisc    al year ended
September 1998 was    253    %. This rate varies from year to year.
High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in pro   viding tax-a    dvantaged retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a
year, through a network of telephone    service centers around the
country and Fide    lity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75 walk-in I    nvestor Centers across the country.
If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
   funds: over 223
(solid bullet) Assets in Fidelity mutual
   funds: over $572 bil    lion
(solid bullet) Number of shareholder
   accounts: over 38 mil    lion
(solid bullet) Number of investment
analysts and portfolio
managers:    over 260
(checkmark)
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your
program materials, contact your employer, call your retire   ment
benefits number, visit Fidelity's W    eb site at www.fidelity.com, or
contact Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS)    allow individuals under age 70 with compensation to
contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for
Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet)    ROLLOVER IRAS     help retain special tax advantages
for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax
(tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet)     KEOGH PLANS    are generally profit sharing or
money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of
501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your
invest   ment is recei    ved in proper form. The fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in
person or by wire as described on page        . If there is no
application accompanying this pro   spectus, call 1-800-544-8888 or
visit Fidelity's Web site at www.fidelity.com for an applic    ation.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
   IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special
application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888 or    visit Fidelity's Web site at
www.fideli    ty.com for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For cert    ain Fidelity retirement accountsA  $500
TO ADD TO AN ACCOUNT  $250
   Through regul    ar investment plans B $100
MINIMUM BALANCE $2,000
   For certain Fid    elity retirement accountsA $500
A    THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNT    S.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE .
   There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory
ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.



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                                           TO OPEN                                   TO ADD TO AN ACCOUNT
                                           AN
                                           ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC)       (SMALL SOLID BULLET) EXCHANGE FROM        (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                                                                                     ACCOUNT WITH THE SAME REGISTRATION,
                                           ANOTHER FIDELITY                          INCLUDING NAME, ADDRESS, AND
                                                                                     TAXPAYER ID NUMBER.
                                           FUND ACCOUNT         (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                                     FROM YOUR BANK ACCOUNT. CALL BEFORE
                                           WITH THE SAME                             YOUR FIRST USE TO VERIFY THAT THIS
                                                                                     SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                           REGISTRATION,                             MAXIMUM MONEY LINE: UP TO $100,000.
                                           INCLUDING NAME,
                                           ADDRESS, AND
                                           TAXPAYER ID
                                           NUMBER.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)    (SMALL SOLID BULLET) COMPLETE AND         (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                                                                                     ACCOUNT WITH THE SAME REGISTRATION,
                                           SIGN THE                                  INCLUDING NAME, ADDRESS, AND TAXPAYER
                                                                                     ID NUMBER.
                                           APPLICATION.         (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                                     FROM YOUR BANK ACCOUNT. VISIT
                                           MAKE YOUR CHECK                           FIDELITY'S WEB SITE BEFORE YOUR
                                                                                     FIRST USE TO VERIFY THAT THIS
                                                                                     SERVICE IS IN
                                           PAYABLE TO THE                            PLACE ON YOUR ACCOUNT. MAXIMUM
                                                                                     MONEY LINE: UP TO $100,000.
                                           COMPLETE NAME
                                           OF THE FUND. MAIL
                                           TO THE ADDRESS
                                           INDICATED ON THE
                                           APPLICATION.

MAIL
(MAIL_GRAPHIC)        (SMALL SOLID BULLET) COMPLETE AND         (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
                                                                                     COMPLETE NAME OF THE FUND. INDICATE
                                            SIGN THE                                 YOUR FUND ACCOUNT NUMBER ON YOUR CHECK
                                                                                     AND MAIL TO THE ADDRESS PRINTED
                                            APPLICATION.                             ON YOUR ACCOUNT STATEMENT.
                                            MAKE YOUR           (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666
                                                                                     FOR INSTRUCTIONS.
                                            CHECK PAYABLE TO
                                            THE COMPLETE
                                            NAME OF THE
                                            FUND. MAIL TO THE
                                            ADDRESS INDICATED
                                            ON THE
                                            APPLICATION.

IN PERSON
(HAND_GRAPHIC)         (SMALL SOLID BULLET) BRING YOUR          (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY
                                                                                     INVESTOR CENTER. CALL 1-800-544-9797
                                                                                     FOR THE
                                            APPLICATION AND                          CENTER NEAREST YOU.
                                            CHECK TO A
                                            FIDELITY INVESTOR
                                            CENTER. CALL
                                            1-800-544-97
                                            97 FOR THE
                                            CENTER NEAREST
                                            YOU.

WIRE
(WIRE_GRAPHIC)         (SMALL SOLID BULLET)        CALL        (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                                            1-800-544-77       (SMALL SOLID BULLET) WIRE TO:
                                            77 TO SET UP                            BANKERS TRUST COMPANY,
                                            YOUR ACCOUNT                            BANK ROUTING #021001033,
                                            AND TO ARRANGE                          ACCOUNT #00163053.
                                            A WIRE                                  SPECIFY THE COMPLETE NAME OF THE FUND
                                                                                    AND INCLUDE YOUR ACCOUNT NUMBER
                                            TRANSACTION. NOT                        AND YOUR NAME.
                                            AVAILABLE FOR
                                            RETIREMENT
                                            ACCOUNTS.
                       (SMALL SOLID BULLET) WIRE WITHIN 24
                                            HOURS TO:
                                            BANKERS TRUST
                                            COMPANY,
                                            BANK ROUTING
                                            #021001033,
                                            ACCOUNT
                                            #00163053.
                                            SPECIFY THE
                                            COMPLETE NAME
                                            OF THE FUND AND
                                            INCLUDE YOUR
                                            NEW ACCOUNT
                                            NUMBER AND
                                            YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)    (SMALL SOLID BULLET) NOT AVAILABLE  .   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                                    BUILDER. SIGN UP FOR THIS SERVICE
                                                                                    WHEN
                                                                                    OPENING YOUR ACCOUNT,    VISIT
                                                                                    FIDELITY'S WEB SITE AT
                                                                                    WWW.FIDELITY.COM TO
                                                                                    OBTAIN THE FORM TO ADD THE
                                                                                    SERVICE, OR CALL 1-800-544-6666
                                                                                    TO ADD THE SERVICE.

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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received in    prop    er form. The fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing, or    through F    idelity's
Web site. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.


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                                                ACCOUNT TYPE        SPECIAL REQUIREMENTS
PHONE 1-800-544-7777 (PHONE_GRAPHIC)            ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MAXIMUM CHECK
                                                EXCEPT RETIREMENT   REQUEST: $100,000.
                                                                    (SMALL SOLID BULLET) FOR MONEY LINE
                                                ALL ACCOUNT TYPES   TRANSFERS TO YOUR
                                                                    BANK ACCOUNT;
                                                                    MINIMUM: $10;
                                                                    MAXIMUM: UP TO
                                                                    $100,000.
                                                                    (SMALL SOLID BULLET) YOU MAY EXCHANGE
                                                                    TO OTHER FIDELITY
                                                                    FUNDS IF BOTH
                                                                    ACCOUNTS ARE
                                                                    REGISTERED WITH THE
                                                                    SAME NAME(S),
                                                                    ADDRESS, AND
                                                                    TAXPAYER ID NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)  INDIVIDUAL, JOINT   (SMALL SOLID BULLET) THE LETTER OF
                                                TENANT,             INSTRUCTION MUST BE
                                                SOLE PROPRIETORSHI  SIGNED BY ALL PERSONS
                                                P, UGMA, UTMA       REQUIRED TO SIGN FOR
                                                RETIREMENT          TRANSACTIONS, EXACTLY
                                                ACCOUNT             AS THEIR NAMES
                                                                    APPEAR ON THE
                                                                    ACCOUNT.
                                                TRUST               (SMALL SOLID BULLET) THE ACCOUNT OWNER
                                                                    SHOULD COMPLETE A
                                                                    RETIREMENT
                                                                    DISTRIBUTION FORM.
                                                BUSINESS OR         CALL
                                                ORGANIZATION        1-800-544-6666 TO
                                                                    REQUEST ONE.
                                                                    (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN
                                                                    THE LETTER INDICATING
                                                                    CAPACITY AS TRUSTEE. IF
                                                EXECUTOR,           THE TRUSTEE'S NAME IS
                                                ADMINISTRATOR,      NOT IN THE ACCOUNT
                                                CONSERVATOR,        REGISTRATION, PROVIDE A
                                                GUARDIAN            COPY OF THE TRUST
                                                                    DOCUMENT CERTIFIED
                                                                    WITHIN THE LAST 60
                                                                    DAYS.
                                                                    (SMALL SOLID BULLET) AT LEAST ONE PERSON
                                                                    AUTHORIZED BY
                                                                    CORPORATE RESOLUTION
                                                                    TO ACT ON THE ACCOUNT
                                                                    MUST SIGN THE LETTER.
                                                                    (SMALL SOLID BULLET) INCLUDE A CORPORATE
                                                                    RESOLUTION WITH
                                                                    CORPORATE SEAL OR A
                                                                    SIGNATURE GUARANTEE.
                                                                    (SMALL SOLID BULLET) CALL
                                                                    1-800-544-6666 FOR
                                                                    INSTRUCTIONS.

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WIRE (WIRE_GRAPHIC)  ALL ACCOUNT TYPES   (SMALL SOLID BULLET) YOU MUST SIGN UP FOR
                     EXCEPT RETIREMENT   THE WIRE FEATURE
                                         BEFORE USING IT. TO
                                         VERIFY THAT IT IS IN
                                         PLACE, CALL
                                         1-800-544-6666.
                                         MINIMUM WIRE:
                                         $5,000.
                                         (SMALL SOLID BULLET) YOUR WIRE REDEMPTION
                                         REQUEST MUST BE
                                         RECEIVED    IN PROPER
                                            FORM     BY FIDELITY
                                         BEFORE 4:00 P.M.
                                         EASTERN TIME FOR
                                         MONEY TO BE WIRED
                                         ON THE NEXT BUSINESS
                                         DAY.

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CHECK (CHECK_GRAPHIC)  ALL ACCOUNT TYPES   (SMALL SOLID BULLET) MINIMUM CHECK:
                                           $500.
                                           (SMALL SOLID BULLET) ALL ACCOUNT OWNERS
                                           MUST SIGN A
                                           SIGNATURE CARD TO
                                           RECEIVE A CHECKBOOK.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESS(REGISTERED TRADEMARK)
1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
 AUTOMATED SERVICE
(CHECKMARK)
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)


(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writ   ing, or t    hrough
Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or
revoked, see page        .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
   FIDELITY MONEY LINE     enables you to transfer money by phone
between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call    1-800-544-6666 or visit Fidelity's Web
site at www.fidelity.com for more info    rmation.
REGULAR INVESTMENT PLANS

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   FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY             SETTING UP OR CHANGING

$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                               APPLICATION.
                               (SMALL SOLID BULLET)    FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 OR VISIT FIDELITY'S
                                WEB
                                  SITE A    T WWW.FIDELITY.COM FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                               SCHEDULED INVESTMENT DATE.



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DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE
                            FUND APPLICATION, OR CALL
                              1-800-544-6666 OR VISIT FIDELITY'S WEB SITE AT
                            WWW.FIDELITY.CO    M
                            FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW
                            AUTHORIZATION FORM.



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
FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
       If you select distribution option 2 or 3    and the U.S. Postal
Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, c    all Fidelity at 1-800-544-6666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a    tax-advant    aged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your    investment is received in
prope    r form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet)    Shares begin to ear    n dividends on the
first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received i    n proper
form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday
   continue to ear    n dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
   Fidelity Portfolio Advisory Services is a service mark of FMR
Corp.
   The third party marks appearing above are the marks of their respective owners.



This prospectus is printed on recycled paper using soy-based inks. FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF FIDELITY CHARLES STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
       November 24, 1998
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction    with     the fund's current
Prospectus (dated November 24, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document
supplied with this SAI. To obtain a free    additional cop    y of the
Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       27

Portfolio Transactions                                    31

Valuation                                                 31

Performance                                               32

Additional Purchase, Exchange and Redemption Information  34

Distributions and Taxes                                   34

FMR                                                       35

Trustees and Officers                                     35

Management Contract                                       37

Distribution and Service Plan                             39

Contracts with FMR Affiliates                             39

Description of the Trust                                  39

Financial Statements                                      40

Appendix                                                  40

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
       FSG   -ptb-    1198
   1.538321.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be
changed without approval by a "majority of the out   stand    ing
voting securities" (as defined in the Investment Company Act of 1940
(the 1940 Act) of the fund. However, except for    the fun    damental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
   THE FOLLO    WING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS
SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental objectives, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase
   ag    reements are treated as borrowings for purposes of
fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of
related risks. FMR may not buy all of these     instruments or use all
of these techniques unless it believes that doing so will help the fund achieve its goal.
   AFFILIATED BANK TRANSACTIONS.     A fund may engage in transactions
with financial institutions that are, or may be considered to    be,
"affiliated     persons" of the fund under the 1940 Act. These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
   DELAYED-DELIVERY TRANSACTIONS.     Securities may be bought and
sold on a delayed-delivery or when-issued basis. These trans   actions
invo    lve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities
is n    ot required until the delivery date, these risks are in
addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery
purchases are outstanding, the delayed-delivery purchases    may
result in a fo    rm of leverage. When delayed-delivery purchases are
outstanding, a fund will set aside appropriate liquid assets    in a
segre    gated custodial account to cover the purchase obligations.
When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the
security. If the other party to a delayed-delivery transac   tion
fails to     deliver or pay for the securities, a fund could miss a
favorable price or yield opportunity or suffer a loss.
A fund may r   enegotiate a delayed delivery transaction and may sell
the underlying securities before delivery, which may result in capital
gains or los    ses for the fund.
FUTURES AND OPTIONS. The follow   ing paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts,
Futures Margin Payments, Limitations on Futures    and Options
    Transactions, Liquidity of Options and Futures Contracts, Options and Futures relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Th   e fund will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the
guidelines so re    quire, will set aside appropriate liquid assets in
a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS inv   olve purchasing and writing options in
combination with each other, or in combination with futures or forward
contracts, to adjust t    he risk and return characteristics of the
overall position. For example, purchasing a put option and    writing
a cal    l option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would
involve writing a call option at one strike price    and buyi    ng a
call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. CORRELATION OF PRICE CHANGES. Because there are a limited number of
types of exchange-traded options and futures contracts,    it is
lik    ely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different
issuers, maturities, or other characteristics from the secu   rities
in wh    ich the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their
underlying instruments, even if the underlying instruments    match a
fun    d's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and
futures and securities are traded, or    from imp    osition of daily
price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to
attempt to compensate for differences    in volatility betwee    n the
contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In    purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The
price at which the purc    hase and sale will take place is fixed when
the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of
   secur    ities prices. Futures can be held until their delivery
dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying
instrume    nt, much as if it had purchased the underlying instrument
directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments
do not constitute purchasing    securities on margin for purposes of a
fund's investment limitations. In the event of the bankruptcy of an
FCM that holds margin on behal    f of a fund, the fund may be
entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or
exercise of purchased futures contracts and written put    options
would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not
liquid because of price fluctua   tion limits or otherwise, it could
prevent prompt liquidation of unfavorable position    s, and
potentially could require a fund to continue t   o hold a posi    tion
until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options
(options not traded on exchanges) generally are    established
through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By    purchasing a put option, the
purchaser obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed     strike price. In return
for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of
underlying instruments, including specific securities, in   dices of
securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will
lose the entire premium. If the option is exercised, th    e purchaser
completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to    the amou    nt of the premium, plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
       WRITING PUT AND CALL OPTIONS. T   he writer of a put or call
option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to
make margin payments to an FC    M as described above for futures
contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
   Writing a cal    l option obligates the writer to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed
of in the ordinary course of business at approximately the    prices
a    t which they are valued. Under the supervision of the Board of
Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments curr    ently considered by FMR to be illiquid include
repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
 INDEXED SECURITIES    ar    e instruments whose prices are indexed to
the prices of other securities, securities indices, or other
fi   nancial indic    ators. Indexed securities typically, but not
always, are debt securities or deposits whose value at maturity or
coupon rate is determined by reference t   o a specific instrument or
statistic.
   Mortgage-indexed     securities, for example, could be structured
to replicate the performance of mortgage securities and the
characteristics of direct owners   h    ip.
The performance of indexed securities depends to a great e   xtent on
the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated
with the issuer of the security, and their     values may decline
substantially if the issuer's creditworthiness deteriorates. Recent
issuers of indexed securities have included banks,    corporations,
and certain U.S. Govern    ment agencies.
INTERF   UND BORRO    WING AND LENDING PROGRAM. Pursuant to an
exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates.
Interfund loans and borrowings normally extend overnight,    but can
have a ma    ximum duration of seven days. Loans may be called on one
day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES are    issued by government and
non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
R   EPURCH    ASE AGREEMENTS. In a repurchase agreement, a fund
purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price
reflects the purchase price plus an agreed-upon incre   mental amount
which is unrelated to the coupon rate or maturity of the purchased
security. As protection against the risk that the or    iginal seller
will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value
of the underlying security will be    less than the r    esale price,
as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In    a reverse repurchase agreement, a
fund sells a security to another party, such as a bank or
broker-dealer, in return for cash and agr    ees to repurchase that
security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements
with parties whose creditworthiness has    been     reviewed and found
satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
   SECURITIES LENDING.     A fund may lend securities to parties such
as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange (NYSE) and a subsidiary of FMR Corp.
   Securities lending allow    s a fund to retain ownership of the
securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
   Cash received through lo    an transactions may be invested in
other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
       STRIPPED GOVERNMENT SECURITIES   .        Stripped government
securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
 SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other
factors such as security prices or inflation rates.    Swap
ag    reements can take many different forms and are known by a
variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
   Swap agr    eements will tend to shift a fund's investment exposure
from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to
buying or writing options. Depending on how    they are used    , swap
agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is
the change in the specific interest rate, or other factors    that
deter    mine the amounts of payments due to and from a fund. If a
swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap
   agr    eement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A fund will     maintain appropriate liquid assets in a segregated
custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement
over the accrued amount the fund is entitled to receive    under the
    agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
       ZERO COUPON BONDS    do not make interest payments; instead,
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution
services rendered on a continuing ba   sis; the     reasonableness of
any commissions; and, if applicable, arrangements for payment of fund expenses.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and
reports concerning issuers, industries,    securities, economic
factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the
broker-d    ealer.
   The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have
executed     transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
   Subject to applicable limitations     of the federal securities
laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services
provided by such executing broker-dealers,    viewed     in terms of a
particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and    Fidelity
Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity
Brokerage Services (FBS), an indirect sub    sidiary of FMR Corp.
   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended September 30, 1998 and September 30, 1997, the fund's portfolio turnover rates were 253% and 126%, respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
For the fiscal y   ea    rs ended September 1998, 1997, and 1996, the
fund paid no brokerage commissions.
   During the fiscal year ended September, 1998, the fund paid no brokerage commissions to firms that provided research services.
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR or its affili   ates,
inve    stment decisions for the fund are made independently from
those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
   YIELD C    ALCULATIONS Yields for the fund are computed by dividing
the fund's income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with
respect to bonds trading at a discount by    adding a portion of the
discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other
capital gains and losses generally     are excluded from the
calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
CALCULATING HISTORICAL FUND RESULTS. The following table   s     show
performance for the fund calculated including certain fund expenses.
   HISTORICAL FUND RESULTS.     The following table   s     show the
fund's yield and total return for the period ended September 30, 1998.




                                 Average Annual Total Returns          Cumulative Total Returns
                               Thirty-Day     One     Five    Life of  One     Five     Life of
                               Yield          Year    Years   Fund*    Year    Years    Fund*



Short Intermediate-Government      4.90    %   7.82%   5.41%   5.78%    7.82%   30.12%   48.67%


* From September 13, 1991 (commencement of operations).
The following table shows the income and capital elements of the fund's cumulative total return. The tables compare the fund's return to the record of the Standard & Poor's 500 Index (S&P
500   (registered trademark)    ), the Dow Jones Industrial Average
(DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   During the period from September 13, 1991 (commencement of operations) to September 30, 1998, a hypothetical $10,000 investment in the fund would have grown to $14,867, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been figured into the figures below.


                            Short-Intermediate Government                            INDICES
   Period       Value of    Value of       Value of       Total     S&P 500          DJIA      Cost of
       Ended    Initial     Reinvested     Reinvested     Value                                Living**
                $10,000     Dividend       Capital Gain
                Investment  Distributions  Distributions







1998            $ 9,520     $ 5,265        $ 82           $ 14,867  $ 31,205         $ 30,914     $ 11,999

1997            $ 9,370     $ 4,338        $ 81           $ 13,789  $ 28,617         $ 30,792  $ 11,801

1996            $ 9,320     $ 3,498        $ 81           $ 12,899  $ 20,375         $ 22,373  $ 11,552

1995            $ 9,490     $ 2,751        $ 82           $ 12,323  $ 16,933         $ 17,824  $ 11,215

1994            $ 9,290     $ 1,919        $ 81           $ 11,290  $ 13,050         $ 13,945  $ 10,937

1993            $ 9,960     $ 1,379        $ 86           $ 11,425  $ 12,587         $ 12,555  $ 10,622

1992            $ 10,140    $ 704          $ 10           $ 10,854  $ 1   1    ,137  $ 11,220  $ 10,344

1991*           $ 10,010    $ 27           $ 0            $ 10,037  $ 10,028         $ 10,046  $ 10,044


* From September 13, 1991 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on September 13, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with
the aggregate cost of reinvested dividends and    capital gain
distrib    utions for the period covered (their cash value at the time they were reinvested) amounted to $15,378. If distributions had not been reinvested, the amount of distributions earned from the fund over
time would have been smaller, and cash    payments for the period
wou    ld have amounted to $4,214 for dividends and $80 for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take    sales charges     or trading fees into consideration, and
are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    The fund     may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   The fund may compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond Index, a market capitalization weighted index of government and fixed-rate debt issues with maturities between one and five years. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and five years. Government issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues) and U.S. Government agencies.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term
   government bo    nds, Treasury bills, the U.S. rate of inflation
based on the CPI, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
char   itable givin    g. In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    September 30    , 1998, FMR advised over $   32     billion
in municipal fund assets, $   115     billion in money market fund
assets,    $411 billion in equity fund asset    s, $   12     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the
NYSE is open for trading.    The NYSE has     designated the following
holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future,
the NYSE may modify its holiday schedule at any time. In    addition,
on days when the     Federal Reserve Wire System is closed, federal
funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be
affected on days when investors do not have    access to t    he fund
to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the
fund's dividends derived from certain U.S.    Government securities
may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and,
therefore, increase (decrease) taxable di    vidend distributions. The
fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year. CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of September 30, 1998, the fund had a capital loss carryforward
aggregating approximately $   10,705,000    . This loss
carry   forward, of which     $   40,000    , $   1,404,000    ,
    $   5,655,000, $2,404,000     and $   1,202,000     will expire
on    September 30, 2001, 2002, 2003, 2004 and 2005     respectively,
is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business
trusts, state law provides for a pass-through of the state    and
    local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax
treatment of your dividend distributions    from a fund will be the
same as if you directly owned a proportionate share of the U.S.
Government securities. Because the income earn    ed on most U.S.
Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Charles Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may
be subject to state and local    personal pro    perty taxes.
Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity
Investments   (registered trademark)    , P.O. Box 9235, Boston,
Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (55),     Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65), Tr    ustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH    (55)    , Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice
President of Fidelity Magellan   (registered trademark)     Fund and
FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64)    , Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   70),     Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
   *ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (   59    ), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
CURTIS HOLLINGSWORTH    (41)    , is Vice-President and manager of
Short-Intermediate Government Fund, which he has managed since September 1991. He also manages several other Fidelity Funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a manager.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
RICHARD A. SILVER (   51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON    (40),     Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simspson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation
of each Trustee and Member of the Advisory Board of    the fund for
his or her services f    or the fiscal year ended September 30, 1998,
or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees                       Aggregate            Total
and                            Compensation         Compensation
Members of the Advisory Board  from                 from the
                               Short-Intermediate   Fund Complex*,A
                               GovernmentB

J. Gary Burkhead**             $ 0                  $ 0

Ralph F. Cox                   $    45              $ 214,500

Phyllis Burke Davis            $    44              $ 210,000

Robert M. Gates                $    45              $176,000

Edward C. Johnson 3d**         $ 0                  $ 0

E. Bradley Jones               $    45              $ 211,500

Donald J. Kirk                 $    45              $ 211,500

Peter S. Lynch**               $ 0                  $ 0

William O. McCoy               $    45              $ 214,500

Gerald C. McDonough            $    56              $ 264,500

Marvin L. Mann                 $    44              $ 214,500

Robert C. Pozen**              $ 0                  $ 0

Thomas R. Williams             $    45               $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash   .
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of September 30, 1998, the Trustees, Members of the Advisory Board,
and officers of the fund owned, in the aggregate, less than    1    %
of the fund's total outstanding shares.
   As of September 30, 1998, the following owned of record or beneficially 5% or more of the fund's outstanding shares: The Bank of New York, New York, NY (6.20%).
MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MAN   AG    EMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350         425           .1443

 228 - 264       .1300         450           .1427

 264 - 300       .1275         475           .1413

 300 - 336       .1250         500           .1399

 336 - 372       .1225         525           .1385

 372 - 408       .1200         550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 Over 516        .1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at
various asset levels, which is the result of cumulatively    applying
the annualized rates on the le    ft. For example, the effective
annual fee rate at $   591     billion of group net assets - the
approx   imate level f    or September 1998 - was    0.1353    %,
which is the weighted average of the respective fee rates for each
level of group net assets up to $   591     billion.
   The fund's individual fund fee rate is 0.30    %. Based on the
average group net assets of the funds advised by FMR for September
   1998, th    e fund's annual management fee rate would be calculated
as follows:

                     Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Short-Intermediate   0.   1353    %  +    0.30%                     =    0.   4353    %
Government


One-twelfth of this annual is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   For the fiscal yea    rs ended September 30, 1998, 1997, and 1996,
the fund paid FMR management fees of $   549,634    ,    $538,951, and
$577,374    , respectively.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
DISTRIBUTION AND SERVICE PLAN
   The Tru    stees have approved a Distribution and Service Plan on
behalf of the fund pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allow the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of    Trustees has     authorized such
payments for fund shares.
FMR made no payments    either d    irectly or through FDC to third
parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
   For providing transfer agency services,     FSC    receives an
account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition,    FSC     receives the pro rata portion of the transfer
agency fees applicable to shareholder accounts in a qualified state
   tuition program     (QSTP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   For the fisca    l years ended September 30 1998, 1997, and 1996,
the fund paid FSC pricing and bookkeeping fees, including
   reimbursement for related ou    t-of-pocket expenses, of
$   61,038    , $   61,689    , and $   59,674    , respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
For the fiscal years ended September 30,    1998, 199    7 and 1996,
the fund paid no securities lending fees.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Short-Intermediate Government Fund is a fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are six funds of the trust: Fidelity Short-Intermediate Government Fund, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, Spartan Investment Grade Bond Fund and Spartan Short-Term Bond Fund. The Declaration of Trust permits the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan"may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers     LLP, 160 Federal Street,
Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   The fund'    s financial statements and financial highlights for
the fiscal year ended September 30, 1998, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated
herein by reference. For a free additional copy of the    fund's
Annu    al Report, contact Fidelity at 1-800-544-8888.
APPENDIX
 DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
   Fidelity, Fidelity Focus, Fidelity Investments, and Magellan are registered trademarks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.

FIDELITY CHARLES STREET TRUST:
SPARTAN SHORT-TERM BOND FUND AND
SPARTAN INVESTMENT GRADE BOND FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER



PROSPECTUS                                            PROSPECTUS SECTION
1................................................     Cover Page

2a...............................................     Expenses

 b,c..........................................        Contents; The Funds at a Glance; Who May Want to Invest

3a...............................................     Financial Highlights

 b..............................................      *

 c,d...........................................       Performance

4a(i) ...........................................     Charter

 a(ii).........................................       The Funds at a Glance; Investment Principles and Risks; Securities
                                                      and Investment Policies

 b.............................................       Investment Principles and Risks; Securities and Investment Policies

 c.............................................       Who May Want to Invest; Investment Principles and Risks;

5a ..............................................     Charter

 b(i)...........................................      Cover Page; The Funds at a Glance; Charter; Doing Business with
                                                      Fidelity

 b(ii) .........................................      Charter; Breakdown of Expenses

 b(iii)........................................       Expenses; Breakdown of Expenses

 c...............................................     Charter

 d..............................................      Charter; Breakdown of Expenses

 e...............................................     Cover Page; Charter; Breakdown of Expenses

 f...............................................     Expenses; Breakdown of Expenses

 g(i)............................................     Charter

 g(ii)...........................................     *

5A...............................................     Performance

6a(i)............................................     Charter

 a(ii) ..........................................     How to Buy Shares; How to Sell Shares; Investor Services;
                                                      Transaction Details; Exchange Restrictions

 a(iii).........................................      Charter

 b...............................................     Charter

 c..............................................      Transaction Details; Exchange Restrictions

 d..............................................      *

 e...............................................     Cover Page; Doing Business with Fidelity; How to Buy Shares; How to Sell Shares; Investor Services

f,g............................................       Dividends, Capital Gains, and Taxes

7a...............................................     Cover Page; Charter

 b...............................................     Expenses; How to Buy Shares; Transaction Details

 c..............................................      *

 d...............................................     How to Buy Shares

 e...............................................     *

 f...............................................     Breakdown of Expenses

8................................................     How to Sell Shares, Investor Services; Transaction Details; Exchange
                                                      Restrictions

9...................................................  *


*  Not Applicable
Part B  Statement of Additional Information Section


10, 11........................................      Cover Page

12..............................................    Description of the Trust

13a-c.......................................        Investment Policies and Limitations

    d............................................   Portfolio Transactions

14a-c........................................       Trustees and Officers

15a.........................................        FMR

   b.............................................   Trustees and Officers

   c............................................    Trustees and Officers

16a(i).........................................     FMR, Portfolio Transactions

    a(ii)........................................   Trustees and Officers

    a(iii), b...................................    Management Contracts

    c,d..........................................   Contracts with FMR Affiliates

    e..........................................     *

    f............................................   Distribution and Service Plans

    g.............................................  *

    h.............................................  Description of the Trust

    i.............................................  Contracts with FMR Affiliates

17a-c........................................       Portfolio Transactions

    d,e.........................................    *

18a.............................................    Description of the Trust

    b.............................................  *

19a.............................................    Additional Purchase and Redemption Information

    b............................................   Valuation of Portfolio Securities; Additional Purchase and
                                                    Redemption Information

    c.............................................  *

20...............................................   Distributions and Taxes

21a(i),(ii),(iii), b........................        Contracts with FMR Affiliates

    c..................................             *

22a.............................................    *

    b.............................................  Performance

23...............................................   Financial Statements


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about    each     fund and its investments, you can
obtain a copy of    each     fund's most recent financial report and
portfolio listing, or a copy of the Statement of Additional
Information (SAI) dated November 24, 199   8    . The SAI has been
filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either
document, call Fidelity   (registered trademark)     at
1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
   SST/SIG-pro-1198
   1.701517.10
Each fund invests mainly in investment-grade debt securities. Spartan Short-Term Bond seeks high current income with preservation of capital. Spartan Investment Grade Bond seeks high current income from securities with longer maturities.
SPARTAN(REGISTERED TRADEMARK)
SHORT-TERM BOND
FUND
   (    FUND NUMBER 449, TRADING SYMBOL FTBDX)
AND
SPARTAN
INVESTMENT
GRADE BOND
FUND
   (    FUND NUMBER 448, TRADING SYMBOL FSIBX   )
PROSPECTUS
   NOVEMBER 24, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109





CONTENTS


KEY FACTS            4          THE FUNDS AT A GLANCE

                     5          WHO MAY WANT TO INVEST

                     6          EXPENSES Each fund's yearly operating
                                expenses.

                     8          FINANCIAL HIGHLIGHTS A summary of
                                each fund's financial data.

                     10         PERFORMANCE How each fund has done
                                over time.

THE FUNDS IN DETAIL     12      CHARTER How each fund is organized.

                     12         INVESTMENT PRINCIPLES AND RISKS
                                Each fund's overall approach to
                                investing.

                     14         BREAKDOWN OF EXPENSES How
                                operating costs are calculated and what
                                they include.

YOUR ACCOUNT         14         DOING BUSINESS WITH FIDELITY

                     14         TYPES OF ACCOUNTS Different ways to
                                set up your account, including
                                tax-   advantaged     retirement plans.

                     16         HOW TO BUY SHARES Opening an
                                account and making additional
                                investments.

                     18 HOW TO SELL SHARES Taking money out and closing your account.

                     20 INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND         21      DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES                AND TAXES

                     22         TRANSACTION DETAILS Share price
                                calculations and the timing of
                                purchases and redemptions.

                     23         EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
   Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SPARTAN SHORT-TERM BOND
GOAL: High current income with preservation of capital.
STRATEGY: Normally invests in investment-grade debt securities while
maintaining an average maturity of three years or less.    FMR uses
the Lehman Brothers 1-3 Year Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of September 30,    1998    , the fund had over $   357
million in assets.
   SPARTAN INVESTMENT GRADE BOND
GOAL: High current income.
STRATEGY: Normally invests in investment-grade debt securities.    FMR
uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of September 30,    1998,     the fund had over $   1
billion in assets.
WHO MAY WANT TO INVEST
   FMR anticipates presenting a proposal to the Board of Trustees of Spartan Short-Term Bond Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Short-Term Bond fund. Effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
These funds may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Spartan Short-Term Bond is designed to offer greater share price stability by investing in shorter-term securities. Spartan Investment Grade Bond, because it can invest in securities with any maturity, has the potential for higher yields, but also carries more risk.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market
conditions, and other economic and political news   . The funds'
investments are also subject to prepayment risk, which can lower the funds' yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES    are charges you may pay when you
buy or sell shares of a fund. In addition, you     may be charged an
annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases               None
and reinvested distributions

Deferred sales charge on redemptions    None

   Annual account maintenance fee      $12.00
       (for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for each fund with certain limited exceptions. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see
"Breakdown of Expenses" page        ).
The following figures are based on historical expenses, adjusted to
reflect current fees,    of each fund     and are calculated as a
percentage of average net assets    of each fund    .
   SPARTAN SHORT-TERM BOND
Management fee (after reimbursement)  0.38%

12b-1 fee                             None

Other expenses                        None

Total fund operating expenses         0.38%

   SPARTAN INVESTMENT GRADE BOND
Management fee (after reimbursement)   0.38%

12b-1 fee                              None

Other expenses                         None

   Total fund operating expenses          0.38%












UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
Each fund's management fee is
paid from the fund's assets,
and its effect is already
factored into any quoted share
price or return. Other expenses
are paid by FMR out of the
fund's management fee. Also,
as an investor, you may pay
certain expenses directly.
(checkmark)
EXAMPLES:    Let's say, hypothetically, that each fund's annual return
is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   SPARTAN SHORT-TERM BOND
1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

SPARTAN INVESTMENT GRADE BOND
1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective March 1, 1997, FMR has voluntarily agreed to reimburse each
fund to the extent that total operating expenses    (excluding
interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets through December 31, 1998.
   If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.65%, 0.00%, and 0.65%, respectively for Spartan Short-Term Bond and 0.60%, 0.00% and 0.60%, respectively for Spartan Investment Grade Bond.
   Effective January 1, 1999, FMR has voluntarily agreed to reimburse Spartan Investment Grade Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.50% of its average net assets. FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   PricewaterhouseCoopers LLP,     independent accountants. The funds'
financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.



   SPARTAN SHORT-TERM BOND
Selected Per-Share Data and Ratios

Years ended September 30                   1998     1997     1996     1995     1994     1993E

Net asset value, beginning of period       $ 9.050  $ 9.020  $ 9.130  $ 9.330  $ 9.990  $ 10.000

Income from Investment Operations          .579B    .588B    .598     .584     .574     .747
 Net investment income

Net realized and unrealized gain (loss)    .063     .025     (.112)   (.199)   (.604)   (.009)

Total from investment operations           .642     .613     .486     .385     (.030)   .738

Less Distributions                         (.572)   (.583)   (.596)   (.443)   (.477)   (.747)
 From net investment income

 In excess of net investment income         --       --       --       --       (.033)   (.001)

 In excess of net realized gain             --       --       --       --       (.010)   --

 Return of capital                          --       --       --       (.142)   (.110)   --

 Total distributions                       (.572)   (.583)   (.596)    (.585)   (.630)   (.748)

Net asset value, end of period            $ 9.120  $ 9.050  $ 9.020  $ 9.130  $ 9.330  $ 9.990

Total returnA                              7.33%    7.00%    5.47%    4.35%    (.32)%   7.69%

Net assets, end of period (In millions)   $ 358    $ 287    $ 344    $ 522    $ 798    $ 1,471

Ratio of expenses to average net assets    .38%C    .50%C    .65%     .65%     .54%C    .20%C

Ratio of expenses to average net assets    .38%     .50%     .64%D    .65%     .54%     .20%
after expense reductions

Ratio of net investment income to          6.40%    6.50%    6.52%    6.45%    6.42%    7.32%
average net assets

Portfolio turnover rate                    117%     105%     134%     159%     97%      112%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E FOR THE PERIOD OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993.



   SPARTAN INVESTMENT GRADE BOND
Selected Per-Share Data and Ratios

Years ended September 30                   1998      1997      1996      1995      1994      1993D

Net asset value, beginning of period       $ 10.250  $ 9.980   $ 10.170  $ 9.510   $ 10.940  $ 10.000

Income from Investment Operations          .634B     .640B     .655      .693      .668      .799
 Net investment income

 Net realized and unrealized gain (loss)    .453      .273      (.211)    .673      (1.384)   .940

 Total from investment operations           1.087     .913      .444      1.366     (.716)    1.739

Less Distributions                         (.637)    (.643)     (.634)   (.686)     (.704)    (.798)
 From net investment income

 In excess of net investment income         --        --        --        --        --        (.001)

 In excess of net realized gain             --        --        --        (.020)    (.010)    --

 Total distributions                        (.637)    (.643)    (.634)    (.706)    (.714)    (.799)

Net asset value, end of period              $ 10.700  $ 10.250  $ 9.980   $ 10.170  $ 9.510   $ 10.940

Total returnA                               10.95%    9.43%     4.46%     14.94%    (6.75)%   18.17%

Net assets, end of period (In millions)     $ 1,220   $ 551     $ 344     $ 148     $ 106     $ 129

Ratio of expenses to average net assets     .38%C     .48%C     .65%      .65%      .65%      .65%

Ratio of net investment income to           6.11%     6.36%     6.35%     6.92%     6.90%     7.58%
average net assets

Portfolio turnover rate                     222%      194%      169%      147%      44%       55%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D FOR THE PERIOD OCTOBER 1, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a
competitive funds average. The charts on page         present calendar
year performance.

UNDERSTANDING
PERFORMANCE
BECAUSE THESE FUNDS INVEST IN
FIXED-INCOME SECURITIES, THEIR
PERFORMANCE IS RELATED TO
CHANGES IN INTEREST RATES. FUNDS
THAT HOLD SHORT-TERM BONDS ARE
USUALLY LESS AFFECTED BY
CHANGES IN INTEREST RATES THAN
LONG-TERM BOND FUNDS. FOR THAT
REASON, LONG-TERM BOND FUNDS
TYPICALLY OFFER HIGHER YIELDS
AND CARRY MORE RISK THAN
SHORT-TERM BOND FUNDS.
(CHECKMARK)
       AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                                            Past 1          Past 5         Life of
September 30, 1998                                              year            years          fundA

   Spartan Short-Term Bond                                          7.33%           4.73%          5.22%

   Lehman Bros. 1-3 Yr. Gov't/Corp. Bond Index                      7.87%           5.98%         n/a

   Lipper Sht. Inv. Gr. Debt Funds Avg.                             6.68%           5.43%         n/a

   Spartan Investment Grade Bond                                    10.95%          6.33%          8.22%

   Lehman Bros. Aggregate Bond Index                                11.51%          7.21%          7.58%

   Lipper Intermediate Investment Grade Debt Funds Average          10.02%          6.31%         n/a


       CUMULATIVE TOTAL RETURNS

Fiscal periods ended                                            Past 1          Past 5          Life of
September 30, 1998                                              year            years           fundA

   Spartan Short-Term Bond                                          7.33%           25.98%          35.67%

   Lehman Bros. 1-3 Yr. Gov't/Corp. Bond Index                      7.87%           33.67%         n/a

   Lipper Sht. Inv. Gr. Debt Funds Avg.                             6.68%           30.31%         n/a

   Spartan Investment Grade Bond                                    10.95%          35.94%          60.64%

   Lehman Bros. Aggregate Bond Index                                11.51%          41.66%          54.99%

   Lipper Intermediate Investment Grade Debt Funds Average          10.02%          35.84%         n/a


   A FROM OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS)
   If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
YEAR-BY-YEAR TOTAL RETURNS
Calendar years       1993 1994 1995 1996 1997
SPARTAN INVESTMENT GRADE BOND     15.76% -5.17% 18.61% 3.12% 9.28%
Lehman Brothers Aggregate
Bond Index      9.75% -2.92% 18.47% 3.63% 9.65%
Lipper Intermediate Investment Grade
Debt Funds Average      13.67% -4.69% 20.24% 3.19% 8.57%
Consumer Price Index Percentage (%)      2.75% 2.67% 2.54% 3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 15.76
Row: 7, Col: 1, Value: -5.17
Row: 8, Col: 1, Value: 18.61
Row: 9, Col: 1, Value: 3.12
Row: 10, Col: 1, Value: 9.279999999999999
(LARGE SOLID BOX) Spartan Investment
Grade Bond
YEAR-BY-YEAR TOTAL RETURNS
Calendar years      1993 1994 1995 1996 1997
SPARTAN SHORT-TERM BOND      9.01% -4.62% 9.94% 5.03% 6.54%
Lehman Brothers 1-3 year
Government Corporate Bond Index      5.55% 0.55% 10.96% 5.14% 6.66%
Lipper Short Investment Grade Debt
Funds Average      6.45% -0.44% 9.83% 4.64% 6.19%
Consumer Price Index Percentage (%)      2.75% 2.67% 2.54% 3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 9.01
Row: 7, Col: 1, Value: -4.62
Row: 8, Col: 1, Value: 9.94
Row: 9, Col: 1, Value: 6.03
Row: 10, Col: 1, Value: 6.54
(LARGE SOLID BOX) Spartan Short-Term
Bond
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper Short Investment Grade
Debt Funds Average and    Lipper Intermediate Investment Grade Debt
Funds Average     for Spartan Short-Term Bond and Spartan Investment
Grade Bond, respectively. As of September 30,    1998, the averages
reflected the performance of 100 and 218 mutual funds with simi    lar
investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads. The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses    the funds'
investments and handles their business affairs.
   Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR
U.K.), in London, England,    serves as a sub-adviser for each
fund    .
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR
Far East), in Tokyo, Japan,    serves as a sub-adviser for     each
fund.
   Beginning January 1, 1999    , Fidelity Investments Money
Management, Inc.    (FIMM), located in Merrimack, New Hampshire, will
have primary responsibility for providing investment management services for the funds.
Andrew Dudley is    Vice President     and manager of Spartan
Short-Term Bond, which he has managed since February 1997. He also
manages other Fidelity funds.    Prior to joining Fidelity in
1996    , Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.
Kevin Grant is Vice President and manager of Spartan Investment Grade Bond, which he has managed since February 1997. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc.    (FSC)     performs transfer agent
servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East    and FIMM    . Members of the Edward C. Johnson 3d family are
the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
   The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
FIDELITY'S APPROACH TO BOND FUNDS.    In managing bond funds, FMR
selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
   FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return
within the    universe     of    securities in which a     fund    may
invest.     FMR's evaluation of a potential investment includes an
analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
SPARTAN SHORT-TERM BOND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under normal
conditions.    The benchmark index for the fund is the Lehman Brothers
1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages the
fund to have similar overall interest rate risk to the index.     As
of September 30,    1998    , the dollar-weighted average maturity of
the fund and the index was approximately 2.4 and 1.9 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of three years or less.
SPARTAN INVESTMENT GRADE BOND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under
normal conditions.    The benchmark index for the fund is the Lehman
Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk
to the index.     As of September 30,    1998    , the dollar-weighted
average maturity of the fund and the index was approximately 7.8 and
8.5 years, respectively.
In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
Each fund normally invests in U.S. dollar-denominated investment-grade debt securities. The funds differ primarily with respect to the maturity of their investments and therefore their sensitivity to interest rate changes. Although each fund can invest in securities of any maturity, Spartan Investment Grade Bond generally maintains a longer average maturity. As a result, Spartan Investment Grade Bond will tend to have greater share price fluctuation.
FMR may use various    investment     techniques to hedge a portion of
a fund's risks, but there is no guarantee that these strategies will
work as    FMR     intends. When you sell your shares of a fund, they
may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS:    Each fund     normally    invests     in
investment-grade securities, but    reserves     the right to invest
up to 5% of    its     assets in below investment-grade securities
(sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch
   IBCA, Inc.,     or is unrated but judged to be of equivalent
quality by    FMR.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering
into currency exchange contracts or swap agreements,    purchasing
indexed securities,     and    selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one
industry.    Economic, business, or political changes can affect all
securities of a similar type.
 RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest more than 5% of the securities of any one issuer. This limitation does not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised
by FMR    or its affiliates,     or through reverse repurchase
agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to
other funds advised by FMR    or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of
   a     fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN INVESTMENT GRADE BOND seeks a high level of current income. SPARTAN SHORT-TERM BOND seeks a high level of current income.
With respect to 75% of total assets, each fund may not    invest
more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR in turn pays fees to affiliates who provide assistance with these services.
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of each fund with limited exceptions.
   Spartan Short-Term Bond's and Spartan Investment Grade Bond's
annual management fee rate is    0.65% and 0.60%    , respectively, of
its average net assets.
For the fiscal year ended September 30,    1998    , each fund paid a
management fee of 0.38% of the fund's average net assets, after reimbursement.
   On June 27, 1998, FMR reduced the management fee rate for Spartan Investment Grade Bond from 0.65% to 0.60%.
   Effective March 1, 1997, FMR has voluntarily agreed to limit each fund's total operating expenses to an annual rate of 0.38% of average net assets. This agreement will continue until December 31, 1998.
   Effective January 1, 1999, FMR has voluntarily agreed to limit Spartan Investment Grade Bond's total operating expenses to an annual rate of 0.50% of average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
FSC is the transfer and service agent for the funds. FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends. FMR, not the funds, pays for these services.
Each fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the funds' shares. Currently, the Board of Trustees has authorized such payments.
For the fiscal year ended September 30,    1998     the portfolio
turnover rates for Spartan Short-Term Bond and Spartan Investment
Grade Bond were    117%     and    222%    , respectively. These rates
vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-   advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country and    Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    223
(solid bullet) Assets in Fidelity mutual
funds: over $   572     billion
(solid bullet) Number of shareholder
accounts: over    38     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    260
(checkmark)
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number,    visit Fidelity's Web site at www.fidelity.com, or
contact Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 R   etirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or
tax-free growth.     Retirement accounts require special applications
and typically have lower minimums.
(solid bullet)    TRADITIONAL     INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow    individuals     under age 70    with compensation to
contribute     up to $2,000 per tax year.    Married couples can
contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS    help     retain special tax advantages
for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS    are generally profit sharing or money
purchase pension plans that allow     self-employed individuals or
small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application
accompanying this prospectus, call 1-800-544-8888    or visit
Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888 or    visit Fidelity's Web site at
www.fidelity.com     for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
For Spartan Short-Term Bond $10,000
   For Spartan Investment Grade Bond $25,000
TO ADD TO AN ACCOUNT
For Spartan Short-Term Bond $1,000
Through regular investment plansB $500
For Spartan Investment Grade Bond $1,000
   For certain Fidelity retirement accountsA $25,000
Through regular investment plansB $500
MINIMUM BALANCE
For Spartan Short-Term Bond $5,000
   For Spartan Investment Grade Bond $10,000
A    FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER
IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
   There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.



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                                          TO OPEN                                   TO ADD TO AN ACCOUNT
                                          AN
                                          ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC)      (SMALL SOLID BULLET) EXCHANGE FROM        (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                                                                                    ACCOUNT WITH THE SAME REGISTRATION,
                                          ANOTHER FIDELITY                          INCLUDING NAME, ADDRESS, AND TAXPAYER
                                                                                    ID NUMBER.
                                          FUND ACCOUNT         (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                                                                                    YOUR BANK ACCOUNT. CALL BEFORE
                                          WITH THE SAME                             YOUR FIRST USE TO VERIFY THAT THIS
                                                                                    SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                          REGISTRATION,                             MAXIMUM MONEY LINE: UP TO $100,000.
                                          INCLUDING NAME,
                                          ADDRESS, AND
                                          TAXPAYER ID
                                          NUMBER.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)   (SMALL SOLID BULLET) COMPLETE AND         (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                                                                                    ACCOUNT WITH THE SAME REGISTRATION,
                                          SIGN THE                                  INCLUDING NAME, ADDRESS, AND TAXPAYER
                                                                                    ID NUMBER.
                                          APPLICATION.         (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                                    FROM YOUR BANK ACCOUNT. VISIT
                                          MAKE YOUR                                 FIDELITY'S WEB SITE BEFORE YOUR
                                                                                    FIRST USE TO VERIFY THAT THIS SERVICE
                                                                                    IS IN
                                          CHECK PAYABLE TO                          PLACE ON YOUR ACCOUNT. MAXIMUM MONEY
                                                                                    LINE: UP TO $100,000.
                                          THE COMPLETE
                                          NAME OF THE
                                          FUND. MAIL TO THE
                                          ADDRESS
                                          INDICATED ON THE
                                          APPLICATION.

MAIL
(MAIL_GRAPHIC)       (SMALL SOLID BULLET) COMPLETE AND         (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
                                                                                    COMPLETE NAME OF THE FUND. INDICATE
                                          SIGN THE                                  YOUR FUND ACCOUNT NUMBER ON YOUR
                                                                                    CHECK AND MAIL TO THE ADDRESS PRINTED
                                          APPLICATION.                              ON YOUR ACCOUNT STATEMENT.
                                          MAKE YOUR            (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666
                                                                                    FOR INSTRUCTIONS.
                                          CHECK PAYABLE TO
                                          THE COMPLETE
                                          NAME OF THE
                                          FUND. MAIL TO THE
                                          ADDRESS INDICATED
                                          ON THE
                                          APPLICATION.

IN PERSON
(HAND_GRAPHIC)       (SMALL SOLID BULLET) BRING YOUR            (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY
                                                                                     INVESTOR CENTER. CALL 1-800-544-9797
                                                                                     FOR
                                          APPLICATION AND                            THE CENTER NEAREST YOU.
                                          CHECK TO A
                                          FIDELITY INVESTOR
                                          CENTER. CALL
                                          1-800-544-97
                                          97 FOR THE
                                          CENTER NEAREST
                                          YOU.

WIRE
(WIRE_GRAPHIC)       (SMALL SOLID BULLET) CALL                  (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                                          1-800-544-77          (SMALL SOLID BULLET) WIRE TO:
                                          77 TO SET UP                               BANKERS TRUST COMPANY,
                                          YOUR ACCOUNT                               BANK ROUTING #021001033,
                                          AND TO ARRANGE                             ACCOUNT #00163053.
                                          A WIRE                                     SPECIFY THE COMPLETE NAME OF THE
                                                                                     FUND AND INCLUDE YOUR ACCOUNT NUMBER
                                          TRANSACTION. NOT                           AND YOUR NAME.
                                          AVAILABLE FOR
                                          RETIREMENT
                                          ACCOUNTS.
                     (SMALL SOLID BULLET) WIRE WITHIN 24
                                          HOURS TO:
                                          BANKERS TRUST
                                          COMPANY,
                                          BANK ROUTING
                                          #021001033,
                                          ACCOUNT
                                          #00163053.
                                          SPECIFY THE
                                          COMPLETE NAME
                                          OF THE FUND AND
                                          INCLUDE YOUR
                                          NEW ACCOUNT
                                          NUMBER AND
                                          YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)  (SMALL SOLID BULLET) NOT AVAILABLE.        (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT BUILDER.
                                                                                     SIGN UP FOR THIS SERVICE WHEN
                                                                                     OPENING YOUR ACCOUNT,    VISIT
                                                                                     FIDELITY'S WEB SITE AT
                                                                                     WWW.FIDELITY.COM     TO
                                                                                     OBTAIN THE FORM TO ADD THE SERVICE, OR
                                                                                     CALL 1-800-544-6666 TO ADD THE
                                                                                     SERVICE.

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HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form.     Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing, or through    Fidelity's Web
site.     Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES,    leave at least
$5,000 worth of shares in the account for Spartan Short-Term Bond and $10,000 for Spartan Investment Grade Bond to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.




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                       ACCOUNT TYPE                                 SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES       (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       EXCEPT RETIREMENT       (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                    MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES       (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                    BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                    NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT       (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       TENANT,                                      PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       SOLE PROPRIETORSHIP                          EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       UGMA, UTMA              (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                       RETIREMENT                                   RETIREMENT DISTRIBUTION FORM. CALL
                       ACCOUNT                                      1-800-544-6666 TO REQUEST ONE.
                                               (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                    CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                       TRUST                                        IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                                    TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                                               (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                    RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                       BUSINESS OR                                  LETTER.
                       ORGANIZATION            (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                    SEAL OR A SIGNATURE GUARANTEE.
                                               (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.

                       EXECUTOR,
                       ADMINISTRATOR,
                       CONSERVATOR,
                       GUARDIAN

WIRE
(WIRE_GRAPHIC)         ALL ACCOUNT TYPES       (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                       EXCEPT RETIREMENT                            USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                    1-800-544-6666. MINIMUM WIRE: $5,000.
                                               (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                    IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                                                    EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                                    NEXT BUSINESS DAY.

CHECK (CHECK_GRAPHIC)  ALL ACCOUNT TYPES       (SMALL SOLID BULLET) MINIMUM CHECK: $1,000.
                                               (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                                                    TO RECEIVE A CHECKBOOK.

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INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS(REGISTERED TRADEMARK)
1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
 AUTOMATED SERVICE
(CHECKMARK)
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writing,    or through
Fidelity's Web site.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666 or visit    Fidelity's Web
site at www.fidelity.com     for more information.
REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT    BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY    SETTING UP OR CHANGING
$500     MONTHLY OR   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE
         QUARTERLY    APPROPRIATE SECTION ON THE FUND
                      APPLICATION.
                      (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL
                      1-800-544-6666 OR VISIT    FIDELITY'S WEB
                         SITE AT WWW.FIDELITY.COM     FOR AN
                      APPLICATION.
                      (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF
                      YOUR INVESTMENT, CALL 1-800-544-6666
                      AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR
                      NEXT SCHEDULED INVESTMENT DATE.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA
MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$500     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND
                           APPLICATION, OR CALL 1-800-544-6666 OR
                           VISIT    FIDELITY'S WEB SITE AT
                              WWW.FIDELITY.COM     FOR AN AUTHORIZATION
                           FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION
                           FORM.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND
MINIMUM  FREQUENCY       SETTING UP OR CHANGING
$500     Monthly,        (small solid bullet) To establish, call 1-800-544-6666
         bimonthly,      after both accounts are opened.
         quarterly, or   (small solid bullet) To change the amount or frequency of
         annually        your investment, call 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income
and capital gains to shareholders each year.    For each fund,
income dividends are declared daily and paid monthly. Capital gains are normally distributed in November and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-800-544-6666    .
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in a
fund will be taxed. If your account is not a tax-   advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet)    Shares     begin to earn dividends on the
first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet)    You will not receive interest on amounts
represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW    $5,000 FOR SPARTAN SHORT-TERM
BOND AND $10,000 FOR SPARTAN INVESTMENT GRADE BOND,     you will be
given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS,    and may
impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
   Fidelity, Spartan, Fidelity Investments and (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
   Portfolio Advisory Services is a service mark of FMR Corp.






This prospectus is printed on recycled paper using soy-based inks. SPARTAN(registered trademark) SHORT-TERM BOND FUND
SPARTAN INVESTMENT GRADE BOND FUND
FUNDS OF FIDELITY CHARLES STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 24, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
(dated November    24, 1998).     Please retain this document for
future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the
Prospectus or an Annual Report, please call    Fidelity(registered
trademark)     at 1-800-544-8888.
TABLE OF CONTENTS                                                PAGE



Investment Policies and Limitations                              30

Portfolio Transactions                                              35

Valuation                                                        35

Performance                                                      36

Additional Purchase,    Exchange     and Redemption Information  40

Distributions and Taxes                                          40

FMR                                                              41

Trustees and Officers                                            41

Management Contracts                                             43

Distribution and Service Plans                                   45

Contracts with FMR Affiliates                                    45

Description of the Trust                                            45

Financial Statements                                             46

Appendix                                                         46

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corp. (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

SST/SIG-ptb-   1198
1.463700.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy
or limitation states a maximum percentage of    a     fund's assets
that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN SHORT-TERM BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF SPARTAN INVESTMENT GRADE BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale, or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis,    the
purchaser     assumes the rights and risks of ownership, including the
risks of price and yield fluctuations and the risk that the security
will not be issued as anticipated.    Because payment for the
securities is not required until the delivery date    , these risks
are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
   EXPOSURE TO FOREIGN MARKETS.     Foreign securities, foreign
currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve    risks relating to     local political,
economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their
effects.    In addition, the value of securities denominated in
foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUNDS' RIGHTS AS A SHAREHOLDER. The fund   s     do not intend to
direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will
comply with guidelines established by the    SEC     with respect to
coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a
call option on the same underlying instrument    would     construct a
combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A     fund may invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell    a specified     underlying instrument at
a specified future date. The price at which the purchase and sale will
take place is fixed when    the buyer and seller     enter into the
contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some
are based on indices of securities prices   .     Futures can be held
until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate
trading in the futures markets. The fund   s     intend to comply with
Rule 4.5 under the Commodity Exchange Act, which limits the extent to
which the fund   s     can commit assets to initial margin deposits
and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligation upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above.    A     fund may purchase and    sell     currency    futures
and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with
currency futures or forward contracts.     Currency futures and
options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows    the purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchaser     obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts.    The purchaser     may
terminate its position in a put option by allowing it to expire or by
exercising the option. If the option is allowed to expire,    the
purchaser     will lose the entire premium.    If the option is
exercised, the purchaser     completes the sale of the underlying
instrument at the strike price.    A purchaser     may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium,    the
writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option
chooses to exercise it.    The writer may seek to terminate a position
in a put option before     exercise by closing out the option in the
secondary market at its current price. If the secondary market is not
liquid for a put option, however,    the writer     must continue to
be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to
cover its position.    When writing an option on a futures contract, a
fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    FMR     to be illiquid include
repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments whose prices     are indexed to
the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are
   also     subject to the credit risks associated with the issuer of
the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing
investor perceptions may affect the    liquidity of lower-quality debt
securities     and the ability of outside pricing services to value
lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   A     fund may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES    are     issued by government and
non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those
on commercial real estate or residential properties.    Stripped
mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in
the market's perception of issuers    and changes in interest
rates.     In addition, regulatory or tax changes may adversely affect
the mortgage-   backed     securities market as a whole.
Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed
securities are subject to prepayment risk,    which is the risk that
early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against the     risk that the original seller will
not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy
proceedings),    the funds will     engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells    a security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     funds will enter into
reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
       SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR may rely on its
evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
       STRIPPED GOVERNMENT SECURITIES.    Stripped government
securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
   Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in
losses.    A     fund    may     be able to eliminate its exposure
under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A     fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE    SECURITIES     provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest
rate,    while floating rate securities     have interest rates that
change whenever there is a change in a designated    benchmark rate.
Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
       ZERO COUPON BONDS    do not make interest payments; instead,
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
If FMR grants investment management authority to a sub-adviser (see
the section entitled "Management Contracts"),    that     sub-adviser
   is     authorized to place orders for the purchase and sale of
portfolio    securities,     and will do so in accordance with the
policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
   Each     fund may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended September 30,    1998 and 1997    , the
portfolio turnover rates were    117    % and    105    %,
respectively, for Spartan Short-Term Bond and    222    % and
   194    % for Spartan Investment Grade Bond. Because a high turnover rate increases transaction costs and may increase taxable gains, carefully weighs the anticipated benefits of short-term investing against these consequences.
   For the fiscal years ended September 30, 1998, 1997, and 1996 Spartan Short-Term Bond and Spartan Investment Grade Bond paid no brokerage commissions.
   For the fiscal year ended September 30, 1998 the funds paid no brokerage commissions to firms that provided research services.
   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities
owned by    a     fund if, in the opinion of a committee appointed by
the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the
30-day or one month period, whichever is earlier.    Income is
adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and
other asset-backed securities.     Other capital gains and losses
generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
   In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the
inflow of net new money to    a     fund from the continuous sale of
its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100%
growth on a compounded basis in ten years.    Average annual total
returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the
year), and quoting the result as an annual return.     While average
annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
   CALCULATING HISTORICA    L    FUND RESULTS. The following table
shows performance for each fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following tables show each fund's yield
and total return for the periods ended September 30,    1998.



                                         Average Annual Total Returns          Cumulative Total Returns
                               Thirty-Day     One      Five    Life of        One      Five     Life of
                               Yield          Year     Years   Fund*          Year     Years    Fund*



Spartan Short-Term Bond            5.42    %   7.33%    4.73%      5    .22%   7.33%    25.98%   35.67%

Spartan Investment Grade Bond      5.69    %   10.95%   6.33%   8.22%          10.95%   35.94%   60.64%


* From October 1, 1992 (commencement of operations).
If FMR had not reimbursed certain fund expenses during these periods, each fund's total returns would have been lower.
If FMR had not reimbursed certain fund expenses during these periods,
each fund's yield would have been    5.17    % and    5.50%, for
Spartan Short-Term Bond and Spartan Investment Grade Bond,
respectively.
The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
During the period from October 1, 1992 (commencement of operations) to
   September 30, 1998    , a hypothetical $10,000 investment in
Spartan Short-Term Bond Fund would have grown to    $13,567.


                   SPARTAN SHORT-TERM BOND FUND                              INDICES
   Period      Value of    Value of       Value of       Total     S&P 500   DJIA             Cost of
Ended          Initial     Reinvested     Reinvested     Value                                Living**
               $10,000     Dividend       Capital Gain
               Investment  Distributions  Distributions







   1998        $ 9,120     $ 4,437        $ 10           $ 13,567  $ 28,119  $ 27,698            $ 11,599

1997           $ 9,050     $ 3,581        $ 10           $ 12,641  $ 25,786  $ 27,588         $ 11,408

1996           $ 9,020     $ 2,784        $ 10           $ 11,814  $ 18,360  $ 20,045         $ 11,168

1995           $ 9,130     $ 2,061        $ 10           $ 11,201  $ 15,258  $ 15,969         $ 10,842

1994           $ 9,330     $ 1,395        $ 10           $ 10,735  $ 11,759  $ 1   2,494      $ 10,573

1993*          $ 9,990     $ 779          $ 0            $ 10,769  $ 11,342  $ 11,248         $ 10,269


* From October 1, 1992 (commencement of fund operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan Short-Term Bond Fund on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested), amounted to    $14,529.     If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,703 for dividends
and $10 for capital gain distributions   .
During the period from October 1, 1992 (commencement of operations) to
September 30,    1998    , a hypothetical $10,000 investment in
Spartan Investment Grade Bond would have grown to $16,064.


                    SPARTAN INVESTMENT GRADE BOND FUND                        INDICES
   Period      Value of    Value of        Value of       Total     S&P 500   DJIA      Cost of
Ended          Initial     Reinvested      Reinvested     Value                         Living**
               $10,000     Dividend        Capital Gain
               Investment  Distributions   Distributions







1998           $ 10,700    $ 5,31   3      $ 51           $ 16,064  $ 28,119  $ 27,698     $ 11,599

1997           $ 10,250    $ 4,180         $ 49           $ 14,479  $ 25,786  $ 27,588  $ 11,408

1996           $ 9,980     $ 3,204         $ 47           $ 13,231  $ 18,360  $ 20,045  $ 11,168

1995           $ 10,170    $ 2,448         $ 48           $ 12,666  $ 15,258  $ 15,969  $ 10,842

1994           $ 9,510     $ 1,499         $ 10           $ 11,019  $ 11,759  $ 12,494  $ 10,573

1993*          $ 10,940    $ 877           $ 0            $ 11,817  $ 11,342  $ 11,248  $ 10,269


* From October 1, 1992 (commencement of fund operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan Investment Grade Bond Fund on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash
value at the time they were reinvested), amounted to    $15,087.
If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to    $4,093     for
dividends and $40 for capital gains distributions   .
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    A fund may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Spartan Investment Grade Bond may compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
Spartan Short-Term Bond may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of September 30,    1998    , FMR advised over $   32     billion
in municipal fund assets, $   115     billion in money market fund
assets, $   411     billion in equity fund assets, $   12     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for
   1998    : New Year's Day, Martin Luther King's Birthday,
Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds
wires    cannot be sent.
FSC normally determines each fund's NAV as of the close o the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each
fund's dividends derived from certain U.S. Government    securities
    may be exempt from state and local taxation.    If a fund's
distributions exceed its net investment company     taxable income
during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the
fund.    Mortgage security paydown gains (losses) on mortgage
securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase
(decrease) taxable dividend distributions.     Each fund will send
each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of September 30,    1998    ,    Spartan Investment Grade Bond
hereby designates approximately $   1,100,000     as a capital gain
dividend for the purpose of the dividend-paid deduction.
As of September 30, 199   8    ,    Spartan Short-Term Bond     had a
capital loss carryforward aggregating approximately
$   81,724,000    . This loss carryforward, of which
$   39,973,000    , $   35,409,000    ,    $4,138,000,     and
$   2,204,000     will expire on September 30,    2003    ,
   2004    ,    2005,     and    2006    , respectively, is available
to offset future capital gains.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to
foreign securities.    Because each fund does not currently anticipate
that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
   Each fund is treated as a separate entity from the other funds, if
any, of its trust for tax purposes    .
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d    (68)    , Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD    (57)    , Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX    (66)    , Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (65    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES    (54)    , Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor.    Mr. Gates is a Director of LucasVarity
PLC (automotive components and diesel engines), Charles Stark Draper
Laboratory     (non-profit), NACCO Industries, Inc. (mining and
manufacturing), and TRW Inc. (original equipment and replacement
products). Mr. Gates    also is a Trustee     of the Forum for
International Policy and of the    Endowment Association of the
College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES    (71),     Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (65)    , Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association,
   Director of the Yale-New Haven Health Services Corp. (1998)    , a
Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (55)    , Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY    (64)    , Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products) from 1987-1996    and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN    (65)    , Trustee (1993), is Chairman of the Board
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN    (52),     Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997);    and
President and a Director of Fidelity Investments Money Management,
Inc. (1998)    , Fidelity Management & Research (U.K.) Inc. (1997),
and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS    (69)    , Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997),    and
Vice President of FIMM (1998)    . Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.
FRED L. HENNING, JR.    (59)    , is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995),    and
Senior Vice President of FIMM (1998)    . Before assuming his current
responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.
   ANDREW J. DUDLEY (34), is Vice President of Spartan Short-Term Bond Fund (1998), and other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.
KEVIN E. GRANT (38), is Vice President of Spartan Investment Grade
Bond Fund (1997), and other funds advised by FMR.    Since joining
Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for two years.
   ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH    (52)    , Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   THOMAS J. SIMPSON (39), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended September 30,    1998    ,
or calendar year ended December 31, 1997, as applicable.


COMPENSATION TABLE
Trustees                       Aggregate                Aggregate            Total
and                            Compensation             Compensation         Compensation
Members of the Advisory Board  from                     from                 from the
                               Spartan                  Spartan Investment   Fund Complex*,A
                               Short-Term    Bond    B  Grade BondB

J. Gary Burkhead**             $ 0                      $ 0                  $ 0

Ralph F. Cox                   $    110                 $    271             $ 214,500

Phyllis Burke Davis            $    109                 $    269             $ 210,000

Robert M. Gates                $    111                 $    274             $176,000

Edward C. Johnson 3d**         $ 0                      $ 0                  $ 0

E. Bradley Jones               $    110                 $    271             $ 211,500

Donald J. Kirk                 $    112                 $    275             $ 211,500

Peter S. Lynch**               $ 0                      $ 0                  $ 0

William O. McCoy               $    111                 $    274             $ 214,500

Gerald C. McDonough            $    137                 $    337             $ 264,500

Marvin L. Mann                 $    110                 $    270             $ 214,500

Robert C. Pozen**              $ 0                      $ 0                  $ 0

Thomas R. Williams             $    111                 $    273              $214,500


* Information is for the calendar year ended December 31,    1997
for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash   .
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    September 30, 1998    , the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund total outstanding shares.
MANAGEMENT CONTRACTS
   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. Under the terms of each fund's management contract, FMR is responsible for payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services, and administration of each fund's securities lending program.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under each management
contract,    Spartan Short-Term Bond and Spartan Investment Grade Bond
    pays FMR a monthly management fee at the annual rate of
   0.65%     and    0.60%    , respectively, of its average net assets
throughout the month.
The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund                       Fiscal Years Ended   Amount of         Management Fees
                           September 30         Credits Reducing  Paid to FMR
                                                Management Fees

Spartan Short-Term Bond       1998              $    8,000        $    2,055,000    *

                           1997                 $    7,000        $    1,991,000    *

                           1996                 $    62,000       $    2,790,000    *

Spartan Investment Grade      1998(dagger)      $    11,000       $    5,189,000    *
Bond   (dagger)

                           1997                 $    3,000        $    2,625,000    *

                           1996                 $    11,000       $    1,988,000    *


   * After reduction of fees and expenses paid by the fund to the non-interested Trustees.
(dagger)    On June 27, 1998, FMR reduced the management rate paid by
Spartan Investment Grade Bond from 0.65% to 0.60%.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
The reimbursemen   t arrangement that is in effect for each fund will
continue through December 31, 1998, after which time FMR may elect to discontinue it. Effective January 1, 1999, FMR has voluntarily agreed
to limit Spartan Investment Grade Bond's total operating expe    nses
to an annual rate of 0.50% of average net assets.



                 Periods of                          Aggregate    Fiscal Years          Management Fee       Amount of
                 Expense Limitation                  Operating    Ended                 Before               Management Fee
                 From                 To             Expense     September 30,          Reimbursement        Reimbursement
                                                     Limitation

   Spartan       10/1/97              9/30/98        .38%         1998                  $ 2,055,000*         $ 854,000
Short-Term
Bond
                 3/1/97               9/30/97        .38%         1997                  $ 1,991,000*         $ 464,000

                 10/1/96              2/28/97        .65%         --                     --                   --

                 10/1/95              9/30/96        .65%         1996                  $ 2,790,000          $     0


   * After reduction of fees and expenses paid by the fund to the non-interested Trustees.



                 Periods of                          Aggregate    Fiscal Years          Management Fee       Amount of
                 Expense Limitation                  Operating    Ended                 Before               Management Fee
                 From                 To             Expense      September 30,         Reimbursement        Reimbursement
                                                     Limitation

Spartan          10/1/97              9/30/98        .38%         1998                  $ 5,189,000*         $ 2,075,000
Investment
Grade Bond

                 3/1/97               9/30/97        .38%         1997                  $ 2,625,000*         $ 692,000

                 10/1/96              2/28/97        .65%         --                     --                   --

                 10/1/95              9/30/96        .65%         1996                  $ 1,988,000          $ 0


* After reduction of fees and expenses paid by the fund        to the
non-interested Trustees.
SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
[IF NEITHER NON-DISCRETIONARY NOR DISCRETIONARY SUB-ADVISER FEES WERE
PAID: No fees were paid to the sub-advisers by FMR on behalf of the funds for the past three fiscal years.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for each funds shares.
FMR made no payments through FDC to third parties for the fiscal year
ended 19   98    .
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee
and an asset-based    fee each paid monthly with respect to each
account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts    in a qualified state
tuition program (QSTP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate     and each
Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate,
according to the percentage    of the QSTP's     or Freedom Fund's
assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For each fund, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with each fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUSTS' ORGANIZATION. Spartan Short-Term Bond and Spartan Investment Grade Bond Fund are funds of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are six funds of the trust: Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY.    The     trust is an entity of
the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the
trust.    The     Declaration of Trust provides that the trust shall
not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to
the trust and its assets.    The     Declaration of Trust provides for
indemnification out of each fund's property of any shareholder held
personally liable for the obligations of the fund.    The
Declaration of Trust also provides that    each     fund shall, upon
request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP,     160 Federal Street,
Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the
fiscal year ended September 30,    1998 and report of the auditors,
are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to
this rule   .
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
   Spartan, Fidelity, and Fidelity Focus are registered trademarks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Asset Manager: Income for the fiscal year ended September 30, 1997, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 17, 1998, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(2) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Asset Manager for the fiscal year ended September 30, 1997, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 17, 1998, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(3) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Asset Manager: Growth for the fiscal year ended September 30, 1997, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 17, 1998, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(4) The Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Short-Intermediate Government Fund for the fiscal year ended September 30, 1997, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 17, 1998, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(5) The Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Investment Grade Bond Fund for the fiscal year ended September 30, 1997, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 17, 1998, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(a)(6) The Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Short-Term Bond Fund for the fiscal year ended September 30, 1997, are incorporated herein by reference into the fund's Statement of Additional Information and were filed on November 17, 1998, for Fidelity Charles Street Trust (File No. 811-3221) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b)  Exhibits:
(1) Amended and Restated Declaration of Trust, dated November 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 54.
(2) By-Laws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(3)    Not applicable.
(4)    Not applicable.
(5)(a) Management Contract between Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund) and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 52.
    (b) Management Contract between Fidelity Asset Manager and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 52.
    (c)      Management Contract between Fidelity Asset Manager:
Growth and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 52.
    (d)      Management Contract between Fidelity Asset Manager:
Income and Fidelity Management & Research Company, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 52.
    (e) Management Contract between Spartan Investment Grade Bond Fund and Fidelity Management & Research Company, dated September 17, 1992, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 46.
    (f) Management Contract between Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) and Fidelity Management & Research Company, dated September 17, 1992, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 46.
    (g) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 52.
    (h) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 52.
    (i) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Growth, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 52.
    (j) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Growth, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 52.
    (k) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Income, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 52.
    (l) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Income, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(n) of Post-Effective Amendment No. 52.
  (m) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Investment Grade Bond Fund, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 52.
    (n) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Spartan Investment Grade Bond Fund, dated October 1, 1994, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 52.
    (o) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund), dated October 1, 1994, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 52.
    (p) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund), dated October 1, 1994, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 52.
(6)(a) General Distribution Agreement between Fidelity Asset Manager and Fidelity Distributors Corporation, dated December 28, 1988, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 51.
    (b)      General Distribution Agreement between Fidelity Asset
Manager: Growth and Fidelity Distributors Corporation, dated September 21, 1990, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 52.
    (c) General Distribution Agreement between Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund) and Fidelity Distributors Corporation, dated September 5, 1991, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 52.
    (d)      General Distribution Agreement between Fidelity Asset
Manager: Income and Fidelity Distributors Corporation, dated July 16, 1992, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 52.
    (e) General Distribution Agreement between Spartan Investment Grade Bond Fund and Fidelity Distributors Corporation, dated September 17, 1992, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 46.
    (f) General Distribution Agreement between Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) and Fidelity Distributors Corporation, dated September 17, 1992, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 46.
    (g) Amendment to General Distribution Agreement between Fidelity Short-Intermediate Government Fund (formerly Fidelity Limited Maturity Government Fund), Spartan Investment Grade Bond Fund, and Spartan Short-Term Bond Fund (formerly Spartan Short-Term Income Fund) and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 52.
     (h) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996 is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(8)(a) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager:
Income, and Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
    (b) Appendix A, dated February 26, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager: Income, and Fidelity Asset Manager:
Growth is incorporated herein by reference to Exhibit 8(b) of Fidelity Puritan Trust's Post-Effective Amendment No. 116 (File No. 2-11884).
   (c) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager: Income, and Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 8(c) of Fidelity Puritan Trust's Post-Effective Amendment No. 116 (File No. 2-11884).
    (d) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
    (e) Appendix A, dated June 18, 1998, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Boston Street Trust's Post-Effective Amendment No. 22 (File No. 33-17704).
    (f) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Boston Street Trust's Post-Effective Amendment No. 22 (File No. 33-17704).
    (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (k) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios (File No. 2-74808) Post-Effective Amendment No. 31.
    (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(9)    Not applicable.
(10)  Not applicable.
(11)  Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
11.
(12)  Not applicable.
(13)  Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
 (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager is incorporated herein by reference to Exhibit 15(a) of Post-Effectvie Amendment No. 62.
 (b) Distribution and Service Plan pursuant to Rule l2b-l for Fidelity Asset Manager: Growth is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 62.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Intermediate Government Fund is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 62.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager: Income is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 62.
 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Investment Grade Bond Fund is incorporated herein by reference to
Exhibit 15(e) of Post-Effective Amendment No. 62.
 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Term Bond Fund is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 62.
(16) (a) A schedule for computation of 30-day yields and total return is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 54.
 (b) A schedule for computation of moving averages for Fidelity Asset Manager is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 48.
(17)  Financial Data Schedules are filed herein as Exhibit 27.
(18)  Not applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities

Title of Class:  Shares of Beneficial Interest as of September 30,
1998
 Name of Series  Number of Recordholders

Fidelity Asset Manager                       1,117,817

Fidelity Asset Manager: Growth               507,242

Fidelity Asset Manager: Income               110,989

Fidelity Short-Intermediate Government Fund  11,871

Spartan Investment Grade Bond Fund           25,864

Spartan Short-Term Bond Fund                 9,384

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Senior Vice President of FMR; Vice President of
                           High-Income Funds advised by FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income Funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           Funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity Funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.







(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR Far East; President and Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR Far East;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR Far East, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR Far East,
                      and FIMM; Vice President and Treasurer of FMR
                      Corp.; Treasurer of Strategic Advisers, Inc.



Francis V. Knox       Compliance Officer of FMR U.K.; Vice President of
                      FMR.



Jay Freedman          Clerk of FMR U.K., FMR Far East, FMR Corp. and
                      Strategic Advisers, Inc.; Assistant Clerk of FMR;
                      Secretary of FIMM; Associate General Counsel FMR
                      Corp.



Sarah H. Zenoble      Senior Vice President and Director of Operations and
                      Compliance.




(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR Far
                      East, FMR, FMR Corp., FIMM, and FMR U.K.;
                      Chairman of the Executive Committee of FMR;
                      President and Chief Executive Officer of FMR
                      Corp.; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR Far East; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR Far East.



Brian Clancy          Treasurer of FMR Far East, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR Far East, FMR U.K., FMR Corp.
                      and Strategic Advisers, Inc.; Assistant Clerk of
                      FMR; Secretary of FIMM; Associate General
                      Counsel FMR Corp.



Stephen G. Manning    Assistant Treasurer of FMR Far East, FMR,
                      FMR U.K., and FIMM; Vice President and
                      Treasurer of FMR Corp.; Treasurer of Strategic
                      Advisers, Inc.



Billy Wilder          Vice President of FMR Far East; President and
                      Representative Director of Fidelity Investments
                      Japan Limited.




Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR or an affiliate.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians: The Bank of New York, 110 Washington Street, New York, NY and The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
 (a) The Registrant undertakes for Fidelity Asset Manager: Income, Spartan Investment Grade Bond Fund, and Spartan Short-Term Bond Fund:
1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to
Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 (b) The Registrant on behalf of Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Short-Intermediate Government Fund, Spartan Investment Grade Bond Fund and Spartan Short-Term Bond Fund, provided the information required by
Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 63 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of November 1998.
      Fidelity Charles Street Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          November 20, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      November 20, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        November 20, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        November 20, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        November 20, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        November 20, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        November 20, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        November 20, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        November 20, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        November 20, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        November 20, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        November 20, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        November 20, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates